UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21188

PIMCO California Municipal Income Fund III

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Annual Report

December 31, 2021

PIMCO Municipal Income Fund | PMF | NYSE

PIMCO Municipal Income Fund II | PML | NYSE

PIMCO Municipal Income Fund III | PMX | NYSE

PIMCO California Municipal Income Fund | PCQ | NYSE

PIMCO California Municipal Income Fund II | PCK | NYSE

PIMCO California Municipal Income Fund III | PZC | NYSE

PIMCO New York Municipal Income Fund | PNF | NYSE

PIMCO New York Municipal Income Fund II | PNI | NYSE

PIMCO New York Municipal Income Fund III | PYN | NYSE

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted to us. Following this letter is the PIMCO Closed-End Funds Annual Report, which covers the 12-month reporting period ended December 31, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, first quarter 2021 U.S. annualized gross domestic product (“GDP”) was 6.3%. The economy gained momentum during the second quarter, as GDP growth in the U.S. was 6.7%. Growth then moderated to 2.3% during the third quarter of the year. Finally, the Commerce Department’s initial estimate for fourth quarter annualized GDP growth — released after the reporting period ended — was 6.9%.

In the U.S., while the Federal Reserve Board (the “Fed”) maintained the federal funds rate at an all-time low of a range between 0.00% and 0.25%, it took a step toward tightening its monetary policy. At its meeting in early November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. At its meeting in mid-December, the Fed further reduced the monthly pace of its purchases. At the current pace, the U.S. central bank will conclude its asset purchases in mid-March 2022, and could raise interest rates during its March 2022 meeting.

Economies outside the U.S. also continued to be impacted by COVID-19. In its October 2021 World Economic Outlook, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies contracted by -6.3%, -9.8% and -4.6%, respectively, in 2020.

The Bank of England (the “BoE”) also tightened its monetary policy, while several other developed country central banks maintained their accommodative stances. In December 2021, the BoE surprised the market and raised rates for the first time since COVID-19 began. The BoE cited underlying inflation pressures and expects inflation to remain high in the coming months. In contrast, the European Central Bank (the “ECB”) diverged from the Fed and BoE, as President Christine Lagarde said, “It is very unlikely that we will raise interest rates in the year 2022.” The eurozone economy is still below its pre-pandemic level and the Omicron variant is threatening growth in the region. Elsewhere, the Bank of Japan (the “BoJ”) pared back its emergency pandemic funding in late 2021, but maintained its loose monetary policy. The BoJ appears likely to remain accommodative in the near future given the headwinds facing its economy.

Both short- and long-term U.S. Treasury yields moved higher during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets, returned -1.86%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment-grade credit bonds, returned -0.95%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.06%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.51%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.75%.

2	PIMCO CLOSED-END FUNDS

The municipal (or “muni”) market experienced periods of volatility, but generated a modest positive return. All told, the Bloomberg Municipal Bond Index gained 1.53% during the 12 months ended December 31, 2021. Despite periods of weakness when longer-term yields moved higher, generally strong investor demand supported the overall muni market and helped it to outperform its U.S. taxable bond counterpart.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial advisor, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2021	3

Important Information About the Funds

Information regarding each Funds’ principal investment strategies, principal risks and risk management strategies, the effects of each Fund’s leverage, and each Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on

4	PIMCO CLOSED-END FUNDS

certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment.

Shares of closed-end investment management companies, such as the Funds, frequently trade at a discount from their net asset value (“NAV”) and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place

ANNUAL REPORT	|	DECEMBER 31, 2021	5

Important Information About the Funds	(Cont.)

during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PIMCO Municipal Income Fund	06/29/01	Diversified
PIMCO Municipal Income Fund II	06/28/02	Diversified
PIMCO Municipal Income Fund III	10/31/02	Diversified
PIMCO California Municipal Income Fund	06/29/01	Diversified
PIMCO California Municipal Income Fund II	06/28/02	Diversified
PIMCO California Municipal Income Fund III	10/31/02	Diversified
PIMCO New York Municipal Income Fund	06/29/01	Non-diversified
PIMCO New York Municipal Income Fund II	06/28/02	Diversified
PIMCO New York Municipal Income Fund III	10/31/02	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand. The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a

6	PIMCO CLOSED-END FUNDS

short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements.

These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	DECEMBER 31, 2021	7

PIMCO Municipal Income Fund

Symbol on NYSE - PMF

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of December 31, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	24.6%

Highway Revenue Tolls	9.4%

Natural Gas Revenue	6.0%

Miscellaneous Revenue	5.9%

Electric Power & Light Revenue	5.8%

Ad Valorem Property Tax	5.4%

Sales Tax Revenue	5.3%

Tobacco Settlement Funded	5.0%

Industrial Revenue	4.9%

Sewer Revenue	3.6%

Special Assessment	3.1%

Appropriations	2.4%

College & University Revenue	2.2%

Local or Guaranteed Housing	2.1%

Lease (Appropriation)	1.9%

Transit Revenue	1.3%

Lease (Non-Terminable)	1.3%

Nuclear Revenue	1.1%

Port, Airport & Marina Revenue	1.0%

Income Tax Revenue	1.0%

Other	4.9%

Short-Term Instruments	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information

(as of December 31, 2021)(1)

Market Price	$15.22

NAV	$13.33

Premium/(Discount) to NAV	14.18%

Market Price Distribution Rate(2)	4.26%

NAV Distribution Rate(2)	4.86%

Total Effective Leverage(3)	42.28%

Average Annual Total Return(1) for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	15.11%	6.69%	7.06%	6.85%
NAV	5.85%	7.14%	7.75%	6.90%
Bloomberg MuniLong Bond Index (22+)	3.17%	5.58%	5.26%	5.48%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund’s investment objective is to seek to provide current income exempt from federal income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the industrial revenue backed sector contributed to performance, as our holdings outperformed the general municipal market.

»	Exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Duration positioning detracted from performance, as municipal yields broadly rose.

»	Security selection within the lease backed sector detracted from performance, as our holdings underperformed the general municipal market.

»	There were no other material detractors for this Fund.

8	PIMCO CLOSED-END FUNDS

PIMCO Municipal Income Fund II

Symbol on NYSE - PML

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of December 31, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	22.4%

Highway Revenue Tolls	10.7%

Tobacco Settlement Funded	7.3%

Natural Gas Revenue	6.6%

Sales Tax Revenue	6.1%

Ad Valorem Property Tax	5.0%

College & University Revenue	4.4%

Sewer Revenue	4.4%

Industrial Revenue	4.1%

Miscellaneous Revenue	3.4%

Appropriations	2.5%

Electric Power & Light Revenue	2.4%

Local or Guaranteed Housing	2.3%

Lease (Appropriation)	2.2%

Water Revenue	2.1%

Port, Airport & Marina Revenue	1.6%

Transit Revenue	1.5%

Lease (Non-Terminable)	1.4%

Income Tax Revenue	1.1%

Other	6.9%

Short-Term Instruments	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information

(as of December 31, 2021)(1)

Market Price	$14.61

NAV	$12.37

Premium/(Discount) to NAV	18.11%

Market Price Distribution Rate(2)	4.85%

NAV Distribution Rate(2)	5.72%

Total Effective Leverage(3)	42.86%

Average Annual Total Return(1) for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	7.47%	9.73%	9.10%	6.54%
NAV	5.42%	7.39%	7.84%	6.03%
Bloomberg MuniLong Bond Index (22+)	3.17%	5.58%	5.26%	5.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund II’s investment objective is to seek to provide current income exempt from federal income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Duration positioning detracted from performance, as municipal yields broadly rose.

»	Security selection within the lease backed sector detracted from performance, as our holdings underperformed the general municipal market.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	DECEMBER 31, 2021	9

PIMCO Municipal Income Fund III

Symbol on NYSE - PMX

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of December 31, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	20.3%

Highway Revenue Tolls	7.8%

Natural Gas Revenue	6.9%

College & University Revenue	5.9%

Sales Tax Revenue	5.9%

Tobacco Settlement Funded	5.5%

Ad Valorem Property Tax	5.1%

Sewer Revenue	4.9%

Industrial Revenue	4.3%

Electric Power & Light Revenue	4.1%

Water Revenue	3.6%

Miscellaneous Revenue	3.2%

Appropriations	3.0%

Local or Guaranteed Housing	2.7%

Port, Airport & Marina Revenue	2.1%

Fuel Sales Tax Revenue	1.7%

Income Tax Revenue	1.6%

Transit Revenue	1.6%

Lease (Appropriation)	1.5%

Lease (Non-Terminable)	1.2%

General Fund	1.2%

Nuclear Revenue	1.1%

Other	4.4%

Short-Term Instruments	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information

(as of December 31, 2021)(1)

Market Price	$12.75

NAV	$11.41

Premium/(Discount) to NAV	11.74%

Market Price Distribution Rate(2)	4.33%

NAV Distribution Rate(2)	4.84%

Total Effective Leverage(3)	42.36%

Average Annual Total Return(1) for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	12.32%	8.26%	8.10%	6.04%
NAV	5.40%	7.41%	8.31%	5.90%
Bloomberg MuniLong Bond Index (22+)	3.17%	5.58%	5.26%	5.31%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund III’s investment objective is to seek to provide current income exempt from federal income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the industrial revenue backed sector contributed to performance, as our holdings outperformed the general municipal market.

»	Duration positioning detracted from performance, as muni yields broadly rose.

»	Security selection within the lease backed sector detracted from performance, as our holdings underperformed the general municipal market.

»	There were no other material detractors for this Fund.

10	PIMCO CLOSED-END FUNDS

PIMCO California Municipal Income Fund

Symbol on NYSE - PCQ

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of December 31, 2021†§

Municipal Bonds & Notes

Ad Valorem Property Tax	20.4%

Health, Hospital & Nursing Home Revenue	16.7%

Tobacco Settlement Funded	9.6%

College & University Revenue	7.8%

Natural Gas Revenue	6.6%

Electric Power & Light Revenue	5.8%

Sales Tax Revenue	4.2%

Lease (Abatement)	3.8%

Local or Guaranteed Housing	3.6%

Port, Airport & Marina Revenue	2.8%

General Fund	2.3%

Water Revenue	2.2%

Lease (Non-Terminable)	2.0%

Sewer Revenue	1.8%

Transit Revenue	1.7%

Lease (Appropriation)	1.5%

Miscellaneous Revenue	1.4%

Special Assessment	1.1%

Other	4.1%

Short-Term Instruments	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information

(as of December 31, 2021)(1)

Market Price	$18.58

NAV	$14.08

Premium/(Discount) to NAV	31.96%

Market Price Distribution Rate(2)	4.20%

NAV Distribution Rate(2)	5.54%

Total Effective Leverage(3)	43.87%

Average Annual Total Return(1) for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	7.99%	9.04%	9.49%	7.57%
NAV	4.17%	6.81%	7.64%	6.78%
Bloomberg CA Muni 22+ Year Index	2.85%	5.76%	5.75%	5.68%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦	Average annual total return since 6/30/2001.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund’s investment objective is to seek to provide current income exempt from federal and California income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the industrial revenue backed sector contributed to performance, as our holdings outperformed the general municipal market.

»	Exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Duration positioning detracted from performance, as municipal yields broadly rose.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	DECEMBER 31, 2021	11

PIMCO California Municipal Income Fund II

Symbol on NYSE - PCK

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of December 31, 2021†§

Municipal Bonds & Notes

Ad Valorem Property Tax	23.4%

Health, Hospital & Nursing Home Revenue	14.3%

Tobacco Settlement Funded	9.4%

Natural Gas Revenue	9.1%

Electric Power & Light Revenue	5.2%

Local or Guaranteed Housing	4.4%

Sewer Revenue	4.3%

General Fund	3.9%

Sales Tax Revenue	3.7%

College & University Revenue	3.7%

Port, Airport & Marina Revenue	2.4%

Highway Revenue Tolls	2.4%

Lease (Abatement)	2.2%

Miscellaneous Revenue	2.1%

Lease (Non-Terminable)	2.0%

Lease (Appropriation)	1.6%

Special Assessment	1.1%

Other	4.7%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information

(as of December 31, 2021)(1)

Market Price	$9.35

NAV	$9.11

Premium/(Discount) to NAV	2.63%

Market Price Distribution Rate(2)	4.11%

NAV Distribution Rate(2)	4.22%

Total Effective Leverage(3)	40.94%

Average Annual Total Return(1) for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	7.99%	5.67%	6.33%	4.39%
NAV	4.07%	7.26%	8.44%	4.92%
Bloomberg CA Muni 22+ Year Index	2.85%	5.76%	5.75%	5.57%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦	Average annual total return since 06/30/2002.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund II’s investment objective is to seek to provide current income exempt from federal and California income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Security selection within the industrial revenue backed sector contributed to performance, as our holdings outperformed the general municipal market.

»	Exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Duration positioning detracted from performance, as municipal yields broadly rose.

»	Security selection within the lease backed sector detracted from performance, as our holdings underperformed the general municipal market.

»	There were no other material detractors for this Fund.

12	PIMCO CLOSED-END FUNDS

PIMCO California Municipal Income Fund III

Symbol on NYSE - PZC

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of December 31, 2021†§

Municipal Bonds & Notes

Ad Valorem Property Tax	19.4%

Health, Hospital & Nursing Home Revenue	18.2%

Tobacco Settlement Funded	11.1%

College & University Revenue	6.7%

Electric Power & Light Revenue	5.9%

Natural Gas Revenue	5.5%

Local or Guaranteed Housing	4.0%

Sales Tax Revenue	3.8%

Port, Airport & Marina Revenue	2.9%

Highway Revenue Tolls	2.5%

General Fund	2.0%

Miscellaneous Revenue	2.0%

Lease (Abatement)	1.9%

Transit Revenue	1.6%

Lease (Appropriation)	1.6%

Special Tax	1.6%

Sewer Revenue	1.6%

Lease (Non-Terminable)	1.2%

Special Assessment	1.1%

Other	4.3%

Short-Term Instruments	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information

(as of December 31, 2021)(1)

Market Price	$11.10

NAV	$10.20

Premium/(Discount) to NAV	8.82%

Market Price Distribution Rate(2)	4.11%

NAV Distribution Rate(2)	4.47%

Total Effective Leverage(3)	42.71%

Average Annual Total Return(1) for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	13.11%	4.72%	7.53%	4.96%
NAV	3.63%	6.53%	7.52%	4.93%
Bloomberg CA Muni 22+ Year Index	2.85%	5.76%	5.75%	5.51%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund III’s investment objective is to seek to provide current income exempt from federal and California income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the industrial revenue backed sector contributed to performance, as our holdings outperformed the general municipal market.

»	Duration positioning detracted from performance, as municipal yields broadly rose.

»	Security selection within the lease backed sector detracted from performance, as our holdings underperformed the general municipal market.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	DECEMBER 31, 2021	13

PIMCO New York Municipal Income Fund

Symbol on NYSE - PNF

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of December 31, 2021†§

Municipal Bonds & Notes

Income Tax Revenue	15.4%

Water Revenue	12.3%

Transit Revenue	9.4%

Ad Valorem Property Tax	8.7%

Miscellaneous Revenue	7.9%

Health, Hospital & Nursing Home Revenue	7.2%

Highway Revenue Tolls	7.1%

Tobacco Settlement Funded	6.4%

Sales Tax Revenue	5.1%

College & University Revenue	4.5%

Local or Guaranteed Housing	4.1%

Industrial Revenue	2.6%

Port, Airport & Marina Revenue	2.6%

Appropriations	1.6%

Electric Power & Light Revenue	1.5%

Other	2.3%

Short-Term Instruments	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information

(as of December 31, 2021)(1)

Market Price	$12.29

NAV	$12.13

Premium/(Discount) to NAV	1.32%

Market Price Distribution Rate(2)	4.10%

NAV Distribution Rate(2)	4.15%

Total Effective Leverage(3)	41.36%

Average Annual Total Return(1) for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	9.70%	5.81%	6.50%	5.05%
NAV	5.29%	6.17%	6.88%	5.27%
Bloomberg NY Muni 22+ Year Index	3.33%	5.12%	5.05%	5.36%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦	Average annual total return since 6/30/2001.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund’s investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Exposure to the transportation sector contributed to performance, as the sector outperformed the general municipal market.

»	Duration positioning detracted from performance, as muni yields broadly rose.

»	Security selection within the lease backed sector detracted from performance, as our holdings underperformed the general municipal market.

»	There were no other material detractors for this Fund.

14	PIMCO CLOSED-END FUNDS

PIMCO New York Municipal Income Fund II

Symbol on NYSE - PNI

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of December 31, 2021†§

Municipal Bonds & Notes

Income Tax Revenue	11.5%

Tobacco Settlement Funded	9.4%

Health, Hospital & Nursing Home Revenue	9.0%

Miscellaneous Revenue	8.5%

College & University Revenue	8.5%

Highway Revenue Tolls	6.4%

Port, Airport & Marina Revenue	6.2%

Lease (Appropriation)	6.0%

Transit Revenue	5.6%

Water Revenue	5.3%

Ad Valorem Property Tax	4.9%

Sales Tax Revenue	4.3%

Industrial Revenue	3.2%

Local or Guaranteed Housing	3.1%

Electric Power & Light Revenue	2.9%

Other	3.2%

Short-Term Instruments	2.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information

(as of December 31, 2021)(1)

Market Price	$11.35

NAV	$11.66

Premium/(Discount) to NAV	(2.66)%

Market Price Distribution Rate(2)	4.23%

NAV Distribution Rate(2)	4.12%

Total Effective Leverage(3)	41.89%

Average Annual Total Return(1) for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	8.87%	3.84%	5.83%	4.93%
NAV	5.67%	6.77%	7.13%	5.45%
Bloomberg NY Muni 22+ Year Index	3.33%	5.12%	5.05%	5.30%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦	Average annual total return since 6/30/2002.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund II’s investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the transportation sector and the special tax sector contributed to performance, as the sectors outperformed the general municipal market.

»	Duration positioning detracted from performance, as municipal yields broadly rose.

»	Security selection within the lease backed sector detracted from performance, as our holdings underperformed the general municipal market.

ANNUAL REPORT	|	DECEMBER 31, 2021	15

PIMCO New York Municipal Income Fund III

Symbol on NYSE - PYN

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of December 31, 2021†§

Municipal Bonds & Notes

Income Tax Revenue	20.1%

Tobacco Settlement Funded	11.6%

Ad Valorem Property Tax	9.5%

Miscellaneous Revenue	7.1%

Industrial Revenue	7.0%

Health, Hospital & Nursing Home Revenue	6.7%

Highway Revenue Tolls	6.3%

Port, Airport & Marina Revenue	5.1%

Transit Revenue	4.6%

College & University Revenue	4.6%

Water Revenue	4.3%

Sales Tax Revenue	3.9%

Local or Guaranteed Housing	3.2%

Electric Power & Light Revenue	2.9%

Other	2.5%

Short-Term Instruments	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information

(as of December 31, 2021)(1)

Market Price	$9.31

NAV	$9.20

Premium/(Discount) to NAV	1.20%

Market Price Distribution Rate(2)	4.57%

NAV Distribution Rate(2)	4.63%

Total Effective Leverage(3)	43.99%

Average Annual Total Return(1) for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	8.99%	3.58%	5.78%	3.65%
NAV	5.30%	5.84%	6.47%	3.88%
Bloomberg NY Muni 22+ Year Index	3.33%	5.12%	5.05%	5.18%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund III’s investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Exposure to the transportation sector contributed to performance, as the sector outperformed the general municipal market.

»	Duration positioning detracted from performance, as municipal bond yields broadly rose over the period.

»	Security selection within the lease-backed sector detracted from performance, as Fund holdings underperformed the general municipal market.

»	There were no other material detractors for this Fund.

16	PIMCO CLOSED-END FUNDS

Index Descriptions

Index*	Index Description

Bloomberg MuniLong Bond Index (22+)	The Bloomberg MuniLong Bond Index (22+) is the long maturity component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax-exempt bond market.

Bloomberg CA Muni 22+ Year Index	The Bloomberg CA Muni 22+ Year Index is the long maturity California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax-exempt bond market.

Bloomberg NY Muni 22+ Year Index	The Bloomberg NY Muni 22+ Year Index is the long maturity New York component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax-exempt bond market.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2021	17

Financial Highlights

		Investment Operations		Less Distributions to Preferred Shareholders(c)			Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Increase Resulting from Tender of ARPS(c)

PIMCO Municipal Income Fund

12/31/2021	$13.22	$0.71	$0.06	$(0.01)	$0.00	$0.76	$(0.65)	$0.00	$0.00	$(0.65)	$0.00

12/31/2020	13.35	0.74	(0.07)	(0.07)	0.00	0.60	(0.65)	(0.08)	0.00	(0.73)	0.00

12/31/2019	12.36	0.81	1.07	(0.16)	0.00	1.72	(0.72)	(0.01)	0.00	(0.73)	0.00

12/31/2018	12.87	0.89	(0.65)	(0.16)	0.00	0.08	(0.72)	0.00	0.00	(0.72)	0.13

12/31/2017	12.44	0.91	0.36	(0.10)	0.00	1.17	(0.74)	0.00	0.00	(0.74)	0.00

PIMCO Municipal Income Fund II

12/31/2021	$12.42	$0.66	$0.00	$0.00	$0.00	$0.66	$(0.71)	$0.00	$0.00	$(0.71)	$0.00

12/31/2020	12.50	0.69	(0.01)	(0.05)	0.00	0.63	(0.71)	0.00	0.00	(0.71)	0.00

12/31/2019	11.62	0.77	1.01	(0.12)	0.00	1.66	(0.78)	0.00	0.00	(0.78)	0.00

12/31/2018	12.13	0.81	(0.57)	(0.13)	0.00	0.11	(0.78)	0.00	0.00	(0.78)	0.16

12/31/2017	11.81	0.81	0.37	(0.08)	0.00	1.10	(0.78)	0.00	0.00	(0.78)	0.00

PIMCO Municipal Income Fund III

12/31/2021	$11.36	$0.59	$0.01	$0.00	$0.00	$0.60	$(0.55)	$0.00	$0.00	$(0.55)	$0.00

12/31/2020	11.34	0.62	0.01	(0.05)	0.00	0.58	(0.55)	(0.01)	0.00	(0.56)	0.00

12/31/2019	10.49	0.72	0.87	(0.12)	0.00	1.47	(0.62)	0.00	0.00	(0.62)	0.00

12/31/2018	11.06	0.76	(0.57)	(0.13)	0.00	0.06	(0.67)	(0.11)	0.00	(0.78)	0.15

12/31/2017	10.67	0.77	0.38	(0.08)	0.00	1.07	(0.68)	0.00	0.00	(0.68)	0.00

PIMCO California Municipal Income Fund

12/31/2021	$14.28	$0.71	$(0.12)	$(0.01)	$0.00	$0.58	$(0.78)	$0.00	$0.00	$(0.78)	$0.00

12/31/2020	14.20	0.74	0.20	(0.07)	0.00	0.87	(0.78)	(0.01)	0.00	(0.79)	0.00

12/31/2019	13.32	0.80	1.16	(0.16)	0.00	1.80	(0.92)	0.00	0.00	(0.92)	0.00

12/31/2018	14.20	0.92	(0.94)	(0.17)	0.00	(0.19)	(0.92)	0.00	0.00	(0.92)	0.23

12/31/2017	13.83	0.97	0.43	(0.11)	0.00	1.29	(0.92)	0.00	0.00	(0.92)	0.00

PIMCO California Municipal Income Fund II

12/31/2021	$9.13	$0.40	$(0.04)	$0.00	$0.00	$0.36	$(0.38)	$0.00	$0.00	$(0.38)	$0.00

12/31/2020	8.98	0.41	0.17	(0.04)	0.00	0.54	(0.38)	(0.01)	0.00	(0.39)	0.00

12/31/2019	8.29	0.50	0.87	(0.10)	0.00	1.27	(0.42)	(0.16)	0.00	(0.58)	0.00

12/31/2018	8.69	0.54	(0.57)	(0.11)	0.00	(0.14)	(0.42)	0.00	0.00	(0.42)	0.16

12/31/2017	8.39	0.60	0.34	(0.07)	0.00	0.87	(0.56)	0.00	(0.01)	(0.57)	0.00

PIMCO California Municipal Income Fund III

12/31/2021	$10.29	$0.52	$(0.15)	$0.00	$0.00	$0.37	$(0.46)	$0.00	$0.00	$(0.46)	$0.00

12/31/2020	10.20	0.52	0.09	(0.05)	0.00	0.56	(0.46)	(0.01)	0.00	(0.47)	0.00

12/31/2019	9.46	0.56	0.80	(0.11)	0.00	1.25	(0.51)	0.00	0.00	(0.51)	0.00

12/31/2018	9.98	0.64	(0.68)	(0.12)	0.00	(0.16)	(0.54)	0.00	0.00	(0.54)	0.18

12/31/2017	9.67	0.67	0.35	(0.08)	0.00	0.94	(0.63)	0.00	0.00	(0.63)	0.00

PIMCO New York Municipal Income Fund

12/31/2021	$12.01	$0.54	$0.09	$(0.01)	$0.00	$0.62	$(0.50)	$0.00	$0.00	$(0.50)	$0.00

12/31/2020	12.15	0.60	(0.17)	(0.06)	0.00	0.37	(0.50)	(0.01)	0.00	(0.51)	0.00

12/31/2019	11.29	0.68	0.96	(0.13)	0.00	1.51	(0.65)	0.00	0.00	(0.65)	0.00

12/31/2018	12.06	0.70	(0.77)	(0.13)	0.00	(0.20)	(0.68)	0.00	0.00	(0.68)	0.11

12/31/2017	11.62	0.69	0.51	(0.08)	0.00	1.12	(0.68)	0.00	0.00	(0.68)	0.00

PIMCO New York Municipal Income Fund II

12/31/2021	$11.50	$0.48	$0.17	$(0.01)	$0.00	$0.64	$(0.48)	$0.00	$0.00	$(0.48)	$0.00

12/31/2020	11.59	0.56	(0.12)	(0.05)	0.00	0.39	(0.48)	0.00	0.00	(0.48)	0.00

12/31/2019	10.67	0.63	0.93	(0.13)	0.00	1.43	(0.51)	0.00	0.00	(0.51)	0.00

12/31/2018	11.17	0.71	(0.73)	(0.15)	0.00	(0.17)	(0.57)	0.00	(0.04)	(0.61)	0.28

12/31/2017	10.71	0.72	0.46	(0.10)	0.00	1.08	(0.60)	0.00	(0.02)	(0.62)	0.00

PIMCO New York Municipal Income Fund III

12/31/2021	$9.15	$0.44	$0.05	$(0.01)	$0.00	$0.48	$(0.43)	$0.00	$0.00	$(0.43)	$0.00

12/31/2020	9.29	0.48	(0.14)	(0.05)	0.00	0.29	(0.42)	0.00	(0.01)	(0.43)	0.00

12/31/2019	8.66	0.55	0.66	(0.13)	0.00	1.08	(0.41)	0.00	(0.04)	(0.45)	0.00

12/31/2018	9.27	0.57	(0.61)	(0.13)	0.00	(0.17)	(0.49)	0.00	(0.02)	(0.51)	0.07

12/31/2017	8.95	0.56	0.36	(0.08)	0.00	0.84	(0.52)	0.00	0.00	(0.52)	0.00

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets Applicable to Common Shareholders
Net Asset Value End of Year(a)	Market Price End of Year	Total Investment Return(e)	Net Assets Applicable to Common Shareholders End of Year (000s)	Expenses(f)(g)	Expenses Excluding Waivers(f)(g)	Expenses Excluding Interest Expense(f)	Expenses Excluding Interest Expense and Waivers(f)	Net Investment Income (Loss)(f)	Portfolio Turnover Rate

$13.33	$15.22	15.11%	$347,062	1.36%	1.36%	1.19%	1.19%	5.33%	18%

13.22	13.85	(2.99)	343,020	1.59	1.59	1.23	1.23	5.71	21

13.35	15.10	26.76	345,113	1.92	1.92	1.18	1.18	6.20	16

12.36	12.55	2.22	318,313	1.77	1.77	1.23	1.23	7.16	24

12.87	13.00	(4.44)	330,523	1.37	1.37	1.21	1.21	7.16	12

$12.37	$14.61	7.47%	$783,316	1.30%	1.30%	1.08%	1.08%	5.32%	13%

12.42	14.30	(4.81)	782,327	1.59	1.59	1.11	1.11	5.70	20

12.50	15.87	25.88	782,682	2.06	2.06	1.06	1.06	6.25	12

11.62	13.31	7.57	723,713	1.93	1.93	1.13	1.13	6.94	23

12.13	13.18	14.85	751,337	1.30	1.30	1.10	1.10	6.74	12

$11.41	$12.75	12.32%	$379,521	1.37%	1.37%	1.15%	1.15%	5.18%	9%

11.36	11.89	(0.54)	376,741	1.64	1.64	1.18	1.18	5.57	25

11.34	12.58	19.03	374,805	2.04	2.04	1.14	1.14	6.48	14

10.49	11.14	3.39	345,557	1.89	1.89	1.19	1.19	7.11	25

11.06	11.58	8.19	363,063	1.39	1.39	1.19	1.19	7.07	14

$14.08	$18.58	7.99%	$266,321	1.44%	1.44%	1.20%	1.20%	5.05%	11%

14.28	17.98	(4.94)	269,561	1.67	1.67	1.22	1.22	5.28	15

14.20	19.86	29.47	267,390	2.09	2.09	1.18	1.18	5.75	16

13.32	16.15	(0.66)	250,306	2.10	2.10	1.23	1.23	6.80	29

14.20	17.28	16.74	266,019	1.60	1.60	1.21	1.21	6.86	13

$9.11	$9.35	7.99%	$293,165	1.41%	1.41%	1.21%	1.21%	4.44%	11%

9.13	9.03	(5.58)	293,591	1.62	1.62	1.23	1.23	4.68	19

8.98	10.00	36.01	288,138	1.99	1.99	1.18	1.18	5.61	16

8.29	7.83	(19.01)	265,245	1.88	1.88	1.29	1.29	6.51	37

8.69	10.17	17.31	277,787	1.49	1.49	1.24	1.24	6.94	14

$10.20	$11.10	13.11%	$228,733	1.45%	1.45%	1.21%	1.21%	5.06%	13%

10.29	10.25	(5.89)	230,271	1.68	1.68	1.23	1.23	5.13	13

10.20	11.41	25.66	227,745	2.12	2.12	1.20	1.20	5.59	16

9.46	9.53	(3.49)	210,974	2.13	2.13	1.25	1.25	6.70	21

9.98	10.44	(2.46)	221,976	1.65	1.65	1.23	1.23	6.77	9

$12.13	$12.29	9.70%	$95,190	1.25%	1.25%	1.20%	1.20%	4.44%	23%

12.01	11.68	(11.51)	94,059	1.52	1.52	1.23	1.23	5.13	26

12.15	13.80	24.04	95,010	1.97	1.97	1.19	1.19	5.74	25

11.29	11.70	(2.90)	87,913	1.81	1.81	1.27	1.27	6.11	22

12.06	12.78	13.44	93,564	1.55	1.55	1.30	1.30	5.73	22

$11.66	$11.35	8.87%	$130,581	1.57%	1.57%	1.31%	1.31%	4.18%	14%

11.50	10.87	(5.82)	128,709	1.84	1.84	1.35	1.35	4.97	22

11.59	12.07	20.57	129,596	2.16	2.16	1.27	1.27	5.62	17

10.67	10.47	(7.67)	119,014	2.15	2.15	1.40	1.40	6.64	24

11.17	12.00	5.77	124,295	1.63	1.63	1.35	1.35	6.51	16

$9.20	$9.31	8.99%	$52,786	1.62%	1.62%	1.49%	1.49%	4.78%	16%

9.15	8.93	(2.75)	52,414	1.80	1.80	1.49	1.49	5.32	27

9.29	9.63	16.76	53,135	2.19	2.19	1.47	1.47	6.06	14

8.66	8.65	(7.67)	49,484	2.18	2.18	1.54	1.54	6.45	24

9.27	9.92	4.34	52,884	1.83	1.83	1.57	1.57	6.07	12

ANNUAL REPORT	|	DECEMBER 31, 2021	19

Financial Highlights	(Cont.)

Ratios/Supplemental Data

	ARPS				RVMTP(5)
Selected Per Share Data for the Year Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per RVMTP(4)

PIMCO Municipal Income Fund
12/31/2021	$166,700,000	$70,665	$25,000	N/A	$23,300,000	$282,660	$100,000	N/A
12/31/2020	166,700,000	70,133	25,000	N/A	23,300,000	280,530	100,000	N/A
12/31/2019	166,700,000	70,395	25,000	N/A	23,300,000	281,580	100,000	N/A
12/31/2018	166,700,000	66,868	25,000	N/A	23,300,000	267,440	100,000	N/A
12/31/2017	190,000,000	68,475	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO Municipal Income Fund II
12/31/2021	$298,275,000	$78,363	$25,000	N/A	$68,700,000	$313,450	$100,000	N/A
12/31/2020	298,275,000	78,293	25,000	N/A	68,700,000	313,170	100,000	N/A
12/31/2019	298,275,000	78,308	25,000	N/A	68,700,000	313,230	100,000	N/A
12/31/2018	298,275,000	74,285	25,000	N/A	68,700,000	297,110	100,000	N/A
12/31/2017	367,000,000	76,136	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO Municipal Income Fund III
12/31/2021	$154,700,000	$75,200	$25,000	N/A	$34,300,000	$300,800	$100,000	N/A
12/31/2020	154,700,000	74,833	25,000	N/A	34,300,000	299,330	100,000	N/A
12/31/2019	154,700,000	74,565	25,000	N/A	34,300,000	298,260	100,000	N/A
12/31/2018	154,700,000	70,693	25,000	N/A	34,300,000	282,740	100,000	N/A
12/31/2017	189,000,000	73,007	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO California Municipal Income Fund
12/31/2021	$120,625,000	$69,408	$25,000	N/A	$29,300,000	$277,630	$100,000	N/A
12/31/2020	120,625,000	69,948	25,000	N/A	29,300,000	279,790	100,000	N/A
12/31/2019	120,625,000	69,580	25,000	N/A	29,300,000	278,320	100,000	N/A
12/31/2018	120,625,000	66,725	25,000	N/A	29,300,000	266,870	100,000	N/A
12/31/2017	150,000,000	69,320	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO California Municipal Income Fund II
12/31/2021	$128,675,000	$69,970	$25,000	N/A	$34,300,000	$279,880	$100,000	N/A
12/31/2020	128,675,000	70,035	25,000	N/A	34,300,000	280,140	100,000	N/A
12/31/2019	128,675,000	69,188	25,000	N/A	34,300,000	276,750	100,000	N/A
12/31/2018	128,675,000	65,675	25,000	N/A	34,300,000	262,670	100,000	N/A
12/31/2017	163,000,000	67,590	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO California Municipal Income Fund III
12/31/2021	$97,875,000	$70,755	$25,000	N/A	$27,100,000	$283,020	$100,000	N/A
12/31/2020	97,875,000	71,063	25,000	N/A	27,100,000	284,250	100,000	N/A
12/31/2019	97,875,000	70,545	25,000	N/A	27,100,000	282,180	100,000	N/A
12/31/2018	97,875,000	67,188	25,000	N/A	27,100,000	268,720	100,000	N/A
12/31/2017	125,000,000	69,379	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO New York Municipal Income Fund
12/31/2021	$41,025,000	$83,005	$25,000	N/A	N/A	N/A	$100,000	N/A
12/31/2020	41,025,000	82,318	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2019	41,025,000	82,875	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2018	41,025,000	78,545	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2017	47,000,000	74,749	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO New York Municipal Income Fund II
12/31/2021	$58,000,000	$66,323	$25,000	N/A	$21,000,000	$265,290	$100,000	N/A
12/31/2020	58,000,000	65,730	25,000	N/A	21,000,000	262,920	100,000	N/A
12/31/2019	58,000,000	66,003	25,000	N/A	21,000,000	264,010	100,000	N/A
12/31/2018	58,000,000	62,655	25,000	N/A	21,000,000	250,600	100,000	N/A
12/31/2017	79,000,000	64,320	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO New York Municipal Income Fund III
12/31/2021	$29,450,000	$69,808	$25,000	N/A	N/A	N/A	$100,000	N/A
12/31/2020	29,450,000	69,493	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2019	29,450,000	70,100	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2018	29,450,000	66,985	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2017	32,000,000	66,300	25,000	N/A	N/A	N/A	100,000	N/A

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)	Auction Rate Preferred Shareholders (“ARPS”). See Note 12, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)

Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, interest paid to RVMTP shareholders and the amortization of debt issuance costs of RVMTP Shares. See Note 5, Borrowings and Other Financing Transactions and Note 12, Remarketable Variable Rate MuniFund Term Preferred Shares in the Notes to Financial Statements for more information.

[1]

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS or RVMTP, bears to the aggregate of the involuntary liquidation preference of ARPS or RVMTP, expressed as a dollar amount per ARPS or RVMTP.

[2]

“Involuntary Liquidating Preference” means the amount to which a holder of ARPS or RVMTP would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]

The ARPS have no readily ascertainable market value. Auctions for the ARPS have failed since February 2008, there is currently no active trading market for the ARPS and the Fund is not able to reliably estimate what their value would be in a third-party market sale. The liquidation value of the ARPS represents its liquidation preference, which approximates fair value of the shares less any accumulated unpaid dividends. See Note 12, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.

[4]

The RVMTP have no readily ascertainable market value. The liquidation value of the RVMTP represents its liquidation preference, which approximates fair value of the shares less any unamortized debt issuance costs. See Note 12, Remarketable Variable Rate MuniFund Term Preferred Shares, in the Notes to Financial Statements for more information.

[5]	Prior to July 14, 2021, RVMTP Shares were VMTP Shares. See Note 12, Variable Rate MuniFund Term Preferred Shares.

ANNUAL REPORT	|	DECEMBER 31, 2021	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Assets:

Investments, at value
Investments in securities*	$597,542	$1,361,269	$654,222	$471,125
Cash	0	1	0	0
Interest and/or dividends receivable	5,925	13,300	6,570	5,195
Other assets	54	940	63	111
Total Assets	603,521	1,375,510	660,855	476,431

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$64,320	$220,636	$89,933	$58,324
Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value**	23,248	68,605	34,237	29,242
Distributions payable to common shareholders	1,405	3,736	1,530	1,229
Distributions payable to auction rate preferred shareholders	4	6	3	3
Accrued management fees	342	712	362	265
Other liabilities	440	224	569	422
Total Liabilities	89,759	293,919	126,634	89,485

Auction Rate Preferred Shares^	166,700	298,275	154,700	120,625

Net Assets Applicable to Common Shareholders	$347,062	$783,316	$379,521	$266,321

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$0	$1	$0	$0
Paid in capital in excess of par	288,415	661,716	314,955	226,867
Distributable earnings (accumulated loss)	58,647	121,599	64,566	39,454

Net Assets Applicable to Common Shareholders	$347,062	$783,316	$379,521	$266,321

Net Asset Value Per Common Share(a)	$13.33	$12.37	$11.41	$14.08

Common Shares Outstanding	26,028	63,318	33,256	18,915

Auction Rate Preferred Shares Issued and Outstanding	7	12	6	5

Cost of investments in securities	$537,707	$1,232,451	$588,257	$432,520

* Includes repurchase agreements of:	$10,730	$21,501	$2,380	$2,848

** Includes unamortized debt issuance cost of	$52	$95	$63	$58

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 par value and $25,000 liquidation preference per share)
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II	PIMCO New York Municipal Income Fund III

$493,135	$396,484	$160,659	$223,924	$93,743
1	0	0	1	1
4,926	4,189	1,324	1,950	851
27	29	812	14	7
498,089	400,702	162,795	225,889	94,602

$40,328	$45,626	$26,112	$15,175	$12,009
34,237	27,044	0	20,949	0
1,030	852	330	449	203
3	2	1	1	1
290	228	95	140	64
361	342	42	594	89
76,249	74,094	26,580	37,308	12,366

128,675	97,875	41,025	58,000	29,450

$293,165	$228,733	$95,190	$130,581	52,786

$0	$0	$0	$0	$0
235,139	195,638	83,209	112,779	46,001
58,026	33,095	11,981	17,802	6,785

$293,165	$228,733	$95,190	$130,581	$52,786

$9.11	$10.20	$12.13	$11.66	$9.20

32,191	22,419	7,850	11,203	5,736

5	4	2	2	1

$434,275	$364,143	$148,428	$201,818	$86,607

$572	$4,386	$2,061	$4,454	$569

$63	$56	$0	$51	$0

ANNUAL REPORT	|	DECEMBER 31, 2021	23

Statements of Operations

Year Ended December 31, 2021
(Amounts in thousands†)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Investment Income:

Interest	$23,097	$51,864	$24,802	$17,314
Total Income	23,097	51,864	24,802	17,314

Expenses:

Management fees	3,771	7,876	3,997	2,936
Trustee fees and related expenses	107	230	114	83
Interest expense	576	1,690	841	633
Auction agent fees and commissions	180	299	169	121
Auction rate preferred shares related expenses	59	72	64	60
Miscellaneous expense	10	23	11	8
Total Expenses	4,703	10,190	5,196	3,841

Net Investment Income (Loss)	18,394	41,674	19,606	13,473

Net Realized Gain (Loss):

Investments in securities	1,621	1,889	652	330

Net Realized Gain (Loss)	1,621	1,889	652	330

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(163)	(2,294)	(195)	(2,908)

Net Change in Unrealized Appreciation (Depreciation)	(163)	(2,294)	(195)	(2,908)

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,852	$41,269	$20,063	$10,895

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Net Realized Capital Gains	$(172)	$(294)	$(154)	$(121)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$19,680	$40,975	$19,909	$10,774

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II	PIMCO New York Municipal Income Fund III

$17,075	$14,885	$5,381	$7,450	$3,367
17,075	14,885	5,381	7,450	3,367

3,203	2,527	1,043	1,531	705
91	71	27	42	11
589	540	44	331	67
164	102	39	66	31
62	61	27	58	35
9	7	3	4	2
4,118	3,308	1,183	2,032	851

12,957	11,577	4,198	5,418	2,516

168	374	(368)	(388)	(13)

168	374	(368)	(388)	(13)

(1,478)	(3,580)	1,041	2,106	267

(1,478)	(3,580)	1,041	2,106	267

$11,647	$8,371	$4,871	$7,136	$2,770

$(127)	$(96)	$(40)	$(57)	$(29)

$11,520	$8,275	$4,831	$7,079	$2,741

ANNUAL REPORT	|	DECEMBER 31, 2021	25

Statements of Changes in Net Assets

	PIMCO Municipal Income Fund		PIMCO Municipal Income Fund II

(Amounts in thousands†)	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$18,394	$19,157	$41,674	$43,521
Net realized gain (loss)	1,621	(5,432)	1,889	(13,916)
Net change in unrealized appreciation (depreciation)	(163)	3,517	(2,294)	13,133

Net Increase (Decrease) in Net Assets Resulting from Operations	19,852	17,242	41,269	42,738

Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(172)	(1,778)	(294)	(3,174)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	19,680	15,464	40,975	39,564

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(16,840)	(18,851)	(44,718)	(44,475)
Tax basis return of capital	0	0	0	0

Total Distributions to Common Shareholders(a)	(16,840)	(18,851)	(44,718)	(44,475)

Common Share Transactions*:

Issued as reinvestment of distributions	1,202	1,294	4,732	4,556

Total increase (decrease) in net assets applicable to common shareholders	4,042	(2,093)	989	(355)

Net Assets Applicable to Common Shareholders:

Beginning of year	343,020	345,113	782,327	782,682
End of year	$347,062	$343,020	$783,316	$782,327

* Common Share Transactions:

Shares issued as reinvestment of distributions	87	99	339	351

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Municipal Income Fund III		PIMCO California Municipal Income Fund		PIMCO California Municipal Income Fund II		PIMCO California Municipal Income Fund III

Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

$19,606	$20,417	$13,473	$13,900	$12,957	$13,310	$11,577	$11,532
652	(3,888)	330	(208)	168	(1,385)	374	(2,176)
(195)	4,574	(2,908)	3,932	(1,478)	6,984	(3,580)	4,267

20,063	21,103	10,895	17,624	11,647	18,909	8,371	13,623

(154)	(1,648)	(121)	(1,273)	(127)	(1,371)	(96)	(1,055)

19,909	19,455	10,774	16,351	11,520	17,538	8,275	12,568

(18,331)	(18,676)	(14,739)	(14,894)	(12,353)	(12,585)	(10,215)	(10,465)
0	0	0	0	0	(69)	0	0

(18,331)	(18,676)	(14,739)	(14,894)	(12,353)	(12,654)	(10,215)	(10,465)

1,202	1,157	725	714	407	569	402	423

2,780	1,936	(3,240)	2,171	(426)	5,453	(1,538)	2,526

376,741	374,805	269,561	267,390	293,591	288,138	230,271	227,745
$379,521	$376,741	$266,321	$269,561	$293,165	$293,591	$228,733	$230,271

101	105	42	43	44	65	38	42

ANNUAL REPORT	|	DECEMBER 31, 2021	27

Statements of Changes in Net Assets	(Cont.)

	PIMCO New York Municipal Income Fund		PIMCO New York Municipal Income Fund II		PIMCO New York Municipal Income Fund III

(Amounts in thousands†)	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,198	$4,732	$5,418	$6,257	$2,516	$2,740
Net realized gain (loss)	(368)	(1,589)	(388)	(2,871)	(13)	(423)
Net change in unrealized appreciation (depreciation)	1,041	243	2,106	1,669	267	(348)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,871	3,386	7,136	5,055	2,770	1,969

Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(40)	(433)	(57)	(614)	(29)	(309)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	4,831	2,953	7,079	4,441	2,741	1,660

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(3,951)	(4,045)	(5,380)	(5,376)	(2,441)	(2,409)
Tax basis return of capital	0	0	0	0	0	(29)

Total Distributions to Common Shareholders(a)	(3,951)	(4,045)	(5,380)	(5,376)	(2,441)	(2,438)

Common Share Transactions*:

Issued as reinvestment of distributions	251	141	173	48	72	57

Total increase (decrease) in net assets applicable to common shareholders	1,131	(951)	1,872	(887)	372	(721)

Net Assets Applicable to Common Shareholders:

Beginning of year	94,059	95,010	128,709	129,596	52,414	53,135
End of year	$95,190	$94,059	$130,581	$128,709	$52,786	$52,414

* Common Share Transactions:

Shares issued as reinvestment of distributions	21	12	14	5	8	6

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended December 31, 2021

(Amounts in thousands†)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$19,852	$41,269	$20,063	$10,895

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(110,866)	(195,376)	(80,203)	(61,283)
Proceeds from sales of long-term securities	105,135	177,750	56,680	49,801
(Purchases) Proceeds from sales of short-term portfolio investments, net	(6,592)	(8,750)	11,538	6,157
(Increase) decrease in interest and/or dividends receivable	449	945	30	11
(Increase) decrease in other assets	(1)	744	0	(1)
Increase (decrease) in accrued management fees	(7)	(17)	(8)	(9)
Increase (decrease) in other liabilities	185	174	87	250
Net Realized (Gain) Loss
Investments in securities	(1,621)	(1,889)	(652)	(330)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	163	2,294	195	2,908
Net amortization (accretion) on investments	(607)	574	(542)	1,262
Amortization of debt issuance cost	19	72	34	27

Net Cash Provided by (Used for) Operating Activities	6,109	17,790	7,222	9,688

Cash Flows Received from (Used for) Financing Activities:

Cash distributions paid to common shareholders*	(15,633)	(39,966)	(17,124)	(14,012)

Cash distributions paid to auction rate preferred shareholders	(173)	(297)	(156)	(122)

Proceeds from tender option bond transactions	13,000	30,125	13,500	6,000

Payments on tender option bond transactions	(3,253)	(7,573)	(3,384)	(1,501)

Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares, Net	23,250	68,621	34,242	29,246

Payments on Variable Rate MuniFund Term Preferred Shares, Net	(23,300)	(68,700)	(34,300)	(29,300)

Net Cash Received from (Used for) Financing Activities	(6,109)	(17,790)	(7,222)	(9,689)

Net Increase (Decrease) in Cash and Foreign Currency	0	0	0	(1)

Cash and Foreign Currency:

Beginning of year	0	1	0	1
End of year	$0	$1	$0	$0

*Reinvestment of distributions to common shareholders	$1,202	$4,732	$1,202	$725

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$556	$1,663	$822	$609

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	DECEMBER 31, 2021	29

Statement of Cash Flows (Cont.)

Year Ended December 31, 2021
(Amounts in thousands†)	PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II	PIMCO New York Municipal Income Fund III

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$11,647	$8,371	$4,871	$7,136	$2,770

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(60,225)	(56,831)	(39,382)	(35,274)	(16,371)
Proceeds from sales of long-term securities	52,135	51,471	36,457	30,036	14,339
(Purchases) Proceeds from sales of short-term portfolio investments, net	930	(1,620)	471	2,878	1,122
(Increase) decrease in interest and/or dividends receivable	165	95	366	324	110
(Increase) decrease in other assets	0	0	199	(1)	1
Increase (decrease) in accrued management fees	(9)	(7)	(1)	(2)	(1)
Increase (decrease) in other liabilities	105	221	29	122	42
Net Realized (Gain) Loss
Investments in securities	(168)	(374)	368	388	13
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	1,478	3,580	(1,041)	(2,106)	(267)
Net amortization (accretion) on investments	1,015	1,057	651	860	266
Amortization of debt issuance cost	34	24	0	17	0

Net Cash Provided by (Used for) Operating Activities	7,107	5,987	2,988	4,378	2,024

Cash Flows Received from (Used for) Financing Activities:

Cash distributions paid to common shareholders*	(11,945)	(9,811)	(3,699)	(5,206)	(2,369)

Cash distributions paid to auction rate preferred shareholders	(128)	(97)	(40)	(58)	(29)

Proceeds from tender option bond transactions	6,700	5,300	1,000	1,250	500

Payments on tender option bond transactions	(1,675)	(1,326)	(249)	(314)	(125)

Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares, Net	34,242	27,046	0	20,950	0
Payments on Variable Rate MuniFund Term Preferred Shares, Net	(34,300)	(27,100)	0	(21,000)	0

Net Cash Received from (Used for) Financing Activities	(7,106)	(5,988)	(2,988)	(4,378)	(2,023)

Net Increase (Decrease) in Cash and Foreign Currency	1	(1)	0	0	1

Cash and Foreign Currency:

Beginning of year	0	1	0	1	0
End of year	$1	$0	$0	$1	$1

*Reinvestment of distributions to common shareholders	$407	$402	$251	$173	$72

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$557	$517	$43	$315	$67

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Income Fund	December 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 172.2%

MUNICIPAL BONDS & NOTES 169.1%

ALABAMA 7.5%

Alabama Federal Aid Highway Financing Authority Revenue Bonds, Series 2016
5.000% due 09/01/2035 (d)	$3,000	$3,609
5.000% due 09/01/2036 (d)	3,000	3,609

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	15,000	15,523
6.500% due 10/01/2053	750	860

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	1,394	1,477
5.250% due 05/01/2044	1,000	1,105

		26,183

ALASKA 0.0%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(a)	900	37

ARIZONA 3.8%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2049	900	852
5.000% due 01/01/2043	550	484
5.500% due 01/01/2054	1,500	1,305

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	1,100	1,330

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2055	1,100	1,195

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2044	3,500	4,072

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2049	2,295	2,638
5.000% due 07/01/2044	1,150	1,429

		13,305

ARKANSAS 1.1%

Arkansas Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2036 (b)	5,500	3,879

CALIFORNIA 8.8%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	10,000	10,629

Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	3,000	3,380

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,480	1,482
6.125% due 06/01/2038	1,000	1,001

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	2,000	2,302

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2048	2,000	2,367

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	1,000	1,256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2030	$1,405	$1,861

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	2,000	2,358

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	1,880	2,339

Morongo Band of Mission Indians, California Revenue Bonds, Series 2018
5.000% due 10/01/2042	500	590

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
0.060% due 05/15/2045	1,000	1,000

		30,565

COLORADO 6.0%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (d)	1,500	1,723

Colorado Health Facilities Authority Revenue Bonds, Series 2018
4.000% due 11/15/2048	10,000	11,419

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	2,000	2,298

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043	1,015	1,162

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2021
4.000% due 03/15/2046 (d)	2,500	2,951

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	778

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	500	505

		20,836

CONNECTICUT 1.5%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2035	2,000	2,579

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 07/01/2042	2,500	2,558

		5,137

DISTRICT OF COLUMBIA 0.4%

Metropolitan Washington Airports Authority Dulles Toll Road, District of Columbia Revenue Bonds, Series 2019
4.000% due 10/01/2049	1,250	1,416

FLORIDA 7.0%

Florida Development Finance Corp. Revenue Bonds, Series 2019
7.375% due 01/01/2049	650	710

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	1,650	1,892

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,000	1,147
4.000% due 07/01/2046	1,000	1,144

Orlando Utilities Commission, Florida Revenue Bonds, Series 2008
0.080% due 10/01/2033	11,000	11,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pasco County, Florida Water & Sewer Revenue Bonds, Series 2014
4.000% due 10/01/2044	$1,000	$1,093

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	1,500	1,625

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,196

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	1,400	1,574

Tampa, Florida Revenue Bonds, Series 2016
4.000% due 11/15/2046	2,500	2,788

		24,169

GEORGIA 4.6%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
6.750% due 01/01/2035	1,600	1,165

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
4.125% due 11/01/2045	2,000	2,269

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2043	2,000	2,407

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	9,000	10,173

		16,014

HAWAII 0.5%

City & County Honolulu, Hawaii Wastewater System Revenue Bonds, Series 2018
4.000% due 07/01/2042	1,485	1,709

ILLINOIS 15.3%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2012
5.000% due 12/01/2042	3,000	3,100

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2048	3,000	3,652

Chicago, Illinois General Obligation Bonds, Series 2003
5.500% due 01/01/2034	1,750	1,989

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,400	2,722

Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	6,700	7,593
5.500% due 01/01/2034	2,300	2,613

Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2028	2,000	2,271

Illinois Finance Authority Revenue Bonds, Series 2013
4.000% due 08/15/2042 (d)	3,000	3,071

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(a)	945	723

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035	1,000	1,126

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	2,000	2,360

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	9,500	11,504

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (b)	6,500	3,570

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR/NPFGC Insured), Series 2002
0.000% due 12/15/2040 (b)	2,000	1,266

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
0.000% due 12/15/2051 (b)	2,500	1,031

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	31

Schedule of Investments	PIMCO Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regional Transportation Authority, Illinois Revenue Bonds, Series 2018
5.000% due 06/01/2038 (d)	$3,500	$4,321

		52,912

INDIANA 0.7%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	1,250	1,128

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
4.000% due 11/15/2046	1,000	1,133

		2,261

IOWA 0.9%

Iowa Finance Authority Revenue Bonds, Series 2014
5.400% due 11/15/2046 ^	2,614	2,950

KANSAS 1.0%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(a)	715	154

University of Kansas Hospital Authority Revenue Bonds, Series 2015
4.000% due 09/01/2040 (d)	3,085	3,389

		3,543

LOUISIANA 4.6%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2045	3,000	3,499

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (d)	4,000	4,550

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2042	3,750	4,435

Louisiana Public Facilities Authority Revenue Bonds, Series 2020
4.000% due 04/01/2050	750	863

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	1,250	1,651

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	850	895

		15,893

MAINE 0.6%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,070

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2050	1,000	1,153

		2,223

MARYLAND 0.2%

Maryland Economic Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2056	500	599

MASSACHUSETTS 4.5%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	1,000	1,162

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2045	3,000	3,770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056 (b)(e)	$100	$76

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
4.000% due 10/01/2046 (d)	2,300	2,615
5.000% due 01/01/2047	1,000	1,153

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
5.000% due 09/01/2059	3,000	3,677

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.250% due 02/15/2048 (d)	2,500	3,108

		15,561

MICHIGAN 4.8%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	1,525	1,862

Michigan Finance Authority Revenue Bonds, Series 2017
4.000% due 12/01/2036 (d)	3,000	3,480
5.000% due 12/01/2031 (d)	1,200	1,456

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 12/01/2048	2,000	2,301
4.000% due 02/15/2050	1,750	2,012

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	13,400	1,807

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 12/01/2046 (d)	2,328	2,802

Michigan Finance Authority Revenue Notes, Series 2021
5.000% due 06/01/2027 (d)	72	88

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (b)	15,000	768

		16,576

MINNESOTA 0.5%

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	1,500	1,721

MISSOURI 1.5%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,000	3,387

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2037	510	592

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
4.000% due 07/01/2046	1,000	1,181

		5,160

NEBRASKA 1.0%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2017
5.000% due 09/01/2042	2,400	3,516

NEVADA 1.7%

Clark County, Nevada General Obligation Bonds, Series 2018
4.000% due 07/01/2044 (d)	4,200	4,770

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (b)	10,500	1,153

		5,923

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 14.8%

Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019
3.870% due 11/15/2035 (e)	$2,983	$3,454

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	2,500	2,926

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	16,550	17,826

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2004
0.080% due 07/01/2033	2,000	2,000

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,146

New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (b)	1,500	1,162

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2044	2,000	2,414
5.250% due 06/15/2043	1,000	1,228

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2037	3,000	3,685

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	1,500	1,842

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2017
5.000% due 01/01/2049	250	294

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	1,000	1,234
5.000% due 06/01/2046	6,000	6,991
5.250% due 06/01/2046	3,500	4,183

		51,385

NEW YORK 18.9%

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
4.000% due 11/15/2049	4,000	4,596

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2020
5.250% due 11/15/2055	2,000	2,470

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	2,867	2,671

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 05/01/2045	1,000	1,178

New York City, General Obligation Bonds, Series 2018
5.000% due 12/01/2037	750	940

New York City, General Obligation Bonds, Series 2019
5.000% due 08/01/2039	1,000	1,252

New York City, New York General Obligation Bonds, Series 2018
5.000% due 04/01/2045 (d)	4,800	5,851

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	10,000	14,135

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,000	1,096

New York Liberty Development Corp., Revenue Bonds, Series 2007
5.500% due 10/01/2037	3,000	4,460

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	3,000	3,508

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	3,000	3,403

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (e)	$1,500	$1,727

New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2019
4.000% due 01/01/2053	460	532

New York State Thruway Authority Revenue Bonds, Series 2017
4.000% due 03/15/2047 (d)	2,000	2,349

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2053	575	660

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2043	1,500	1,778

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2042	3,500	4,160

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2039	1,250	1,490

New York Urban Development Corp., Revenue Bonds, Series 2021
4.000% due 03/15/2046 (d)	6,250	7,438

		65,694

NORTH DAKOTA 0.3%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043	850	859

OHIO 8.4%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2042	1,000	1,138

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (b)	24,000	3,976

Franklin County, Ohio Revenue Bonds, Series 2013
0.130% due 05/01/2029	7,945	7,945

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	4,000	4,450

Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,000	1,020

Montgomery County, Ohio Dayton Children’s Hospital Revenue Bonds, Series 2025
4.000% due 08/01/2046 (d)	2,250	2,649

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,265

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2050	1,250	1,592

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042	1,000	1,150

		29,185

OKLAHOMA 0.2%

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	750	752

OREGON 0.2%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2039	500	593

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 6.5%

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	$2,000	$2,291

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.400% due 12/01/2038	1,150	893

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	1,500	1,844

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	1,100	1,371

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	4,250	5,256

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
5.000% due 12/01/2047	3,000	3,821

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	1,000	1,064

Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2036	5,000	5,128
5.625% due 07/01/2042	1,000	1,026

		22,694

PUERTO RICO 7.0%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	28,000	1,877

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(a)	5,000	4,450

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2030 ^(a)	1,295	767

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2006
5.000% due 07/01/2023 ^(a)	315	154
5.000% due 07/01/2037 ^(a)	750	367

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
5.875% due 07/01/2039 ^(a)	2,175	2,392
6.000% due 07/01/2041 ^(a)	1,000	1,108

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	17,255	5,885
4.750% due 07/01/2053	6,485	7,426

		24,426

RHODE ISLAND 0.7%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	1,205	1,337
5.000% due 06/01/2050	1,000	1,100

		2,437

SOUTH CAROLINA 1.9%

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,435
5.500% due 12/01/2053	1,100	1,202

		6,637

TENNESSEE 3.8%

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,000	1,062

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	$700	$753

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	5,000	5,899
5.250% due 09/01/2024	5,000	5,592

		13,306

TEXAS 12.0%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	590	587

Austin, Texas Electric Utility Revenue Bonds, Series 2019
5.000% due 11/15/2044	1,500	1,903

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	1,000	1,142

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	5,500	5,947

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (d)	300	341
4.000% due 08/15/2035 (d)	800	909
4.000% due 08/15/2036 (d)	600	680
4.000% due 08/15/2037 (d)	900	1,021
4.000% due 08/15/2040 (d)	900	1,021

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	825	841

North Texas Tollway Authority Revenue Bonds, Series 2017
4.000% due 01/01/2043	1,500	1,712
5.000% due 01/01/2048	1,250	1,477

Plano, Texas Special Assessment Bonds, Series 2021
4.375% due 09/15/2051	750	763

Rockwall Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2006
0.110% due 08/01/2037	2,350	2,350

San Jacinto College District, Texas General Obligation Bonds, Series 2019
5.000% due 02/15/2044	1,000	1,234

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2016
4.000% due 02/15/2047 (d)	6,400	7,171

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2047	500	568

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	3,500	3,823

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	4,290	4,994

Texas State University System Revenue Bonds, Series 2018
4.100% due 03/15/2039 (d)	3,200	3,225

		41,709

UTAH 3.8%

Salt Lake County, Utah Revenue Bonds, (AMBAC Insured), Series 2001
5.125% due 02/15/2033	7,000	7,882

Utah County, Utah Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	4,000	4,632

Utah County, Utah Revenue Bonds, Series 2020
4.000% due 05/15/2043	550	647

		13,161

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	33

Schedule of Investments	PIMCO Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 4.4%

Fairfax County, Virginia Economic Development Authority Revenue Bonds, Series 2003
0.090% due 12/01/2033	$2,600	$2,600

Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2018
4.000% due 05/15/2048	1,000	1,138

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	3,850	4,486

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	23,000	1,397
5.500% due 07/01/2044	1,000	1,093
5.500% due 07/01/2049	500	544

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	3,400	3,914

		15,172

WASHINGTON 0.7%

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2021
4.000% due 07/01/2058	2,155	2,450

WEST VIRGINIA 0.8%

Monongalia County, West Virginia Commission Special District Revenue Bonds, Series 2017
5.500% due 06/01/2037	1,000	1,143

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (d)	$1,500	$1,686

		2,829

WISCONSIN 6.2%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	2,500	2,506

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	3,000	2,298
7.000% due 07/01/2048	750	730

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	7,500	646

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 03/31/2056	1,100	1,210
4.000% due 07/01/2056	500	573

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
6.250% due 08/01/2027	1,000	1,068

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2050 (b)	10,000	3,634

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	2,500	2,822

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (d)	$2,000	$2,282

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 04/01/2044	3,000	3,666

		21,435

Total Municipal Bonds & Notes (Cost $526,977)		586,812

SHORT-TERM INSTRUMENTS 3.1%

REPURCHASE AGREEMENTS (f) 3.1%
		10,730

Total Short-Term Instruments (Cost $10,730)		10,730

Total Investments in Securities (Cost $537,707)		597,542

Total Investments 172.2% (Cost $537,707)		$597,542

Auction Rate Preferred Shares (48.0)%		(166,700)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (6.7)%		(23,248)

Other Assets and Liabilities, net (17.5)%		(60,532)

Net Assets Applicable to Common Shareholders 100.0%		$347,062

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019	3.870%	11/15/2035	10/26/2020	$3,442	$3,454	1.00%
Massachusetts Development Finance Agency Revenue Bonds, Series 2011	0.000	11/15/2056	07/20/2007	4	76	0.02
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200	11/01/2054	11/18/2021	1,712	1,727	0.49

				$5,158	$5,257	1.51%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$10,730	U.S. Treasury Notes 1.125% due 08/31/2028	$(10,945)	$10,730	$10,730

Total Repurchase Agreements						$(10,945)	$10,730	$10,730

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$10,730	$0	$0	$10,730	$(10,945)	$(215)

Total Borrowings and Other Financing Transactions	$10,730	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$26,183	$0	$26,183
Alaska	0	37	0	37
Arizona	0	13,305	0	13,305
Arkansas	0	3,879	0	3,879
California	0	30,565	0	30,565
Colorado	0	20,836	0	20,836
Connecticut	0	5,137	0	5,137
District of Columbia	0	1,416	0	1,416
Florida	0	24,169	0	24,169
Georgia	0	16,014	0	16,014
Hawaii	0	1,709	0	1,709
Illinois	0	52,912	0	52,912
Indiana	0	2,261	0	2,261
Iowa	0	2,950	0	2,950
Kansas	0	3,543	0	3,543
Louisiana	0	15,893	0	15,893
Maine	0	2,223	0	2,223
Maryland	0	599	0	599
Massachusetts	0	15,561	0	15,561
Michigan	0	16,576	0	16,576
Minnesota	0	1,721	0	1,721
Missouri	0	5,160	0	5,160

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Nebraska	$0	$3,516	$0	$3,516
Nevada	0	5,923	0	5,923
New Jersey	0	51,385	0	51,385
New York	0	65,694	0	65,694
North Dakota	0	859	0	859
Ohio	0	29,185	0	29,185
Oklahoma	0	752	0	752
Oregon	0	593	0	593
Pennsylvania	0	22,694	0	22,694
Puerto Rico	0	24,426	0	24,426
Rhode Island	0	2,437	0	2,437
South Carolina	0	6,637	0	6,637
Tennessee	0	13,306	0	13,306
Texas	0	41,709	0	41,709
Utah	0	13,161	0	13,161
Virginia	0	15,172	0	15,172
Washington	0	2,450	0	2,450
West Virginia	0	2,829	0	2,829
Wisconsin	0	21,435	0	21,435
Short-Term Instruments
Repurchase Agreements	0	10,730	0	10,730

Total Investments	$0	$597,542	$0	$597,542

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	35

Schedule of Investments	PIMCO Municipal Income Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.8%

MUNICIPAL BONDS & NOTES 171.1%

ALABAMA 7.9%

Alabama Federal Aid Highway Financing Authority Revenue Bonds, Series 2016
5.000% due 09/01/2035 (d)	$7,000	$8,420
5.000% due 09/01/2036 (d)	7,000	8,420

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	18,500	19,144
6.500% due 10/01/2053	18,000	20,645

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	2,787	2,955
5.250% due 05/01/2044	2,000	2,211

		61,795

ARIZONA 9.7%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2033	740	634
4.750% due 01/01/2038	950	808
5.125% due 01/01/2054	1,500	1,368
5.500% due 01/01/2054	1,500	1,305

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	2,500	3,023

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2055	2,400	2,607

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2044	7,700	8,958

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2049	5,210	5,988
5.000% due 07/01/2044	2,605	3,238

Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2032	12,430	16,414
5.000% due 12/01/2037	22,400	31,423

		75,766

CALIFORNIA 7.9%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	5,000	5,315

Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	2,000	2,254

California Health Facilities Financing Authority Revenue Bonds, Series 2011
0.090% due 03/01/2047	1,000	1,000

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	12,500	14,950

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	4,000	4,603

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2048	3,000	3,550

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	4,000	5,022

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	4,500	5,306

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,750	2,808

Morongo Band of Mission Indians, California Revenue Bonds, Series 2018
5.000% due 10/01/2042	1,250	1,475

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2008
0.060% due 04/01/2038	$15,265	$15,265

		61,548

COLORADO 4.0%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (d)	2,000	2,297

Colorado Health Facilities Authority Revenue Bonds, Series 2018
4.000% due 11/15/2048	2,555	2,918

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 11/15/2038 (d)	7,085	8,412
4.000% due 08/01/2044	4,000	4,596

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043	3,250	3,720

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2021
4.000% due 03/15/2046 (d)	5,000	5,901

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	1,430	2,226

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	1,000	1,011

		31,081

CONNECTICUT 1.2%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2036	3,500	4,202

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2045	4,450	5,111

		9,313

DISTRICT OF COLUMBIA 0.5%

Metropolitan Washington Airports Authority Dulles Toll Road, District of Columbia Revenue Bonds, Series 2019
4.000% due 10/01/2049	3,500	3,966

FLORIDA 4.6%

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2043	2,865	3,488

Florida Development Finance Corp. Revenue Bonds, Series 2019
7.375% due 01/01/2049	775	846

Florida’s Turnpike Enterprise Revenue Bonds, Series 2018
4.000% due 07/01/2048	7,000	8,040

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	3,700	4,242

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2048	5,000	5,780

Pasco County, Florida Water & Sewer Revenue Bonds, Series 2014
4.000% due 10/01/2044	2,500	2,732

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	3,500	3,791

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,590	1,903

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
5.000% due 08/15/2042 (d)	3,000	3,636

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	$1,600	$1,799

		36,257

GEORGIA 5.3%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2044	3,895	4,415

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
6.750% due 01/01/2035	3,750	2,731

Fayette County, Georgia Hospital Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046 (d)	7,000	8,217

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2043	3,500	4,212

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	19,680	22,245

		41,820

ILLINOIS 18.0%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2012
5.000% due 12/01/2042	8,000	8,268

Chicago O’Hare International Airport, Illinois Revenue Bonds, (AGM Insured), Series 2020
4.000% due 01/01/2040	6,765	7,991

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
4.000% due 01/01/2044	4,500	5,157

Chicago Park District, Illinois General Obligation Bonds, Series 2020
4.000% due 01/01/2038	1,435	1,662

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	10,000	11,361
5.500% due 01/01/2042	1,250	1,418

Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	14,100	15,980
5.500% due 01/01/2034	5,200	5,909

Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2029	2,000	2,271

Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	365	366
6.750% due 12/01/2032	5,150	5,163

Illinois Finance Authority Revenue Bonds, Series 2013
4.000% due 08/15/2042 (d)	6,000	6,142

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(a)	2,155	1,650

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035	2,000	2,252

Illinois State General Obligation Bonds, Series 2017
5.000% due 11/01/2029	1,000	1,202

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	2,175	2,566
5.000% due 05/01/2041	1,500	1,793

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	12,590	14,555
5.000% due 11/01/2027	6,140	7,435

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041 (d)	12,500	14,624

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (b)	10,000	5,492

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR/NPFGC Insured), Series 2002
0.000% due 12/15/2040 (b)	6,000	3,799

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
0.000% due 12/15/2051 (b)	5,000	2,062

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regional Transportation Authority, Illinois Revenue Bonds, Series 2018
5.000% due 06/01/2038 (d)	$8,000	$9,876

Village of Channahon, Illinois Revenue Bonds, Series 2009
0.080% due 12/01/2034	2,000	2,000

		140,994

INDIANA 0.4%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	2,500	2,256

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
4.000% due 11/15/2046	1,000	1,133

		3,389

IOWA 0.1%

Iowa Finance Authority Revenue Bonds, Series 2014
5.400% due 11/15/2046 ^	708	799

KANSAS 0.8%

University of Kansas Hospital Authority Revenue Bonds, Series 2015
4.000% due 09/01/2040 (d)	5,500	6,042

		6,042

LOUISIANA 3.8%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2045	7,000	8,164

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (d)	7,000	7,963

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2046	5,000	5,910

Louisiana Public Facilities Authority Revenue Bonds, Series 2020
4.000% due 04/01/2050	1,500	1,726

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 10/01/2040	2,800	3,697

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	1,900	2,001

		29,461

MAINE 0.7%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	2,715	2,906

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2045	2,000	2,327

		5,233

MARYLAND 2.2%

Baltimore County, Maryland General Obligation Bonds, Series 2018
4.000% due 03/01/2045 (d)	8,000	9,293

Maryland Economic Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2056	1,405	1,682

Maryland Stadium Authority Revenue Bonds, Series 2016
5.000% due 05/01/2041	5,000	5,954

		16,929

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 5.5%

Massachusetts Bay Transportation Authority Revenue Bonds, Series 2020
5.000% due 07/01/2050	$5,500	$6,779

Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037 ^(a)	535	161

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
4.000% due 10/01/2046 (d)	5,200	5,913
5.000% due 01/01/2047	2,500	2,881

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
5.000% due 09/01/2059	6,000	7,354

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.250% due 02/15/2048 (d)	7,500	9,324

University of Massachusetts Building Authority, Revenue Bonds, Series 2013
4.000% due 11/01/2043 (d)	10,000	10,317

		42,729

MICHIGAN 4.8%

Michigan Finance Authority Revenue Bonds, Series 2017
4.000% due 12/01/2040 (d)	7,000	8,077
5.000% due 12/01/2031 (d)	2,600	3,154

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 12/01/2048	4,000	4,602
4.000% due 02/15/2050	3,500	4,025

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	30,430	4,103
4.800% due 09/01/2040	185	197
5.000% due 09/01/2050	300	319

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 12/01/2046 (d)	4,947	5,955

Michigan Finance Authority Revenue Notes, Series 2020
4.300% due 09/01/2030	115	122

Michigan Finance Authority Revenue Notes, Series 2021
5.000% due 06/01/2027 (d)	153	187

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2044	5,000	5,841

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (b)	25,000	1,279

		37,861

MINNESOTA 0.5%

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,750	4,301

MISSISSIPPI 0.0%

Mississippi Development Bank Revenue Bonds, (AMBAC Insured), Series 1999
5.000% due 07/01/2024	40	40

MISSOURI 1.5%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2013
5.000% due 11/15/2044	10,000	10,785

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2039	600	694
5.000% due 02/15/2035	500	622

		12,101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 1.7%

Clark County, Nevada General Obligation Bonds, Series 2018
4.000% due 07/01/2044 (d)	$9,500	$10,790

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (b)	24,000	2,635

		13,425

NEW JERSEY 12.2%

Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019
3.870% due 11/15/2035 (e)	6,749	7,813

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	5,000	5,851

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2004
0.080% due 07/01/2033	7,350	7,350

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2009
0.070% due 07/01/2043	19,070	19,070

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	4,000	4,291

New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (b)	2,500	1,937

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	1,500	1,837

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2044	3,500	4,225
5.250% due 06/15/2043	4,000	4,912

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2037	6,000	7,371

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	1,500	1,843

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2017
5.000% due 01/01/2049	1,010	1,186

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	15,500	18,060
5.250% due 06/01/2046	8,200	9,801

		95,547

NEW YORK 14.3%

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
4.000% due 11/15/2049	7,000	8,043

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2042	10,000	11,183

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	751	699

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 05/01/2045	2,000	2,357

New York City Water & Sewer System, New York Revenue Bonds, Series 2012
0.080% due 06/15/2046	10,000	10,000

New York City Water & Sewer System, New York Revenue Bonds, Series 2020
4.000% due 06/15/2050	3,000	3,538

New York City, General Obligation Bonds, Series 2018
5.000% due 12/01/2037	2,250	2,819

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (d)	6,505	9,195

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	37

Schedule of Investments	PIMCO Municipal Income Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	$4,250	$4,659

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	6,900	8,068

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	8,000	9,075

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (e)	3,500	4,029

New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2019
4.000% due 01/01/2053	1,040	1,202

New York State Thruway Authority Revenue Bonds, Series 2017
4.000% due 03/15/2047 (d)	5,375	6,312

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2053	1,305	1,498

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2042	8,000	9,509

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2039	2,500	2,980

New York Urban Development Corp., Revenue Bonds, Series 2021
4.000% due 03/15/2046 (d)	14,250	16,960

		112,126

NORTH CAROLINA 0.4%

North Carolina Turnpike Authority Revenue Bonds, Series 2018
4.000% due 01/01/2039	3,000	3,491

NORTH DAKOTA 0.3%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043	1,950	1,971

OHIO 11.6%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Bonds, Series 2020
4.000% due 11/15/2038	1,500	1,757

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.250% due 06/01/2037	15,000	15,375

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (b)	54,000	8,945
5.000% due 06/01/2055	14,935	17,356

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	20,580	22,897

Montgomery County, Ohio Dayton Children’s Hospital Revenue Bonds, Series 2025
4.000% due 08/01/2046 (d)	5,500	6,476

Ohio State Revenue Bonds, Series 2019
4.000% due 01/01/2040	1,500	1,747

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	10,000	10,530

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2050	2,500	3,185

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042	2,600	2,989

		91,257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OKLAHOMA 1.0%

Oklahoma Development Finance Authority Revenue Bonds, Series 2018
5.500% due 08/15/2057	$2,000	$2,468

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	1,750	1,756

Oklahoma Water Resources Board Revenue Bonds, Series 2020
4.000% due 10/01/2049	3,250	3,923

		8,147

OREGON 0.2%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2050	1,500	1,742

PENNSYLVANIA 5.9%

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	2,000	2,291

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.400% due 12/01/2038	2,500	1,941

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	3,400	4,180

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 02/15/2043	4,800	5,531

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	2,500	3,116

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	10,000	10,880

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
5.000% due 12/01/2047	7,000	8,915

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	1,000	1,064

Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2036	1,000	1,026
5.625% due 07/01/2042	7,000	7,179

		46,123

PUERTO RICO 7.2%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	63,000	4,224

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(a)	11,600	10,324

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2030 ^(a)	2,950	1,748

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.000% due 07/01/2046 ^(a)	3,000	1,778

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2006
5.000% due 07/01/2026 ^(a)	770	376
5.000% due 07/01/2037 ^(a)	1,650	806

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
5.875% due 07/01/2039 ^(a)	4,905	5,396
6.000% due 07/01/2041 ^(a)	2,000	2,215

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	32,797	11,186

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 07/01/2051 (b)	$7,070	$1,741
4.750% due 07/01/2053	9,735	11,147

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	4,470	5,128

		56,069

RHODE ISLAND 4.2%

Narragansett Bay Commission, Rhode Island Revenue Bonds, Series 2013
4.000% due 09/01/2043 (d)	12,000	12,304

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	18,450	20,288

		32,592

SOUTH CAROLINA 1.4%

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.500% due 12/01/2053	10,000	10,922

TENNESSEE 2.1%

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	2,000	2,124

Metropolitan Nashville Airport Authority, Tennessee Revenue Bonds, Series 2019
4.000% due 07/01/2049	2,000	2,310

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	1,550	1,667

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	3,000	3,143
5.000% due 02/01/2027	6,000	7,078

		16,322

TEXAS 15.9%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	1,345	1,339

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	2,600	2,729

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	1,750	1,999

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	21,000	22,708

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2018
5.000% due 10/01/2048 (d)	7,500	9,212

Houston Community College System, Texas General Obligation Bonds, Series 2013
4.000% due 02/15/2043 (d)	10,000	10,425

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
4.000% due 05/15/2049	2,500	2,798

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 07/01/2046	1,030	976

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (d)	700	795
4.000% due 08/15/2035 (d)	1,400	1,591
4.000% due 08/15/2036 (d)	1,330	1,508
4.000% due 08/15/2037 (d)	1,620	1,837
4.000% due 08/15/2040 (d)	1,800	2,042

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	$4,300	$4,385

North Texas Tollway Authority Revenue Bonds, Series 2017
4.000% due 01/01/2043	3,590	4,097
5.000% due 01/01/2048	3,500	4,135

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,197

Plano, Texas Special Assessment Bonds, Series 2021
4.375% due 09/15/2051	1,500	1,526

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
4.000% due 09/15/2042 (d)	10,000	10,199

San Jacinto College District, Texas General Obligation Bonds, Series 2019
5.000% due 02/15/2044	1,010	1,246

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2016
4.000% due 02/15/2047 (d)	13,600	15,238

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2047	1,000	1,136

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	12,800	14,899

Texas State University System Revenue Bonds, Series 2018
4.100% due 03/15/2039 (d)	6,800	6,853

		124,870

UTAH 0.7%

Utah County, Utah Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	3,000	3,474

Utah County, Utah Revenue Bonds, Series 2020
4.000% due 05/15/2043	1,650	1,941

		5,415

VIRGINIA 5.2%

Fairfax County, Virginia Economic Development Authority Revenue Bonds, Series 2003
0.090% due 12/01/2033	1,875	1,875

Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2018
4.000% due 05/15/2048	1,000	1,139

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
6.000% due 06/01/2043	$1,208	$1,296

University of Virginia Revenue Bonds, Series 2018
4.000% due 08/01/2048 (d)	10,000	11,701

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	8,200	9,555

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	51,000	3,098
5.500% due 07/01/2044	2,000	2,185
5.500% due 07/01/2049	500	544

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	7,800	8,979

		40,372

WASHINGTON 0.7%

Snohomish County, Washington Housing Authority Revenue Bonds, Series 2019
4.000% due 04/01/2044	2,000	2,213

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2021
4.000% due 07/01/2058	2,960	3,365

		5,578

WEST VIRGINIA 1.0%

Monongalia County, West Virginia Commission Special District Revenue Bonds, Series 2017
5.500% due 06/01/2037	2,000	2,285

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (d)	2,000	2,249

West Virginia State General Obligation Bonds, Series 2019
5.000% due 12/01/2041	2,500	3,146

		7,680

WISCONSIN 5.7%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	4,500	4,510

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	4,000	3,064

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 07/01/2048	$1,000	$973

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	15,000	1,291

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 03/31/2056	2,600	2,860
4.000% due 07/01/2056	1,100	1,261
4.500% due 06/01/2056	1,000	1,022

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
6.250% due 08/01/2027	1,000	1,068

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2050 (b)	21,000	7,632

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	15,585	17,590

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (d)	3,000	3,423

		44,694

Total Municipal Bonds & Notes (Cost $1,210,950)		1,339,768

SHORT-TERM INSTRUMENTS 2.7%

REPURCHASE AGREEMENTS (f) 2.7%
		21,501

Total Short-Term Instruments (Cost $21,501)		21,501

Total Investments in Securities (Cost $1,232,451)		1,361,269

Total Investments 173.8% (Cost $1,232,451)		$1,361,269

Auction Rate Preferred Shares (38.1)%		(298,275)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (8.8)%		(68,605)

Other Assets and Liabilities, net (26.9)%		(211,073)

Net Assets Applicable to Common Shareholders 100.0%		$783,316

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019	3.870%	11/15/2035	10/26/2020	$7,787	$7,813	1.00%
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200	11/01/2054	11/18/2021	3,996	4,029	0.51

				$11,783	$11,842	1.51%

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	39

Schedule of Investments	PIMCO Municipal Income Fund II	(Cont.)	December 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$21,501	U.S. Treasury Notes 1.125% due 08/31/2028	$(21,931)	$21,501	$21,501

Total Repurchase Agreements						$(21,931)	$21,501	$21,501

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$21,501	$0	$0	$21,501	$(21,931)	$(430)

Total Borrowings and Other Financing Transactions	$21,501	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$61,795	$0	$61,795
Arizona	0	75,766	0	75,766
California	0	61,548	0	61,548
Colorado	0	31,081	0	31,081
Connecticut	0	9,313	0	9,313
District of Columbia	0	3,966	0	3,966
Florida	0	36,257	0	36,257
Georgia	0	41,820	0	41,820
Illinois	0	140,994	0	140,994
Indiana	0	3,389	0	3,389
Iowa	0	799	0	799
Kansas	0	6,042	0	6,042
Louisiana	0	29,461	0	29,461
Maine	0	5,233	0	5,233
Maryland	0	16,929	0	16,929
Massachusetts	0	42,729	0	42,729
Michigan	0	37,861	0	37,861
Minnesota	0	4,301	0	4,301
Mississippi	0	40	0	40
Missouri	0	12,101	0	12,101
Nevada	0	13,425	0	13,425

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
New Jersey	$0	$95,547	$0	$95,547
New York	0	112,126	0	112,126
North Carolina	0	3,491	0	3,491
North Dakota	0	1,971	0	1,971
Ohio	0	91,257	0	91,257
Oklahoma	0	8,147	0	8,147
Oregon	0	1,742	0	1,742
Pennsylvania	0	46,123	0	46,123
Puerto Rico	0	56,069	0	56,069
Rhode Island	0	32,592	0	32,592
South Carolina	0	10,922	0	10,922
Tennessee	0	16,322	0	16,322
Texas	0	124,870	0	124,870
Utah	0	5,415	0	5,415
Virginia	0	40,372	0	40,372
Washington	0	5,578	0	5,578
West Virginia	0	7,680	0	7,680
Wisconsin	0	44,694	0	44,694
Short-Term Instruments
Repurchase Agreements	0	21,501	0	21,501

Total Investments	$0	$1,361,269	$0	$1,361,269

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Income Fund III	December 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 172.4%

MUNICIPAL BONDS & NOTES 171.8%

ALABAMA 8.1%

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	$19,000	$19,662
6.500% due 10/01/2053	7,500	8,602

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	1,208	1,280
5.250% due 05/01/2044	1,000	1,105

		30,649

ARIZONA 7.8%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2031	675	595
4.500% due 01/01/2032	710	617
4.500% due 01/01/2049	750	710

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	1,200	1,451

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2055	1,200	1,303

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2044	3,800	4,421

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2049	2,495	2,868
5.000% due 07/01/2044	1,245	1,548

Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	11,600	16,272

		29,785

CALIFORNIA 8.5%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	12,000	12,755

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	2,015	2,169

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	2,000	2,302

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2048	2,000	2,367

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	3,000	3,767

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	2,000	2,358

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	2,000	3,209

Morongo Band of Mission Indians, California Revenue Bonds, Series 2018
5.000% due 10/01/2042	750	885

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,250	2,428

		32,240

COLORADO 4.4%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (d)	1,500	1,723

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 11/15/2038 (d)	$3,500	$4,156
4.000% due 08/01/2044	2,000	2,298

Colorado Springs, Colorado Utilities System Revenue Bonds, Series 2020
4.000% due 11/15/2050	2,500	2,967

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043	1,250	1,431

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2021
4.000% due 03/15/2046 (d)	2,500	2,950

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	778

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	550	556

		16,859

CONNECTICUT 1.7%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2037	2,000	2,567

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2045	3,300	3,790

		6,357

DISTRICT OF COLUMBIA 0.9%

District of Columbia General Obligation Bonds, Series 2019
5.000% due 10/15/2044	650	818

District of Columbia Water & Sewer Authority Revenue Bonds, Series 2019
5.000% due 10/01/2044	500	634

Metropolitan Washington Airports Authority Dulles Toll Road, District of Columbia Revenue Bonds, Series 2019
4.000% due 10/01/2049	1,750	1,983

		3,435

FLORIDA 8.7%

Florida Development Finance Corp. Revenue Bonds, Series 2019
7.375% due 01/01/2049	1,500	1,638

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2010
9.459% due 10/01/2039 (e)	5,000	5,194

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	1,800	2,064

Miami-Dade County, Florida Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 04/01/2053	4,000	4,467

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,000	1,147

North Miami Beach, Florida Water Revenue Bonds, Series 2020
5.000% due 08/01/2044	3,000	3,806

Pasco County, Florida Water & Sewer Revenue Bonds, Series 2014
4.000% due 10/01/2044	1,500	1,639

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	1,750	1,896

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047 (d)	$3,750	$4,203

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	3,500	3,936

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2049 (b)	2,600	959
0.000% due 09/01/2053 (b)	2,600	798

		32,943

GEORGIA 4.9%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
6.750% due 01/01/2035	1,750	1,275

Fayette County, Georgia Hospital Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046 (d)	3,000	3,521

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2043	2,000	2,407

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	10,000	11,303

		18,506

ILLINOIS 18.0%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2012
5.000% due 12/01/2042	4,000	4,134

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2048	3,500	4,260

Chicago Park District, Illinois General Obligation Bonds, Series 2020
4.000% due 01/01/2036	1,300	1,511

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	400	454
5.500% due 01/01/2042	1,000	1,134

Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	7,200	8,160
5.500% due 01/01/2034	2,665	3,028

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	3,000	3,657

Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2027	1,750	1,987

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	3,750	3,844

Illinois Finance Authority Revenue Bonds, Series 2013
4.000% due 08/15/2042 (d)	3,000	3,071

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(a)	1,030	789

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035	1,010	1,137

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	2,000	2,360
5.000% due 05/01/2041	1,500	1,793

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	1,150	1,330
5.000% due 11/01/2027	7,000	8,477

Illinois State Toll Highway Authority Revenue Bonds, Series 2020
5.000% due 01/01/2045	1,500	1,904

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (b)	6,500	3,570

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR/NPFGC Insured), Series 2002
0.000% due 12/15/2040 (b)	2,000	1,266

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	41

Schedule of Investments	PIMCO Municipal Income Fund III	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
0.000% due 12/15/2051 (b)	$2,500	$1,031

Regional Transportation Authority, Illinois Revenue Bonds, Series 2018
5.000% due 06/01/2038 (d)	3,900	4,814

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	3,500	4,411

		68,122

INDIANA 1.0%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	1,250	1,128

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
4.000% due 11/15/2046	2,500	2,833

		3,961

IOWA 0.1%

Iowa Finance Authority Revenue Bonds, Series 2014
5.400% due 11/15/2046 ^	372	419

KANSAS 0.6%

University of Kansas Hospital Authority Revenue Bonds, Series 2015
4.000% due 09/01/2040 (d)	2,000	2,197

LOUISIANA 4.4%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2045	3,100	3,616

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (d)	4,000	4,550

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2042	4,000	4,730

Louisiana Public Facilities Authority Revenue Bonds, Series 2020
4.000% due 04/01/2050	750	863

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	1,350	1,783

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	950	1,000

		16,542

MAINE 0.7%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,605

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2050	1,000	1,153

		2,758

MARYLAND 1.3%

Baltimore County, Maryland General Obligation Bonds, Series 2018
4.000% due 03/01/2045 (d)	3,600	4,182

Maryland Economic Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2056	500	599

		4,781

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 8.3%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	$1,000	$1,162

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2046	3,000	3,766

Massachusetts Bay Transportation Authority Revenue Bonds, Series 2020
5.000% due 07/01/2050	1,500	1,849

Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037 ^(a)	275	82

Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056 (b)(f)	119	90

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
4.000% due 10/01/2046 (d)	2,500	2,843
5.000% due 01/01/2047	1,000	1,152

Massachusetts Housing Finance Agency Revenue Bonds, Series 2003
5.125% due 06/01/2043	525	526

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.250% due 02/15/2048 (d)	3,000	3,730

University of Massachusetts Building Authority, Revenue Bonds, Series 2013
4.000% due 11/01/2043 (d)	15,745	16,245

		31,445

MICHIGAN 5.3%

Michigan Finance Authority Revenue Bonds, Series 2017
4.000% due 12/01/2036 (d)	3,000	3,480
4.000% due 12/01/2040 (d)	500	577
5.000% due 12/01/2031 (d)	1,200	1,456

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	14,605	1,969

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 12/01/2046 (d)	2,425	2,919

Michigan Finance Authority Revenue Notes, Series 2021
5.000% due 06/01/2027 (d)	75	92

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2044	2,500	2,920

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (b)	12,500	640

Michigan Trunk Line State Revenue Bonds, Series 2020
4.000% due 11/15/2045	5,000	5,923

		19,976

MINNESOTA 0.5%

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	1,750	2,007

MISSOURI 0.2%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
5.000% due 02/15/2036	425	527

Jennings, Missouri Revenue Bonds, Series 2006
5.000% due 11/01/2023	155	93

		620

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 2.1%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2017
5.000% due 09/01/2042	$5,500	$8,058

NEVADA 1.7%

Clark County, Nevada General Obligation Bonds, Series 2018
4.000% due 07/01/2044 (d)	4,545	5,162

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (b)	11,000	1,208

		6,370

NEW JERSEY 12.3%

Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019
3.870% due 11/15/2035 (f)	3,256	3,770

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	5,000	5,851

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
6.500% due 04/01/2028	4,500	4,900

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2004
0.080% due 07/01/2033	11,000	11,000

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,146

New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (b)	3,200	2,480

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2021
4.000% due 06/15/2036	1,500	1,770

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2017
5.000% due 01/01/2049	900	1,057

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	1,200	1,480
5.000% due 06/01/2046	7,000	8,156
5.250% due 06/01/2046	3,500	4,183

		46,793

NEW YORK 14.8%

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
4.000% due 11/15/2049	2,120	2,436

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2042	5,500	6,151

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	785	731

New York City Water & Sewer System, New York Revenue Bonds, Series 2020
4.000% due 06/15/2050	4,000	4,718

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,000	1,096

New York Liberty Development Corp., Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,700	2,528

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	3,500	4,092

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	1,000	1,134

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (f)	$1,500	$1,727

New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2019
4.000% due 01/01/2053	500	578

New York State Thruway Authority Revenue Bonds, Series 2017
4.000% due 03/15/2047 (d)	2,000	2,349

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2041	5,500	6,403
4.000% due 01/01/2053	620	712

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2042	3,500	4,160

New York State Urban Development Corp. Revenue Bonds, Series 2017
4.000% due 03/15/2046 (d)	7,000	7,949

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2039	1,250	1,490

New York Urban Development Corp., Revenue Bonds, Series 2021
4.000% due 03/15/2046 (d)	6,750	8,033

		56,287

NORTH CAROLINA 0.7%

University of North Carolina Hospitals at Chapel Hill Revenue Bonds, Series 2016
4.000% due 02/01/2046	2,500	2,799

NORTH DAKOTA 0.3%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043	940	950

OHIO 11.0%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2042	1,000	1,138

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.250% due 06/01/2037	5,000	5,125

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (b)	26,000	4,307
5.000% due 06/01/2055	6,970	8,100

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	9,310	10,358

Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,500	1,530

Montgomery County, Ohio Dayton Children’s Hospital Revenue Bonds, Series 2025
4.000% due 08/01/2046 (d)	2,250	2,649

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,265

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2050	1,250	1,592

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042	1,400	1,610

		41,674

OKLAHOMA 1.3%

Oklahoma Development Finance Authority Revenue Bonds, Series 2018
5.500% due 08/15/2057	1,600	1,974

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	$1,000	$1,003

Oklahoma Water Resources Board Revenue Bonds, Series 2020
4.000% due 10/01/2049	1,500	1,811

		4,788

OREGON 0.2%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2039	500	593

PENNSYLVANIA 4.7%

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	1,000	1,146

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.400% due 12/01/2038	1,350	1,048

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	1,650	2,028

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	1,350	1,683

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	5,000	5,440

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	1,000	1,064

Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2042	1,645	1,687

Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2019
5.000% due 11/01/2054	3,100	3,865

		17,961

PUERTO RICO 7.2%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	31,000	2,076

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(a)	5,500	4,895

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2030 ^(a)	1,425	844

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.000% due 07/01/2046 ^(a)	2,000	1,185

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2006
5.000% due 07/01/2026 ^(a)	100	49
5.000% due 07/01/2027 ^(a)	250	122
5.000% due 07/01/2037 ^(a)	705	345

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
5.875% due 07/01/2039 ^(a)	2,375	2,613
6.000% due 07/01/2041 ^(a)	1,000	1,108

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	17,624	6,011
4.750% due 07/01/2053	6,992	8,006

		27,254

SOUTH CAROLINA 1.9%

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/01/2053	$1,750	$1,912

		7,347

TENNESSEE 0.8%

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,000	1,062

Metropolitan Nashville Airport Authority, Tennessee Revenue Bonds, Series 2019
4.000% due 07/01/2049	1,000	1,155

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	750	807

		3,024

TEXAS 12.0%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	650	647

Austin, Texas Electric Utility Revenue Bonds, Series 2019
5.000% due 11/15/2044	1,585	2,011

Bexar County Texas Hospital District, General Obligation Bonds, Series 2018
4.000% due 02/15/2043	2,500	2,833

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	1,250	1,312

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	1,000	1,142

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,500	4,866

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2018
5.000% due 10/01/2048 (d)	4,000	4,913

Houston Community College System, Texas General Obligation Bonds, Series 2013
4.000% due 02/15/2043 (d)	5,000	5,212

Houston, Texas Combined Utility System Revenue Bonds, Series 2019
4.000% due 11/15/2044	1,500	1,778

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (d)	300	341
4.000% due 08/15/2035 (d)	800	909
4.000% due 08/15/2036 (d)	600	680
4.000% due 08/15/2037 (d)	900	1,021
4.000% due 08/15/2040 (d)	900	1,021

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	2,400	2,448

North Texas Tollway Authority Revenue Bonds, Series 2017
4.000% due 01/01/2043	1,500	1,712
5.000% due 01/01/2048	1,250	1,477

Plano, Texas Special Assessment Bonds, Series 2021
4.375% due 09/15/2051	750	763

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2047	500	568

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2026	150	181

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	6,345	7,386

University of North Texas System Revenue Bonds, Series 2018
4.000% due 04/15/2050	2,200	2,482

		45,703

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	43

Schedule of Investments	PIMCO Municipal Income Fund III	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 1.1%

Utah County, Utah Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	$3,000	$3,474

Utah County, Utah Revenue Bonds, Series 2020
4.000% due 05/15/2043	550	647

		4,121

VIRGINIA 5.2%

Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2018
4.000% due 05/15/2048	1,000	1,139

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
6.000% due 06/01/2043	589	632

University of Virginia Revenue Bonds, Series 2018
4.000% due 08/01/2048 (d)	5,000	5,851

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2018
4.000% due 05/15/2041 (d)	4,000	4,661

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	25,000	1,518
5.500% due 07/01/2044	1,000	1,093
5.500% due 07/01/2049	500	544

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	3,800	4,374

		19,812

WASHINGTON 2.1%

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
4.000% due 01/01/2046	4,000	4,554

Snohomish County, Washington Housing Authority Revenue Bonds, Series 2019
4.000% due 04/01/2044	1,000	1,107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2021
4.000% due 07/01/2058	$1,345	$1,529

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2038	825	888

		8,078

WEST VIRGINIA 1.1%

Monongalia County, West Virginia Commission Special District Revenue Bonds, Series 2017
5.500% due 06/01/2037	1,000	1,143

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (d)	1,500	1,687

West Virginia State General Obligation Bonds, Series 2019
5.000% due 12/01/2041	1,000	1,258

		4,088

WISCONSIN 5.9%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	2,500	2,506

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	2,500	1,915
7.000% due 07/01/2048	750	729

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	7,500	646

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 03/31/2056	1,260	1,386
4.000% due 07/01/2056	650	745

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
6.250% due 08/01/2027	1,000	1,068

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Wisconsin Hospitals & Clinics Authority Revenue Bonds, Series 2013
5.000% due 04/01/2038	$3,500	$3,706

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2050 (b)	9,410	3,420

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	1,500	1,693

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (d)	2,000	2,282

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 04/01/2044	2,000	2,444

		22,540

Total Municipal Bonds & Notes (Cost $585,877)		651,842

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (g) 0.6%
		2,380

Total Short-Term Instruments (Cost $2,380)		2,380

Total Investments in Securities (Cost $588,257)		654,222

Total Investments 172.4% (Cost $588,257)		$654,222

Auction Rate Preferred Shares (40.8)%		(154,700)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (9.0)%		(34,237)

Other Assets and Liabilities, net (22.6)%		(85,764)

Net Assets Applicable to Common Shareholders 100.0%		$379,521

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)

Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2021.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019	3.870%	11/15/2035	10/26/2020	$3,757	$3,770	0.99%
Massachusetts Development Finance Agency Revenue Bonds, Series 2011	0.000	11/15/2056	07/20/2007	5	90	0.02
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200	11/01/2054	11/18/2021	1,712	1,727	0.46

				$5,474	$5,587	1.47%

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$2,380	U.S. Treasury Notes 1.125% due 08/31/2028	$(2,428)	$2,380	$2,380

Total Repurchase Agreements						$(2,428)	$2,380	$2,380

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$2,380	$0	$0	$2,380	$(2,428)	$(48)

Total Borrowings and Other Financing Transactions	$2,380	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$30,649	$0	$30,649
Arizona	0	29,785	0	29,785
California	0	32,240	0	32,240
Colorado	0	16,859	0	16,859
Connecticut	0	6,357	0	6,357
District of Columbia	0	3,435	0	3,435
Florida	0	32,943	0	32,943
Georgia	0	18,506	0	18,506
Illinois	0	68,122	0	68,122
Indiana	0	3,961	0	3,961
Iowa	0	419	0	419
Kansas	0	2,197	0	2,197
Louisiana	0	16,542	0	16,542
Maine	0	2,758	0	2,758
Maryland	0	4,781	0	4,781
Massachusetts	0	31,445	0	31,445
Michigan	0	19,976	0	19,976
Minnesota	0	2,007	0	2,007
Missouri	0	620	0	620
Nebraska	0	8,058	0	8,058

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Nevada	$0	$6,370	$0	$6,370
New Jersey	0	46,793	0	46,793
New York	0	56,287	0	56,287
North Carolina	0	2,799	0	2,799
North Dakota	0	950	0	950
Ohio	0	41,674	0	41,674
Oklahoma	0	4,788	0	4,788
Oregon	0	593	0	593
Pennsylvania	0	17,961	0	17,961
Puerto Rico	0	27,254	0	27,254
South Carolina	0	7,347	0	7,347
Tennessee	0	3,024	0	3,024
Texas	0	45,703	0	45,703
Utah	0	4,121	0	4,121
Virginia	0	19,812	0	19,812
Washington	0	8,078	0	8,078
West Virginia	0	4,088	0	4,088
Wisconsin	0	22,540	0	22,540
Short-Term Instruments
Repurchase Agreements	0	2,380	0	2,380

Total Investments	$0	$654,222	$0	$654,222

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	45

Schedule of Investments	PIMCO California Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 176.9%

MUNICIPAL BONDS & NOTES 175.8%

ARIZONA 0.4%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$850	$1,028

CALIFORNIA 154.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2017
5.000% due 04/01/2056	1,750	2,143

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	3,925	4,175

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,955	2,960
6.125% due 06/01/2038	1,000	1,001

California County Tobacco Securitization Agency Revenue Bonds, Series 2007
0.000% due 06/01/2057 (b)	7,000	941

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (b)	4,700	945

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	800	935

California Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 10/01/2039	1,250	1,429
5.000% due 10/01/2048	1,000	1,213

California Educational Facilities Authority Revenue Bonds, Series 2021
5.000% due 04/01/2051	1,000	1,628

California Enterprise Development Authority Revenue Bonds, Series 2020
5.000% due 08/01/2050	700	847

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
4.000% due 11/01/2040	1,195	1,404

California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	7,300	7,518

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	1,675	1,803

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	1,300	1,485

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 08/15/2039 (c)	8,500	9,588
5.000% due 11/15/2046 (c)	5,000	5,980
5.000% due 08/15/2055	6,000	7,049

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	3,500	4,028
4.000% due 06/01/2050	3,250	3,751

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	10,520

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	5,250	474
4.000% due 07/01/2050	350	404
4.000% due 11/01/2050	860	993

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 05/15/2043	500	597
5.000% due 06/01/2043	1,370	1,664
5.000% due 06/01/2048	1,370	1,662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	$765	$839
4.000% due 02/01/2051	3,300	3,870

California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.100% due 06/01/2040	2,000	2,007

California Public Finance Authority Revenue Bonds, Series 2017
4.000% due 08/01/2047 (c)	5,140	5,832

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	1,350	1,545

California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000	7,574

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	2,750	3,171

California State General Obligation Bonds, Series 2018
5.000% due 10/01/2047	1,275	1,485

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2039	1,000	1,193

California State General Obligation Bonds, Series 2020
4.000% due 03/01/2050	2,250	2,643

California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	8,000	9,261

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2040	1,000	1,137
4.000% due 07/01/2043	350	396
4.000% due 07/01/2047	1,750	1,970

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2021
4.000% due 11/01/2051	800	943

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	11,500	11,626

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	1,400	1,583

California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	225	251
5.000% due 12/01/2046	5,700	6,553

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 07/01/2048	1,000	1,127
4.000% due 12/01/2057	2,000	2,084
5.500% due 12/01/2058	1,775	2,174

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	2,925	2,937

Chaffey Joint Union High School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2047 (c)	5,500	6,235

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 10/01/2056	600	625

El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2034 (d)	14,425	14,480

Folsom Cordova Unified School District School Facilities Improvement District No. 5, California General Obligation Bonds, Series 2018
4.000% due 10/01/2043 (c)	3,500	4,073

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
3.950% due 01/15/2053	860	949

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2007
5.300% due 06/01/2037	1,240	1,266

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,000	2,523
5.000% due 06/01/2047	2,750	2,805
5.250% due 06/01/2047	15,500	15,822

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	$69,120	$13,590

Hacienda La Puente Unified School District, General Obligation Bonds, Series 2017
4.000% due 08/01/2047	2,000	2,273

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	3,400	3,918

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	2,000	2,312

Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	6,000	6,714

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2016
5.000% due 11/01/2041 (c)	6,000	7,094

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,249
5.500% due 11/15/2030	415	550

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2045	500	581

Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	5,000	5,018

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041 (c)	3,500	4,062

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	2,500	3,113

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	1,500	1,641

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	4,100	4,197
5.000% due 07/01/2043	5,000	5,117

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	2,000	2,170

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,000	1,259

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	15,345	24,620

Monterey Peninsula Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2040	3,000	3,512

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
5.000% due 08/01/2041	1,265	1,609
5.000% due 08/01/2044	1,700	2,151

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	5,300	6,147

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (b)	1,750	1,520

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,300	2,482

Orange County, California Local Transportation Authority Revenue Bonds, Series 2019
5.000% due 02/15/2041	1,000	1,256

Pacifica School District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2048	1,750	1,959

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palomar Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2046 (c)	$4,530	$5,149

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,000	2,123

River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,129

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	4,250	4,896

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	3,250	4,096

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (c)	2,800	3,303
5.000% due 10/01/2047 (c)	1,700	1,992

Sacramento Municipal Utility District, California Revenue Bonds, Series 2019
5.000% due 08/15/2039	1,000	1,277

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2046	1,200	1,352

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
4.000% due 08/01/2045	2,750	3,284

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042 (c)	5,500	6,370

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2044	2,560	3,035

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	2,625	3,154

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2039	2,000	2,502
5.000% due 05/01/2049	2,000	2,467

San Joaquin County Transportation Authority, California Revenue Bonds, Series 2017
4.000% due 03/01/2041 (c)	2,200	2,484
5.000% due 03/01/2041 (c)	3,300	3,977

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	1,000	1,101

San Jose Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	1,000	1,189

San Jose, California General Obligation Bonds, Series 2019
5.000% due 09/01/2041	1,500	1,887
5.000% due 09/01/2042	500	628

San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,500	1,506

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2034 (b)	3,000	2,455

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	4,000	5,010

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,540	1,827

Santa Clara County, California General Obligation Bonds, Series 2013
4.000% due 08/01/2041 (c)	4,000	4,075

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046 (c)	10,500	11,704

University of California Revenue Bonds, Series 2017
5.000% due 05/15/2047	5,000	6,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	$2,500	$3,138

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	3,250	3,627

Val Verde Unified School District, California General Obligation Bonds, (AGM Insured), Series 2021
4.000% due 08/01/2046	800	948

Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,766

		410,701

ILLINOIS 5.9%

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,000	2,268

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	3,400	3,842

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	2,500	3,048

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,500	1,607

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,200	1,429

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	2,000	2,353

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	1,000	1,211

		15,758

LOUISIANA 0.3%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	650	685

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	10,535	1,420

NEW JERSEY 0.8%

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	1,600	1,999

NEW YORK 3.2%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	1,200	1,326

Southwestern Community College District, California Revenue Bonds, Series 2021
4.000% due 08/01/2046 (c)	6,000	7,221

		8,547

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043	650	657

PENNSYLVANIA 0.5%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	1,170	1,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 8.1%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	$20,400	$1,373

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(a)	2,450	2,180

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2024 ^(a)	1,500	889
5.000% due 07/01/2030 ^(a)	1,000	592

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2005
5.000% due 07/01/2041 ^(a)	500	244

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2006
5.000% due 07/01/2027 ^(a)	200	98

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
5.875% due 07/01/2039 ^(a)	1,665	1,831
6.000% due 07/01/2041 ^(a)	750	831

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	15,700	5,355
0.000% due 07/01/2051 (b)	10,000	2,463
4.750% due 07/01/2053	5,085	5,823

		21,679

TEXAS 0.2%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	460	458

VIRGINIA 0.6%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	17,000	1,033
5.500% due 07/01/2044	500	546

		1,579

WISCONSIN 0.9%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (b)	10,000	2,328

Total Municipal Bonds & Notes (Cost $429,672)		468,277

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (e) 1.1%
		2,848

Total Short-Term Instruments (Cost $2,848)		2,848

Total Investments in Securities (Cost $432,520)		471,125

Total Investments 176.9% (Cost $432,520)		$471,125

Auction Rate Preferred Shares (45.3)%		(120,625)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (11.0)%		(29,242)

Other Assets and Liabilities, net (20.6)%		(54,937)

Net Assets Applicable to Common Shareholders 100.0%		$266,321

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	47

Schedule of Investments	PIMCO California Municipal Income Fund	(Cont.)	December 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001	5.250%	01/01/2034	08/02/2001	$14,425	$14,480	5.44%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$2,848	U.S. Treasury Notes 1.125% due 08/31/2028	$(2,905)	$2,848	$2,848

Total Repurchase Agreements						$(2,905)	$2,848	$2,848

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$2,848	$0	$0	$2,848	$(2,905)	$(57)

Total Borrowings and Other Financing Transactions	$2,848	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$1,028	$0	$1,028
California	0	410,701	0	410,701
Illinois	0	15,758	0	15,758
Louisiana	0	685	0	685
Michigan	0	1,420	0	1,420
New Jersey	0	1,999	0	1,999
New York	0	8,547	0	8,547
North Dakota	0	657	0	657

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Pennsylvania	$0	$1,438	$0	$1,438
Puerto Rico	0	21,679	0	21,679
Texas	0	458	0	458
Virginia	0	1,579	0	1,579
Wisconsin	0	2,328	0	2,328
Short-Term Instruments
Repurchase Agreements	0	2,848	0	2,848

Total Investments	$0	$471,125	$0	$471,125

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Municipal Income Fund II	December 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 168.2%

MUNICIPAL BONDS & NOTES 168.0%

ARIZONA 0.4%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$940	$1,137

CALIFORNIA 145.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	3,000	3,380

Bay Area Toll Authority, California Revenue Bonds, Series 2017
4.000% due 04/01/2047	3,000	3,438
5.000% due 04/01/2056	2,000	2,449

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	4,400	4,680

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2043	1,365	1,367

California County Tobacco Securitization Agency Revenue Bonds, Series 2007
0.000% due 06/01/2057 (b)	9,000	1,210

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (b)	5,100	1,025

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	835	976

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2043	1,300	1,587
5.000% due 10/01/2048	1,320	1,602

California Educational Facilities Authority Revenue Bonds, Series 2021
5.000% due 04/01/2051	1,100	1,791

California Enterprise Development Authority Revenue Bonds, Series 2020
5.000% due 08/01/2050	750	907

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
4.000% due 11/01/2040	1,285	1,509

California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	1,000	1,032
5.000% due 08/15/2051	5,555	5,721

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	5,000	5,711

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2047	1,500	1,686
5.000% due 11/15/2046	1,000	1,196
5.000% due 08/15/2055	6,275	7,372

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	3,750	4,315
4.000% due 06/01/2050	3,500	4,040

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	10,520

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	6,250	564
4.000% due 07/01/2050	350	404
4.000% due 11/01/2055	915	1,047

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 01/01/2042	1,750	2,078

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 05/15/2043	1,000	1,194

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 06/01/2043	$1,465	$1,780

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	840	921
4.000% due 02/01/2051	3,700	4,339

California Public Finance Authority Revenue Bonds, Series 2017
4.000% due 08/01/2047 (c)	5,400	6,126

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	1,650	1,888

California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000	7,574

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	3,250	3,748

California State General Obligation Bonds, Series 2018
4.000% due 10/01/2039	4,500	5,072
5.000% due 10/01/2047	2,000	2,329

California State General Obligation Bonds, Series 2020
4.000% due 03/01/2040	3,350	3,995
4.000% due 03/01/2046	1,000	1,179

California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,627

California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	5,000	5,788

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2043	1,350	1,527

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2021
4.000% due 11/01/2051	900	1,061

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	9,705	9,812

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	1,500	1,696

California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	225	251
5.000% due 06/01/2046	2,000	2,258
5.000% due 12/01/2046	2,000	2,299
5.250% due 12/01/2056	2,000	2,316

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 07/01/2048	1,000	1,127
4.000% due 12/01/2053	230	240
4.000% due 12/01/2057	2,000	2,084
5.000% due 03/01/2048	1,000	1,210
5.500% due 12/01/2058	7,200	8,820

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	1,950	1,958

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 10/01/2056	550	573

Folsom Cordova Unified School District School Facilities Improvement District No. 5, California General Obligation Bonds, Series 2018
4.000% due 10/01/2043 (c)	3,600	4,189

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
3.950% due 01/15/2053	920	1,016

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,400	1,555

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,500	1,892
5.000% due 06/01/2034	4,500	5,676
5.000% due 06/01/2047	2,950	3,009
5.250% due 06/01/2047	11,500	11,739

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	75,645	14,872

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hacienda La Puente Unified School District, General Obligation Bonds, Series 2017
4.000% due 08/01/2047	$3,000	$3,410

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	3,500	4,033

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	2,650	3,064

Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	3,000	3,357

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2030	460	609
5.500% due 11/15/2037	7,500	11,176

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2045	550	639

Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	500	502

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041 (c)	3,600	4,179

Los Angeles County, California Facilities, Inc., Revenue Bonds, Series 2018
4.000% due 12/01/2048	2,500	2,901

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	2,700	3,362

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	2,000	2,188

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	2,575	3,036

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,000	3,255

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2043	2,000	2,477

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2049	5,000	6,294

Los Angeles, California Wastewater System Revenue Bonds, Series 2017
5.000% due 06/01/2039	1,000	1,215

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	16,445	26,385
7.000% due 11/01/2034	1,000	1,529

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
5.000% due 08/01/2041	1,500	1,908
5.000% due 08/01/2044	1,850	2,341

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	4,400	5,103

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (b)	1,900	1,651

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,500	2,698

Orange County, California Local Transportation Authority Revenue Bonds, Series 2019
5.000% due 02/15/2041	3,000	3,769

Pacifica School District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2048	2,000	2,239

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	49

Schedule of Investments	PIMCO California Municipal Income Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palomar Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2046 (c)	$4,000	$4,547

Poway Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2040 (b)	11,000	7,439
0.000% due 08/01/2046 (b)	16,000	8,200

River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,129

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	3,500	4,032

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	3,540	4,461

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (c)	2,800	3,303
5.000% due 10/01/2047 (c)	1,700	1,992

Sacramento Municipal Utility District, California Revenue Bonds, Series 2019
5.000% due 08/15/2039	2,500	3,192

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
4.000% due 08/01/2038	1,610	1,955
4.000% due 08/01/2045	1,250	1,492

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2017
5.000% due 08/01/2047	1,000	1,206

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2044	2,780	3,295

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	2,750	3,304

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2018
5.000% due 05/01/2048	2,700	3,313

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2050	1,500	1,849

San Francisco, California City & County Certificates of Participation Bonds, Series 2019
4.000% due 04/01/2038	3,000	3,447

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
4.000% due 10/01/2043 (c)	10,000	11,664

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	1,750	1,927

San Jose Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	1,000	1,189

San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,000	1,004

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2032	850	978
5.000% due 10/01/2033	1,125	1,295

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2034 (b)	12,000	9,820

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045 (c)	11,900	14,904

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,655	1,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santa Ana Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2048	$1,750	$2,019

Santa Clara County, California General Obligation Bonds, Series 2013
4.000% due 08/01/2041 (c)	4,000	4,075

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	2,000	2,511

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	3,000	3,348

Val Verde Unified School District, California General Obligation Bonds, (AGM Insured), Series 2021
4.000% due 08/01/2046	800	948

Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	3,000	3,319

		425,787

ILLINOIS 6.6%

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,350	2,665

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	6,035	6,819

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	2,000	2,438

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,500	1,607

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,400	1,667

Illinois State General Obligation Bonds, Series 2018
5.000% due 05/01/2035	1,000	1,212

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	1,500	1,765

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	1,000	1,211

		19,384

LOUISIANA 0.3%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	725	763

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	11,360	1,532

NEW YORK 3.8%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	1,250	1,381

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	1,250	1,767

Southwestern Community College District, California Revenue Bonds, Series 2021
4.000% due 08/01/2046 (c)	6,700	8,064

		11,212

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043	720	728

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 1.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	$2,690	$3,126

PENNSYLVANIA 0.9%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	1,000	1,047

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	1,275	1,567

		2,614

PUERTO RICO 7.3%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	24,300	1,613

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(a)	4,500	4,005

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2024 ^(a)	1,570	930
5.000% due 07/01/2030 ^(a)	1,100	652

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2005
5.000% due 07/01/2041 ^(a)	500	244

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2006
5.000% due 07/01/2027 ^(a)	200	98

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
5.875% due 07/01/2039 ^(a)	1,830	2,013
6.000% due 07/01/2041 ^(a)	750	830

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	6,115	2,086
0.000% due 07/01/2051 (b)	11,715	2,885
4.750% due 07/01/2053	5,425	6,212

		21,568

TEXAS 0.2%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	500	498

VIRGINIA 0.6%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	19,000	1,154
5.500% due 07/01/2044	500	546

		1,700

WISCONSIN 0.9%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (b)	10,800	2,514

Total Municipal Bonds & Notes (Cost $433,703)		492,563

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.2%
$572

Total Short-Term Instruments (Cost $572)	572

Total Investments in Securities (Cost $434,275)	493,135

Total Investments 168.2% (Cost $434,275)	$493,135

Auction Rate Preferred Shares (43.9)%	(128,675)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (11.7)%	(34,237)

Other Assets and Liabilities, net (12.6)%	(37,058)

Net Assets Applicable to Common Shareholders 100.0%	$293,165

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$572	U.S. Treasury Notes 1.125% due 08/31/2028	$(584)	$572	$572

Total Repurchase Agreements						$(584)	$572	$572

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$572	$0	$0	$572	$(584)	$(12)

Total Borrowings and Other Financing Transactions	$572	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	51

Schedule of Investments	PIMCO California Municipal Income Fund II	(Cont.)	December 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$1,137	$0	$1,137
California	0	425,787	0	425,787
Illinois	0	19,384	0	19,384
Louisiana	0	763	0	763
Michigan	0	1,532	0	1,532
New York	0	11,212	0	11,212
North Dakota	0	728	0	728
Ohio	0	3,126	0	3,126

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Pennsylvania	$0	$2,614	$0	$2,614
Puerto Rico	0	21,568	0	21,568
Texas	0	498	0	498
Virginia	0	1,700	0	1,700
Wisconsin	0	2,514	0	2,514
Short-Term Instruments
Repurchase Agreements	0	572	0	572

Total Investments	$0	$493,135	$0	$493,135

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Municipal Income Fund III	December 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.3%

MUNICIPAL BONDS & NOTES 171.4%

ARIZONA 0.4%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$730	$883

CALIFORNIA 148.9%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	8,000	8,504

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	3,700	3,935

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2035	6,165	6,175
6.000% due 06/01/2042	7,000	7,011

California County Tobacco Securitization Agency Revenue Bonds, Series 2007
0.000% due 06/01/2057 (b)	4,000	538

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (b)	4,000	804

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	700	818

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2043	1,000	1,221

California Educational Facilities Authority Revenue Bonds, Series 2021
5.000% due 04/01/2051	900	1,466

California Enterprise Development Authority Revenue Bonds, Series 2020
5.000% due 08/01/2050	600	726

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
4.000% due 11/01/2040	1,020	1,198

California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	5,205	5,360

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	3,000	3,427

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 08/15/2039 (c)	6,500	7,332
4.000% due 10/01/2047	750	843
5.000% due 11/15/2046 (c)	5,000	5,980
5.000% due 08/15/2055	5,000	5,874

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	2,750	3,165
4.000% due 06/01/2050	3,250	3,751

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	10,520

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	5,000	452
4.000% due 11/01/2045	850	984
4.000% due 07/01/2050	300	346

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 06/01/2043	1,165	1,415
5.000% due 06/01/2048	1,100	1,334

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	655	718
4.000% due 02/01/2051	3,000	3,518

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Public Finance Authority Revenue Bonds, Series 2017
4.000% due 08/01/2047 (c)	$4,200	$4,765

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	1,250	1,431

California School Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,115	1,292

California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	5,000	5,410

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	1,500	1,730

California State General Obligation Bonds, Series 2018
5.000% due 10/01/2047	2,000	2,329

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2039	1,500	1,789

California State General Obligation Bonds, Series 2020
4.000% due 03/01/2050	1,750	2,056

California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,627

California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	6,750	7,814

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250	281

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2021
4.000% due 11/01/2051	750	884

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	11,220	11,343

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	3,600	4,071

California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	200	223
5.000% due 06/01/2046	1,000	1,129
5.000% due 12/01/2046	3,100	3,564

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 03/01/2042	2,500	2,854
4.000% due 07/01/2048	850	958
4.000% due 12/01/2057	2,000	2,084

Chaffey Joint Union High School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2047 (c)	4,500	5,101

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 10/01/2056	750	781

Folsom Cordova Unified School District School Facilities Improvement District No. 5, California General Obligation Bonds, Series 2018
4.000% due 10/01/2043 (c)	2,900	3,375

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
3.950% due 01/15/2053	720	795

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,400	1,555

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,500	1,892
5.000% due 06/01/2047	2,115	2,157
5.250% due 06/01/2047	8,885	9,069

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	58,690	11,539

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	1,150	1,325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	$2,000	$2,313

Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	5,000	5,595

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2016
5.000% due 11/01/2041 (c)	4,000	4,730

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2030	360	477

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2045	450	523

Long Beach Unified School District, California General Obligation Bonds, Series 2009
5.750% due 08/01/2033	305	306

Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	2,120	2,128

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041 (c)	2,900	3,366

Los Angeles County, California Facilities, Inc., Revenue Bonds, Series 2018
4.000% due 12/01/2048	2,000	2,321

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	2,200	2,739

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	1,185	1,296

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	2,000	2,047
5.000% due 07/01/2043	2,115	2,164

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	1,000	1,085

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,500	1,888

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	9,825	15,764
7.000% due 11/01/2034	2,285	3,493

Manteca Financing Authority, California Revenue Bonds, Series 2009
5.750% due 12/01/2036	1,000	1,022

Monterey Peninsula Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2040	2,545	2,979

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
5.000% due 08/01/2044	1,450	1,835

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	7,300	8,467

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (b)	1,485	1,290

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,000	2,159

Oakland Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 09/01/2036	800	917

Orange County, California Local Transportation Authority Revenue Bonds, Series 2019
5.000% due 02/15/2041	1,000	1,256

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	53

Schedule of Investments	PIMCO California Municipal Income Fund III	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacifica School District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2048	$1,250	$1,399

Palomar Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2046 (c)	3,000	3,410

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	5,000	5,308

River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,129

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	2,000	2,304

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	1,500	1,890

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (c)	2,200	2,596
5.000% due 10/01/2047 (c)	1,500	1,758

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2037	3,000	3,209

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,325	1,420

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042 (c)	4,500	5,212

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2044	2,160	2,561

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	2,125	2,553

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2018
5.000% due 05/01/2048	2,000	2,454

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2050	2,500	3,082

San Francisco, California City & County Redevelopment Agency Special Tax Bonds, Series 2013
5.000% due 08/01/2028	1,505	1,539

San Joaquin County Transportation Authority, California Revenue Bonds, Series 2017
4.000% due 03/01/2041 (c)	1,800	2,032
5.000% due 03/01/2041 (c)	2,700	3,254

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	1,250	1,376

San Jose Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	1,000	1,190

San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,500	1,506

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2034	885	1,018

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2034 (b)	2,530	2,070

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	2,000	2,505

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	$1,290	$1,530

Santa Ana Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2048	1,250	1,442

Santa Clara County, California General Obligation Bonds, Series 2013
4.000% due 08/01/2041 (c)	3,000	3,056

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046 (c)	6,760	7,535

University of California Revenue Bonds, Series 2017
5.000% due 05/15/2042	2,500	3,025

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	1,050	1,213

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	1,500	1,883

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	2,250	2,511

Val Verde Unified School District, California General Obligation Bonds, (AGM Insured), Series 2021
4.000% due 08/01/2046	775	918

Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,766

		340,452

ILLINOIS 6.1%

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	3,000	3,407

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	2,700	3,051
5.500% due 01/01/2033	2,500	2,842

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,400	1,500

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,700	2,025

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	1,000	1,211

		14,036

LOUISIANA 0.1%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	230	242

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	9,020	1,216

NEW JERSEY 0.8%

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	1,500	1,874

NEW YORK 3.3%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	1,050	1,160

Southwestern Community College District, California Revenue Bonds, Series 2021
4.000% due 08/01/2046 (c)	5,300	6,379

		7,539

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH DAKOTA 0.3%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043	$570	$576

OHIO 1.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	2,190	2,545

PENNSYLVANIA 0.5%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	1,005	1,236

PUERTO RICO 7.7%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	18,000	1,209

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(a)	3,450	3,070

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2003
5.000% due 07/01/2035 ^(a)	1,790	1,061

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2030 ^(a)	860	510

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2005
5.000% due 07/01/2041 ^(a)	400	195

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2006
5.000% due 07/01/2027 ^(a)	200	98

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
5.875% due 07/01/2039 ^(a)	1,430	1,573
6.000% due 07/01/2041 ^(a)	600	664

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	12,795	4,364
4.750% due 07/01/2053	4,280	4,901

		17,645

TEXAS 0.2%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	390	388

VIRGINIA 0.6%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	15,000	911
5.500% due 07/01/2044	500	547

		1,458

WISCONSIN 0.9%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (b)	8,625	2,008

Total Municipal Bonds & Notes (Cost $359,757)		392,098

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.9%

REPURCHASE AGREEMENTS (d) 1.9%
$4,386

Total Short-Term Instruments (Cost $4,386)	4,386

Total Investments in Securities (Cost $364,143)	396,484

Total Investments 173.3% (Cost $364,143)	$396,484

Auction Rate Preferred Shares (42.8)%	(97,875)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (11.8)%	(27,044)

Other Assets and Liabilities, net (18.7)%	(42,832)

Net Assets Applicable to Common Shareholders 100.0%	$228,733

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$4,386	U.S. Treasury Notes 1.125% due 08/31/2028	$(4,474)	$4,386	$4,386

Total Repurchase Agreements						$(4,474)	$4,386	$4,386

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$4,386	$0	$0	$4,386	$(4,474)	$(88)

Total Borrowings and Other Financing Transactions	$4,386	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	55

Schedule of Investments	PIMCO California Municipal Income Fund III	(Cont.)	December 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$883	$0	$883
California	0	340,452	0	340,452
Illinois	0	14,036	0	14,036
Louisiana	0	242	0	242
Michigan	0	1,216	0	1,216
New Jersey	0	1,874	0	1,874
New York	0	7,539	0	7,539
North Dakota	0	576	0	576

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Ohio	$0	$2,545	$0	$2,545
Pennsylvania	0	1,236	0	1,236
Puerto Rico	0	17,645	0	17,645
Texas	0	388	0	388
Virginia	0	1,458	0	1,458
Wisconsin	0	2,008	0	2,008
Short-Term Instruments
Repurchase Agreements	0	4,386	0	4,386

Total Investments	$0	$396,484	$0	$396,484

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO New York Municipal Income Fund	December 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 168.8%

MUNICIPAL BONDS & NOTES 166.6%

ARIZONA 0.4%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$300	$363

CALIFORNIA 1.9%

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (c)	1,500	1,794

		1,794

ILLINOIS 4.4%

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	885	1,004

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	1,000	1,219

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	650	774

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	1,000	1,156

		4,153

LOUISIANA 0.3%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	250	263

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	3,630	489

NEW JERSEY 0.7%

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	550	687

NEW YORK 146.8%

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	600	664

Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020
4.000% due 04/01/2050	750	856

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 11/01/2047 (c)	1,000	1,544

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	1,225	1,352

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (c)	1,000	1,069

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2043	1,000	1,206

Huntington Local Development Corp., New York Revenue Bonds, Series 2021
5.250% due 07/01/2056	500	547

Long Island Power Authority, New York Revenue Bonds, Series 2020
4.000% due 09/01/2039	500	599

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
0.080% due 11/01/2035	2,000	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2042	$2,000	$2,077

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	1,000	1,105

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2031 (c)	6,500	7,588

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2035	1,000	1,135
4.000% due 11/15/2042	1,000	1,118

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2046	825	943
4.000% due 07/01/2050	850	987

Nassau County, New York General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 04/01/2036	2,000	2,448

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 1999
0.030% due 01/01/2034	1,000	1,000

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	1,092	1,017

Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,230	1,249

New York City Industrial Development Agency, New York Revenue Bonds, Series 2020
4.000% due 03/01/2045	1,800	2,046

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.250% due 07/15/2036	1,000	1,263

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 05/01/2044	2,500	2,919
5.000% due 11/01/2043	1,030	1,286

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2021
4.000% due 02/01/2049	3,000	3,527

New York City Water & Sewer System, New York Revenue Bonds, Series 2003
0.090% due 06/15/2035	4,750	4,750

New York City Water & Sewer System, New York Revenue Bonds, Series 2019
5.000% due 06/15/2049 (c)	9,000	11,156
5.000% due 06/15/2049	2,000	2,523

New York City Water & Sewer System, New York Revenue Bonds, Series 2020
5.000% due 06/15/2050	1,000	1,284

New York City, General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,146

New York City, General Obligation Bonds, Series 2018
5.000% due 04/01/2043	1,500	1,834

New York City, General Obligation Bonds, Series 2019
5.000% due 08/01/2039	1,000	1,252

New York City, New York General Obligation Bonds, Series 2010
0.080% due 03/01/2039	855	855

New York City, New York General Obligation Bonds, Series 2018
5.000% due 04/01/2045 (c)	2,700	3,291

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	20,000	3,862
0.000% due 06/01/2055 (b)	7,000	738

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (c)	4,410	6,233

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,900	2,083

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	$1,600	$1,871

New York State Dormitory Authority Revenue Bonds, Series 2003
0.080% due 02/15/2031	2,505	2,505

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	1,000	1,054

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (c)	1,000	1,135
5.000% due 12/01/2031	500	596

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 03/15/2043	1,000	1,160
5.000% due 03/15/2037	3,000	3,692

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2041	2,000	2,506

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 07/01/2046	1,000	1,158
4.000% due 07/01/2053	2,000	2,323

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (d)	2,000	2,302

New York State Housing Finance Agency Revenue Bonds, Series 2010
0.100% due 05/01/2044	2,000	2,000

New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2037	1,000	1,000
5.000% due 01/01/2042	3,645	3,645

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2041	500	633

New York State Urban Development Corp. Revenue Bonds, Series 2020
5.000% due 03/15/2047	1,500	1,908

New York State Urban Development Corp., Revenue Notes, Series 2019
4.000% due 03/15/2048 (c)	7,000	8,052

New York Urban Development Corp., Revenue Bonds, Series 2021
4.000% due 03/15/2046 (c)	1,000	1,190

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	1,300	1,527
5.000% due 12/01/2039	350	450

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.250% due 11/15/2056 (c)	3,500	4,180

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	350	363

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	585	118

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
4.000% due 11/15/2048	1,000	1,152
5.000% due 11/15/2045 (c)	3,000	3,659

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2041	840	1,054
5.000% due 11/15/2042	500	626

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,200	1,539

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2041	2,000	2,317

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	500	503

		139,770

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	57

Schedule of Investments	PIMCO New York Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043	$230	$232

OHIO 1.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	870	1,011

PENNSYLVANIA 0.5%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	425	523

PUERTO RICO 7.8%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	7,700	512

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(a)	1,400	1,246

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2003
5.000% due 07/01/2042 ^(a)	1,000	593

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2030 ^(a)	355	210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2005
5.000% due 07/01/2041 ^(a)	$200	$98

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2006
5.000% due 07/01/2023 ^(a)	100	49

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
5.875% due 07/01/2039 ^(a)	595	654
6.000% due 07/01/2041 ^(a)	250	277

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	1,845	629
4.750% due 07/01/2053	2,760	3,160

		7,428

TEXAS 0.2%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	160	159

VIRGINIA 1.0%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	6,000	365
5.500% due 07/01/2044	500	546

		911

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.8%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (b)	$3,500	$815

Total Municipal Bonds & Notes (Cost $146,367)		158,598

SHORT-TERM INSTRUMENTS 2.2%

REPURCHASE AGREEMENTS (e) 2.2%
		2,061

Total Short-Term Instruments (Cost $2,061)		2,061

Total Investments in Securities (Cost $148,428)		160,659

Total Investments 168.8% (Cost $148,428)		$160,659

Auction Rate Preferred Shares (43.1)%		(41,025)

Other Assets and Liabilities, net (25.7)%		(24,444)

Net Assets Applicable to Common Shareholders 100.0%		$95,190

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200%	11/01/2054	11/18/2021	$2,283	$2,302	2.42%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$2,061	U.S. Treasury Notes 1.125% due 08/31/2028	$(2,102)	$2,061	$2,061

Total Repurchase Agreements						$(2,102)	$2,061	$2,061

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$2,061	$0	$0	$2,061	$(2,102)	$(41)

Total Borrowings and Other Financing Transactions	$2,061	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$363	$0	$363
California	0	1,794	0	1,794
Illinois	0	4,153	0	4,153
Louisiana	0	263	0	263
Michigan	0	489	0	489
New Jersey	0	687	0	687
New York	0	139,770	0	139,770
North Dakota	0	232	0	232

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Ohio	$0	$1,011	$0	$1,011
Pennsylvania	0	523	0	523
Puerto Rico	0	7,428	0	7,428
Texas	0	159	0	159
Virginia	0	911	0	911
Wisconsin	0	815	0	815
Short-Term Instruments
Repurchase Agreements	0	2,061	0	2,061

Total Investments	$0	$160,659	$0	$160,659

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	59

Schedule of Investments	PIMCO New York Municipal Income Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.5%

MUNICIPAL BONDS & NOTES 168.1%

ARIZONA 0.4%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$400	$484

ILLINOIS 5.2%

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	2,000	2,438

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,250	1,489

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	1,500	1,765

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	1,000	1,156

		6,848

LOUISIANA 0.2%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	300	316

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	4,985	672

NEW JERSEY 0.7%

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	750	937

NEW YORK 150.0%

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	800	885

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 11/01/2047 (c)	2,000	3,087

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	1,800	1,986

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2015
5.000% due 07/01/2045	3,000	3,417

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
4.000% due 07/01/2041	3,200	3,562

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (c)	1,000	1,069

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2043	1,500	1,810

Huntington Local Development Corp., New York Revenue Bonds, Series 2021
5.250% due 07/01/2056	700	766

Long Island Power Authority, New York Revenue Bonds, Series 2014
5.000% due 09/01/2044	3,500	3,870

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
4.000% due 11/15/2046	3,000	3,484

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
0.080% due 11/01/2035	2,000	2,000

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	1,500	1,657

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	$1,200	$1,405

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2035	3,500	3,973

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,874

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 12/01/2041	1,400	1,539

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2046	1,140	1,303
4.000% due 07/01/2050	1,175	1,364

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	1,638	1,526

Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	4,000	4,064

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,250	1,339

New York City Industrial Development Agency, New York Revenue Bonds, Series 2020
4.000% due 03/01/2045	2,400	2,728

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2016
4.000% due 07/15/2040	1,000	1,107

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.250% due 07/15/2036	2,000	2,527

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2017
4.000% due 02/01/2044	2,000	2,254

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
4.000% due 08/01/2041	685	794

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 05/01/2044	1,500	1,751

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 05/01/2047	1,550	1,821

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2021
4.000% due 02/01/2049	3,060	3,597

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,300	2,823

New York City Water & Sewer System, New York Revenue Bonds, Series 2019
5.000% due 06/15/2049 (c)	3,000	3,719
5.000% due 06/15/2049	2,645	3,337

New York City Water & Sewer System, New York Revenue Bonds, Series 2020
5.000% due 06/15/2050	1,500	1,925

New York City, General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,147

New York City, General Obligation Bonds, Series 2018
0.060% due 12/01/2047	3,000	3,000
5.000% due 04/01/2043	2,780	3,400

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	230	250
5.000% due 11/15/2045	1,000	1,146

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	30,000	5,793
0.000% due 06/01/2055 (b)	9,000	949

New York County, New York Tobacco Trust Revenue Bonds, Series 2016
5.000% due 06/01/2036	1,000	1,136
5.000% due 06/01/2041	1,000	1,126

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (c)	$7,250	$10,248

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	4,000	4,385

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	2,200	2,572

New York State Dormitory Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.500% due 05/15/2031	7,490	10,203

New York State Dormitory Authority Revenue Bonds, Series 2003
0.100% due 02/15/2031	750	750

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (c)	1,500	1,701
5.000% due 12/01/2030	1,000	1,195
5.000% due 12/01/2033	800	951

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2037	2,750	3,130
4.000% due 03/15/2043	2,000	2,320
5.000% due 03/15/2044	2,625	3,210

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2041	1,000	1,253
5.000% due 07/01/2042	1,000	1,267
5.000% due 03/15/2047	2,000	2,482

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 07/01/2046	1,500	1,737
4.000% due 07/01/2053	2,000	2,323

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (d)	2,600	2,993

New York State Thruway Authority Revenue Bonds, Series 2016
5.250% due 01/01/2056	1,480	1,723

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000	1,153

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2053	1,775	2,037

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2041	2,500	3,166

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2039	1,500	1,788
4.000% due 03/15/2049	2,000	2,341

New York Urban Development Corp., Revenue Bonds, Series 2021
4.000% due 03/15/2046 (c)	1,250	1,488

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	543
5.250% due 05/15/2040	500	540

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2039	1,300	1,671
5.000% due 12/01/2043	1,000	1,276

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.250% due 11/15/2056 (c)	6,000	7,166

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.250% due 11/15/2057	5,400	6,673

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	475	492

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	800	161

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
4.000% due 11/15/2048	$2,800	$3,225
5.000% due 11/15/2045 (c)	3,000	3,659

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2041	1,000	1,255
5.000% due 11/15/2042	750	939

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,800	2,308

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2035	3,000	3,561
5.000% due 06/01/2041	500	579

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	1,000	1,005

Westchester County, New York Local Development Corp. Revenue Bonds, Series 2014
5.500% due 05/01/2042	1,000	1,099

		195,878

NORTH DAKOTA 0.3%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043	320	323

OHIO 1.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	1,195	1,389

PENNSYLVANIA 0.5%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	560	688

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 7.4%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	$10,200	$683

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(a)	1,900	1,691

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2030 ^(a)	490	290

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2005
5.000% due 07/01/2041 ^(a)	280	137

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2006
5.000% due 07/01/2023 ^(a)	150	73

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
5.750% due 07/01/2022 ^(a)	300	330
5.875% due 07/01/2039 ^(a)	815	897

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	2,830	965
4.750% due 07/01/2053	3,385	3,876

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	565	648

		9,590

TEXAS 0.2%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	220	219

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.8%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	$8,000	$486
5.500% due 07/01/2044	500	546

		1,032

WISCONSIN 0.8%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (b)	4,700	1,094

Total Municipal Bonds & Notes (Cost $197,364)		219,470

SHORT-TERM INSTRUMENTS 3.4%

REPURCHASE AGREEMENTS (e) 3.4%
		4,454

Total Short-Term Instruments (Cost $4,454)		4,454

Total Investments in Securities (Cost $201,818)		223,924

Total Investments 171.5% (Cost $201,818)		$223,924

Auction Rate Preferred Shares (44.4)%		(58,000)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (16.0)%		(20,949)

Other Assets and Liabilities, net (11.1)%		(14,394)

Net Assets Applicable to Common Shareholders 100.0%		$130,581

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200%	11/01/2054	11/18/2021	$2,968	$2,993	2.29%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$4,454	U.S. Treasury Notes 1.125% due 08/31/2028	$(4,543)	$4,454	$4,454

Total Repurchase Agreements						$(4,543)	$4,454	$4,454

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	61

Schedule of Investments	PIMCO New York Municipal Income Fund II	(Cont.)	December 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$4,454	$0	$0	$4,454	$(4,543)	$(89)

Total Borrowings and Other Financing Transactions	$4,454	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$484	$0	$484
Illinois	0	6,848	0	6,848
Louisiana	0	316	0	316
Michigan	0	672	0	672
New Jersey	0	937	0	937
New York	0	195,878	0	195,878
North Dakota	0	323	0	323
Ohio	0	1,389	0	1,389

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Pennsylvania	$0	$688	$0	$688
Puerto Rico	0	9,590	0	9,590
Texas	0	219	0	219
Virginia	0	1,032	0	1,032
Wisconsin	0	1,094	0	1,094
Short-Term Instruments
Repurchase Agreements	0	4,454	0	4,454

Total Investments	$0	$223,924	$0	$223,924

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO New York Municipal Income Fund III	December 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 177.6%

MUNICIPAL BONDS & NOTES 176.5%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$150	$181

ILLINOIS 4.9%

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	1,900	2,147

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	400	428

		2,575

LOUISIANA 0.3%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.375% due 06/01/2037	130	137

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	2,035	274

NEW YORK 157.1%

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	400	443

Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020
4.000% due 04/01/2050	250	285

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	125	138

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	750	877

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (c)	500	535

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2043	500	603

Huntington Local Development Corp., New York Revenue Bonds, Series 2021
5.250% due 07/01/2056	300	328

Long Island Power Authority, New York Revenue Bonds, Series 2020
4.000% due 09/01/2039	500	599

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2042	2,000	2,101

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	2,000	2,210

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,874

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2046	465	532

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	341	318

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	500	535

New York City Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2021
4.000% due 01/01/2032	1,000	1,210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Industrial Development Agency, New York Revenue Bonds, Series 2020
4.000% due 03/01/2045	$1,000	$1,137

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.250% due 07/15/2036	1,000	1,263

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,159

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
0.080% due 08/01/2045	2,100	2,100

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 05/01/2047	500	587

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2021
4.000% due 02/01/2049	1,200	1,411

New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2014
5.000% due 08/01/2043	2,000	2,150

New York City Water & Sewer System, New York Revenue Bonds, Series 2012
0.080% due 06/15/2046	1,100	1,100
5.000% due 06/15/2047	2,500	2,613

New York City Water & Sewer System, New York Revenue Bonds, Series 2020
5.000% due 06/15/2050	250	321

New York City, General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,590	2,780

New York City, General Obligation Bonds, Series 2018
0.060% due 12/01/2047	1,500	1,500

New York City, New York General Obligation Bonds, Series 2018
5.000% due 04/01/2045 (c)	2,000	2,438

New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2045	500	573

New York County, New York Tobacco Trust Revenue Bonds, Series 2001
5.750% due 06/01/2043	335	336

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	10,000	1,931
0.000% due 06/01/2055 (b)	7,500	790
5.000% due 06/01/2042	3,200	3,235

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	350	495

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,750	1,918

New York Liberty Development Corp., Revenue Bonds, Series 2007
5.500% due 10/01/2037	2,400	3,568

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	1,800	2,105

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	750	790

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (c)	500	567
5.000% due 12/01/2036	1,000	1,184

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2037	1,000	1,231

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2047	2,500	3,102

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 07/01/2046	500	579
4.000% due 07/01/2053	1,000	1,161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (d)	$1,000	$1,151

New York State Urban Development Corp. Revenue Bonds, Series 2017
4.000% due 03/15/2046 (c)	3,000	3,407

New York State Urban Development Corp., Revenue Notes, Series 2019
4.000% due 03/15/2048 (c)	3,000	3,451

New York Urban Development Corp., Revenue Bonds, Series 2021
4.000% due 03/15/2046 (c)	500	595

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	543
5.250% due 05/15/2040	500	540

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2039	350	450
5.000% due 12/01/2043	500	638

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.250% due 11/15/2056 (c)	3,500	4,180

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2036	500	621

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	200	207

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	325	66

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
5.000% due 11/15/2045 (c)	4,000	4,879

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2042	750	939

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2034	585	750

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2041	2,000	2,317

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	500	503

		82,949

NORTH DAKOTA 0.3%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043	130	131

OHIO 1.0%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	475	552

PENNSYLVANIA 1.5%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	500	523

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	225	277

		800

PUERTO RICO 8.5%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	4,400	291

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	63

Schedule of Investments	PIMCO New York Municipal Income Fund III	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(a)	$750	$668

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2003
5.000% due 07/01/2042 ^(a)	680	403

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2030 ^(a)	200	119

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2005
5.000% due 07/01/2041 ^(a)	100	49

Puerto Rico Infrastructure Financing Authority Revenue Bonds, Series 2006
5.000% due 07/01/2023 ^(a)	100	49

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
5.750% due 07/01/2022 ^(a)	150	165
5.875% due 07/01/2039 ^(a)	330	363

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	4,000	1,364

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	$900	$1,032

		4,503

TEXAS 0.2%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	90	90

VIRGINIA 1.0%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	4,000	243
5.500% due 07/01/2044	250	273

		516

WISCONSIN 0.9%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (b)	2,000	466

Total Municipal Bonds & Notes (Cost $86,038)		93,174

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (e) 1.1%
$569

Total Short-Term Instruments (Cost $569)	569

Total Investments in Securities (Cost $86,607)	93,743

Total Investments 177.6% (Cost $86,607)	$93,743

Auction Rate Preferred Shares (55.8)%	(29,450)

Other Assets and Liabilities, net (21.8)%	(11,507)

Net Assets Applicable to Common Shareholders 100.0%	$52,786

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200%	11/01/2054	11/18/2021	$1,142	$1,151	2.18%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$569	U.S. Treasury Notes 1.250% due 09/30/2028	$(580)	$569	$569

Total Repurchase Agreements						$(580)	$569	$569

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$569	$0	$0	$569	$(580)	$(11)

Total Borrowings and Other Financing Transactions	$569	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$181	$0	$181
Illinois	0	2,575	0	2,575
Louisiana	0	137	0	137
Michigan	0	274	0	274
New York	0	82,949	0	82,949
North Dakota	0	131	0	131
Ohio	0	552	0	552

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Pennsylvania	$0	$800	$0	$800
Puerto Rico	0	4,503	0	4,503
Texas	0	90	0	90
Virginia	0	516	0	516
Wisconsin	0	466	0	466
Short-Term Instruments
Repurchase Agreements	0	569	0	569

Total Investments	$0	$93,743	$0	$93,743

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2021	65

Notes to Financial Statements

1. ORGANIZATION

PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Income Fund III (each a “Fund” and collectively, the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Municipal Income Fund	May 9, 2001

PIMCO Municipal Income Fund II	March 29, 2002

PIMCO Municipal Income Fund III	August 20, 2002

PIMCO California Municipal Income Fund	May 10, 2001

PIMCO California Municipal Income Fund II	March 29, 2002

PIMCO California Municipal Income Fund III	August 20, 2002

PIMCO New York Municipal Income Fund	May 10, 2001

PIMCO New York Municipal Income Fund II	March 29, 2002

PIMCO New York Municipal Income Fund III	August 20, 2002

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Municipal Income Fund	Monthly	Monthly

PIMCO Municipal Income Fund II	Monthly	Monthly

PIMCO Municipal Income Fund III	Monthly	Monthly

PIMCO California Municipal Income Fund	Monthly	Monthly

PIMCO California Municipal Income Fund II	Monthly	Monthly

PIMCO California Municipal Income Fund III	Monthly	Monthly

PIMCO New York Municipal Income Fund	Monthly	Monthly

PIMCO New York Municipal Income Fund II	Monthly	Monthly

PIMCO New York Municipal Income Fund III	Monthly	Monthly

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income, and may distribute its net capital gain.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be

66	PIMCO CLOSED-END FUNDS

December 31, 2021

different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an

Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	|	DECEMBER 31, 2021	67

Notes to Financial Statements	(Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The net asset value (“NAV”) of a Fund’s shares, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to that Fund by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Funds’ Boards of Trustees (the “Board”) or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it

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were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

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Notes to Financial Statements	(Cont.)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.

(b) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case

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of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB

Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Fund holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Fund holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets. If a Fund holds a recourse TOBs Residual, the Fund (and, indirectly, holders of the Fund’s Common Shares) would typically bear the losses. In particular, if a Fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Fund would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. Each Fund may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Each Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from

(i) sponsoring or acquiring interests in the trusts used to hold a

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Notes to Financial Statements	(Cont.)

municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Fund) to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered

TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended December 31, 2021, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate

PIMCO Municipal Income Fund	$56,160	0.55%

PIMCO Municipal Income Fund II	201,749	0.44%

PIMCO Municipal Income Fund III	81,429	0.55%

PIMCO California Municipal Income Fund	54,381	0.55%

PIMCO California Municipal Income Fund II	35,952	0.54%

PIMCO California Municipal Income Fund III	42,150	0.55%

PIMCO New York Municipal Income Fund	25,488	0.17%

PIMCO New York Municipal Income Fund II	14,411	0.65%

PIMCO New York Municipal Income Fund III	11,698	0.57%

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of this report.

	PIMCO Municipal Income Fund (PMF)	PIMCO Municipal Income Fund II (PML)	PIMCO Municipal Income Fund III (PMX)	PIMCO California Municipal Income Fund (PCQ)	PIMCO California Municipal Income Fund II (PCK)	PIMCO California Municipal Income Fund III (PZC)	PIMCO New York Municipal Income Fund (PNF)	PIMCO New York Municipal Income Fund II (PNI)	PIMCO New York Municipal Income Fund III (PYN)

California State Specific Risk	—	—	—	X	X	X	—	—	—

Call Risk	X	X	X	X	X	X	X	X	X

Counterparty Risk	X	X	X	X	X	X	X	X	X

Credit Risk	X	X	X	X	X	X	X	X	X

Derivatives Risk	X	X	X	X	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X	X	X	X	X

Issuer Risk	X	X	X	X	X	X	X	X	X

Leverage Risk	X	X	X	X	X	X	X	X	X

Distribution Risk	X	X	X	X	X	X	X	X	X

Liquidity Risk	X	X	X	X	X	X	X	X	X

Management Risk	X	X	X	X	X	X	X	X	X

Market Risk	X	X	X	X	X	X	X	X	X

Municipal Bond Risk	X	X	X	X	X	X	X	X	X

Municipal Project-Specific Risk	X	X	X	X	X	X	X	X	X

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	PIMCO Municipal Income Fund (PMF)	PIMCO Municipal Income Fund II (PML)	PIMCO Municipal Income Fund III (PMX)	PIMCO California Municipal Income Fund (PCQ)	PIMCO California Municipal Income Fund II (PCK)	PIMCO California Municipal Income Fund III (PZC)	PIMCO New York Municipal Income Fund (PNF)	PIMCO New York Municipal Income Fund II (PNI)	PIMCO New York Municipal Income Fund III (PYN)

New York State-Specific Risk	—	—	—	—	—	—	X	X	X

Non-Diversification Risk	—	—	—	—	—	—	X	—	X

Portfolio Turnover Risk	X	X	X	X	X	X	X	X	X

Private Placements Risk	X	X	X	—	X	—	X	—	X

Reinvestment Risk	X	X	X	X	X	X	X	X	X

Segregation and Coverage Risk	X	X	X	X	X	X	X	X	X

Short Exposure Risk	—	—	—	—	—	—	—	—	X

Structured Investments Risk	X	X	X	—	X	X	X	X	X

Tax Risk	X	X	X	X	X	X	X	X	X

Valuation Risk	X	X	X	X	X	X	X	X	X

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may

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Notes to Financial Statements	(Cont.)

make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Distribution Risk  is the risk that, to the extent a Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, the Fund maybe affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

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Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Principal Risks of the Funds section of this report for a more comprehensive list of the principal risks the Funds may be subject to. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of LIBOR) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Notes to Financial Statements	(Cont.)

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the

Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund

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may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate(1)

PIMCO Municipal Income Fund	0.705%

PIMCO Municipal Income Fund II	0.685%

PIMCO Municipal Income Fund III	0.705%

PIMCO California Municipal Income Fund	0.705%

PIMCO California Municipal Income Fund II	0.705%

PIMCO California Municipal Income Fund III	0.715%

PIMCO New York Municipal Income Fund	0.770%

PIMCO New York Municipal Income Fund II	0.735%

PIMCO New York Municipal Income Fund III	0.860%

(1)	Management fees calculated based on the Fund’s average daily NAV (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management

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Notes to Financial Statements	(Cont.)

investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge and Ms. Vandecruze) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager. Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund), Virtus Investment Advisers, Inc. became the primary investment adviser to all of those funds (the “Former Allianz-Managed Funds”), and therefore they are no longer included within the same fund complex as the PIMCO-Managed Funds. AllianzGI has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Municipal Income Fund	$0	$0	$110,866	$105,149

PIMCO Municipal Income Fund II	0	0	195,376	178,424

PIMCO Municipal Income Fund III	0	0	80,202	56,646

PIMCO California Municipal Income Fund	0	0	61,283	49,944

PIMCO California Municipal Income Fund II	0	0	60,224	52,116

PIMCO California Municipal Income Fund III	0	0	56,832	51,623

PIMCO New York Municipal Income Fund	0	0	39,381	36,657

PIMCO New York Municipal Income Fund II	0	0	35,273	30,082

PIMCO New York Municipal Income Fund III	0	0	16,371	14,375

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. PREFERRED SHARES

(a) Auction Rate Preferred Shares  Each series of Auction Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

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For the period ended December 31, 2021, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2021
PIMCO Municipal Income Fund
Series A	1,310	0.194%	0.066%	0.157%
Series B	1,367	0.215%	0.066%	0.173%
Series C	1,294	0.215%	0.066%	0.173%
Series D	1,388	0.215%	0.066%	0.173%
Series E	1,309	0.194%	0.066%	0.173%

PIMCO Municipal Income Fund II
Series A	2,279	0.157%	0.066%	0.157%
Series B	2,577	0.173%	0.066%	0.173%
Series C	2,422	0.173%	0.066%	0.173%
Series D	2,300	0.173%	0.066%	0.173%
Series E	2,353	0.173%	0.066%	0.173%

PIMCO Municipal Income Fund III
Series A	1,018	0.194%	0.066%	0.157%
Series B	1,190	0.173%	0.066%	0.173%
Series C	1,350	0.215%	0.066%	0.173%
Series D	1,334	0.173%	0.066%	0.173%
Series E	1,296	0.194%	0.066%	0.173%

PIMCO California Municipal Income Fund
Series A	1,575	0.194%	0.066%	0.157%
Series B	1,547	0.215%	0.066%	0.173%
Series C	1,703	0.194%	0.066%	0.173%

PIMCO California Municipal Income Fund II
Series A	1,154	0.157%	0.066%	0.157%
Series B	879	0.173%	0.066%	0.173%
Series C	1,235	0.173%	0.066%	0.173%
Series D	926	0.173%	0.066%	0.173%
Series E	953	0.173%	0.066%	0.173%

PIMCO California Municipal Income Fund III
Series A	1,920	0.173%	0.066%	0.173%
Series B	1,995	0.173%	0.066%	0.173%

PIMCO New York Municipal Income Fund
Series A	1,641	0.173%	0.066%	0.173%

PIMCO New York Municipal Income Fund II
Series A	1,178	0.173%	0.066%	0.173%
Series B	1,142	0.173%	0.066%	0.173%

PIMCO New York Municipal Income Fund III
Series A	1,178	0.157%	0.066%	0.157%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Auction Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a

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Notes to Financial Statements	(Cont.)

failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below.

Applicable %		Reference Rate		Maximum Rate
The higher of 30-day “AA” Financial Composite Commercial Paper Rates
110%[1]	x	OR	=	Maximum Rate for the Funds
The Taxable Equivalent of the Short-Term Municipal Obligation Rate[2]

[1]	150% if all or part of the dividend consists of taxable income or capital gain.
[2]

“Taxable Equivalent of the Short-Term Municipal Obligation Rate” means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P 7 Day Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal).

The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for each Fund’s common shareholders could be adversely affected.

(b) Variable Rate MuniFund Term Preferred Shares  On September 18, 2018, each of PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund II (each, a “RVMTP Fund” and collectively, the “RVMTP
Funds”) issued a single series of Variable Rate MuniFund Term Preferred Shares, Series 2022 (the “VMTP Shares”).

On June 30, 2021, pursuant to the authority expressly vested in the Boards of Trustees of the RVMTP Funds, the Boards of Trustees of the RVMTP Funds authorized the redesignation (the “Redesignation”) of each RVMTP Fund’s VMTP Shares as Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2051 (the “RVMTP Shares”, and together with the ARPS, the “Preferred Shares”). Pursuant to such authority, the Redesignation occurred on July 14, 2021 (the “Redesignation Date”). As redesignated, the RVMTP Shares have a term of 30 years, subject to remarketing every three years and in certain other instances.

In the RVMTP Funds’ Statements of Assets and Liabilities, the RVMTP Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Any costs directly related to the September 18, 2018 issuance of the VMTP Shares were considered debt issuance costs and have been amortized into interest expense as of the Redesignation Date. Any costs directly related to the Redesignation of the RVMTP Shares are considered debt issuance costs and are being amortized into interest expense on a straight-line basis through the Early Term Redemption Date (defined below). The liquidation value of the RVMTP Shares in each RVMTP Fund’s Statement of Assets and Liabilities is shown as a liability and represents its liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The RVMTP Shares can be redeemed in whole or in part, at their liquidation preference of $100,000 per share plus any accumulated, unpaid dividends. No Preferred Shares were redeemed during the period ended December 31, 2021.

Dividends paid with respect to the RVMTP Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected, with respect to the RVMTP Shares, as a component of interest expense in the Statements of Operations. For the period ended December 31, 2021, the amount of the RVMTP Shares outstanding, interest expense related to the dividends paid to RVMTP Shares (including amounts prior to and after the Redesignation) and the daily weighted average interest rate, including issuance costs, can be found in the table below.

Fund Name	RVMTP Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*

PIMCO Municipal Income Fund	233	$265	1.14%

PIMCO Municipal Income Fund II	687	788	1.15

PIMCO Municipal Income Fund III	343	391	1.14

PIMCO California Municipal Income Fund	293	332	1.13

PIMCO California Municipal Income Fund II	343	391	1.14

PIMCO California Municipal Income Fund III	271	306	1.13

PIMCO New York Municipal Income Fund II	210	236	1.13

†	Amounts in thousands.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the table below.

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For the period ended December 31, 2021, the dividend rate on the RVMTP Shares ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2021
PIMCO Municipal Income Fund

Series 2051	233	1.040%	0.940%	1.020%

PIMCO Municipal Income Fund II

Series 2051	687	1.040%	0.940%	1.020%

PIMCO Municipal Income Fund III

Series 2051	343	1.040%	0.940%	1.020%

PIMCO California Municipal Income Fund

Series 2051	293	1.040%	0.940%	1.020%

PIMCO California Municipal Income Fund II

Series 2051	343	1.040%	0.940%	1.020%

PIMCO California Municipal Income Fund III

Series 2051	271	1.040%	0.940%	1.020%

PIMCO New York Municipal Income Fund II

Series 2051	210	1.040%	0.940%	1.020%

Each RVMTP Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates and redemption provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of Preferred Shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of the RVMTP Fund. No Special Terms Period with respect to a series of RVMTP Shares will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares in such series are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period).

In addition, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before each three-year anniversary since the Redesignation Date (each an “Early Term Redemption”, and the date on which such occurs, an “Early Term Redemption Date”), (ii) the date an RVMTP Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the RVMTP Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the corresponding Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon an Early Term Redemption Date of the RVMTP Shares or upon the end of a Special Terms Period (each, an “RVMTP Share Early Term Redemption Date”) have not been either retained by the holders or remarketed by the Mandatory Tender Date, the RVMTP Fund will redeem such RVMTP Shares on the RVMTP Share Early Term Redemption Date.

With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is 180 calendar days following the Early Term Redemption Date, (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares). No Mandatory Tender Event occurred during the period ended December 31, 2021.

Each RVMTP Fund is subject to certain limitations and restrictions while the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude an RVMTP Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the RVMTP Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the applicable RVMTP Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the RVMTP Shares and the ARPS based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of such RVMTP Fund’s preferred shares. Under the terms of a purchase agreement between each RVMTP Fund and the investor in the RVMTP Shares, each RVMTP Fund is subject to various investment requirements. These requirements may be more restrictive than those to which the RVMTP Fund is otherwise subject in accordance with its investment objectives and policies. In addition, each RVMTP Fund is subject to certain restrictions on its

ANNUAL REPORT	|	DECEMBER 31, 2021	81

Notes to Financial Statements	(Cont.)

investments imposed by guidelines of the rating agencies that rate the RVMTP Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the RVMTP Fund by the Act.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of an RVMTP Fund’s shares. Fitch Ratings published ratings criteria relating to closed-end funds on December 4, 2020, which effectively result in a rating cap of “AA” for debt and preferred stock issued by all closed-end funds and a rating cap of “A” for (i) debt and preferred shares issued by closed-end funds exposed to emerging market debt, below-investment-grade and unrated debt, structured securities and equity, and (ii) closed-end funds with material exposure to “BBB” category rated assets. The updated ratings criteria cap the credit rating of each RVMTP Fund’s RVMTP Shares at AA. Accordingly, on April 30, 2021, Fitch Ratings announced that it had downgraded to “AA” from AAA” the long-term ratings assigned to each of the RVMTP Funds’ VMTP Shares. The long-term rating actions were driven by changes in the updated ratings criteria for closed-end funds rather than by any fundamental changes to the Funds’ credit profiles. In connection with the Redesignation, Fitch affirmed the “AA” long-term ratings assigned to each of the RVMTP Funds’ RVMTP Shares in April 2021. Fitch does not currently rate the Fund’s ARPS. In addition, future ratings downgrades by Moody’s or Fitch, as applicable, may result in an increase to the Funds’ Preferred Shares dividend rates.

Each RVMTP Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the RVMTP Fund which are stocks for purposes of the Act, including the RVMTP Shares and ARPS, as set forth in such RVMTP Fund’s governing documents and the Act. One such requirement under the Act is that a RVMTP Fund is not permitted to declare or pay common share dividends unless immediately thereafter the RVMTP Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. The asset coverage per share for each RVMTP Fund is reported in the Financial Highlights and is disclosed as the product of the asset coverage ratio as of period end and the current liquidation preference.

With respect to the payment of dividends and as to the distribution of assets of each RVMTP Fund, ARPS and RVMTP Shares rank on parity with each other, and are both senior in priority to the RVMTP Funds’ outstanding common shares. Holders of preferred shares of each RVMTP Fund, who are entitled to one vote per share, including holders of RVMTP Shares and ARPS, generally vote together as one class with the common shareholders of each RVMTP Fund, but preferred shareholders (RVMTP Shares and ARPS together) vote separately as a class to elect two Trustees of each Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the Act, preferred shareholders, including holders of the RVMTP Shares and ARPS, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The RVMTP Shares’ Dividend Rate (as defined below) is determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate is equal to the greater of (i) the sum of the Index Rate1 plus the Applicable Spread2 for the Rate Period plus the “Failed Remarketing Spread”3, if any, and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier4 for such Rate Period plus (b) 0.92% plus (c) the Failed Remarketing Spread, if any.5

Dividend Rate		Rate Period Fraction	Liquidation Preference			Dividend
		Number of days in the Rate Period (or a part thereof)
Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share
		Total number of days in the year

[1]

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index.

[2]	The Applicable Spread for a Rate Period is a percentage per year that is based on the long-term rating most recently assigned by the applicable ratings agency to the RVMTP Shares.
[3]

In connection with a failed remarketing related to an Early Term Redemption, the Failed Remarketing Spread is (i) 0.75% for the first 59 days following the applicable Early Term Redemption Date, (ii) 1.00% for the 60th to the 89th day following such Early Term Redemption Date, (iii) 1.25% for the 90th to the 119th day following such Early Term Redemption Date, (iv) 1.50% for the 120th to the 149th day following such Early Term Redemption Date, and (v) 1.75% for the 150th day following such Early Term Redemption Date to the date of the associated mandatory redemption of the RVMTP Shares. In connection with a failed remarketing related to a Special Terms Period (each a “Failed Special Terms Period Remarketing”), the Failed Remarketing Spread means (i) for so long as two or more Failed Special Terms Period Remarketings have not occurred, 0.05%, and (ii) following the second occurrence of a Failed Special Terms Period Remarketing, 0.10% multiplied by the number of Failed Special Terms Period Remarketings that have occurred after the first Failed Special Terms Period Remarketing.

[4]	The Applicable Multiplier for a Rate Period is a percentage that is based on the long-term rating most recently assigned by the applicable ratings agency to the RVMTP Shares.
[5]	The Dividend Rate will in no event exceed 15% per year.

82	PIMCO CLOSED-END FUNDS

December 31, 2021

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capita(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Municipal Income Fund	$2,639	$0	$0	$59,959	$0	$(3,951)	$0	$0	$58,647

PIMCO Municipal Income Fund II	888	0	0	133,631	0	(12,920)	0	0	121,599

PIMCO Municipal Income Fund III	1,147	0	0	66,421	0	(3,002)	0	0	64,566

PIMCO California Municipal Income Fund	0	184	124	39,217	(71)	0	0	0	39,454

PIMCO California Municipal Income Fund II	0	0	0	59,198	(128)	(1,044)	0	0	58,026

PIMCO California Municipal Income Fund III	1,916	0	0	32,802	0	(1,623)	0	0	33,095

PIMCO New York Municipal Income Fund	19	0	0	13,789	0	(1,827)	0	0	11,981

PIMCO New York Municipal Income Fund II	572	0	0	22,157	0	(4,927)	0	0	17,802

PIMCO New York Municipal Income Fund III	0	0	0	7,337	(176)	(377)	0	0	6,784

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on interest accrued on defaulted securities, other interest adjustments, and inverse floater transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through December 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2021 through December 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	|	DECEMBER 31, 2021	83

Notes to Financial Statements	(Cont.)

As of December 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Municipal Income Fund	$3,229	$722

PIMCO Municipal Income Fund II	9,543	3,377

PIMCO Municipal Income Fund III	3,002	0

PIMCO California Municipal Income Fund	0	0

PIMCO California Municipal Income Fund II	1,044	0

PIMCO California Municipal Income Fund III	726	897

PIMCO New York Municipal Income Fund	996	831

PIMCO New York Municipal Income Fund II	3,583	1,344

PIMCO New York Municipal Income Fund III	15	362

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Municipal Income Fund	$537,480	$63,674	$(3,612)	$60,062

PIMCO Municipal Income Fund II	1,228,064	137,504	(4,299)	133,205

PIMCO Municipal Income Fund III	587,504	69,009	(2,291)	66,718

PIMCO California Municipal Income Fund	430,657	40,577	(109)	40,468

PIMCO California Municipal Income Fund II	433,007	60,247	(119)	60,128

PIMCO California Municipal Income Fund III	363,411	33,170	(97)	33,073

PIMCO New York Municipal Income Fund	147,871	12,903	(116)	12,787

PIMCO New York Municipal Income Fund II	201,408	22,645	(128)	22,517

PIMCO New York Municipal Income Fund III	86,316	7,502	(75)	7,427

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, interest accrued on defaulted securities, other interest adjustments, and inverse floater transactions.

For the fiscal year ended December 31, 2021 and December 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	December 31, 2021				December 31, 2020

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Municipal Income Fund	$16,634	$378	$0	$0	$18,441	$490	$1,698	$0

PIMCO Municipal Income Fund II	44,708	304	0	0	47,316	333	0	0

PIMCO Municipal Income Fund III	18,343	142	0	0	19,777	158	389	0

PIMCO California Municipal Income Fund	14,772	88	0	0	15,949	106	112	0

PIMCO California Municipal Income Fund II	12,387	93	0	0	13,674	94	188	69

PIMCO California Municipal Income Fund III	10,264	47	0	0	11,235	34	251	0

PIMCO New York Municipal Income Fund	3,964	27	0	0	4,346	33	99	0

PIMCO New York Municipal Income Fund II	5,380	57	0	0	5,929	61	0	0

PIMCO New York Municipal Income Fund III	2,451	19	0	0	2,695	23	0	29

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

84	PIMCO CLOSED-END FUNDS

December 31, 2021

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 3, 2022, the following distributions were declared to common shareholders payable February 1, 2022 to shareholders of record on January 13, 2022:

PIMCO Municipal Income Fund	$0.054000 per common share

PIMCO Municipal Income Fund II	$0.059000 per common share

PIMCO Municipal Income Fund III	$0.046000 per common share

PIMCO California Municipal Income Fund	$0.065000 per common share

PIMCO California Municipal Income Fund II	$0.032000 per common share

PIMCO California Municipal Income Fund III	$0.038000 per common share

PIMCO New York Municipal Income Fund	$0.042000 per common share

PIMCO New York Municipal Income Fund II	$0.040045 per common share

PIMCO New York Municipal Income Fund III	$0.035490 per common share

On February 1, 2022, the following distributions were declared to common shareholders payable March 1, 2022 to shareholders of record on February 11, 2022:

PIMCO Municipal Income Fund	$0.054000 per common share

PIMCO Municipal Income Fund II	$0.059000 per common share

PIMCO Municipal Income Fund III	$0.046000 per common share

PIMCO California Municipal Income Fund	$0.065000 per common share

PIMCO California Municipal Income Fund II	$0.032000 per common share

PIMCO California Municipal Income Fund III	$0.038000 per common share

PIMCO New York Municipal Income Fund	$0.042000 per common share

PIMCO New York Municipal Income Fund II	$0.040045 per common share

PIMCO New York Municipal Income Fund III	$0.035490 per common share

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	|	DECEMBER 31, 2021	85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Fund III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Fund III (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations and cash flows for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 25, 2022

We have served as the auditor of one or more investment companies in PIMCO Non-Taxable Closed-End Funds since 2002.

86	PIMCO CLOSED-END FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	CR	Custodial Receipts	PSF	Public School Fund

AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	Q-SBLF	Qualified School Bond Loan Fund

CM	California Mortgage Insurance	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

TBA	To-Be-Announced

ANNUAL REPORT	|	DECEMBER 31, 2021	87

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended December 31, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Municipal Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0540	$0.0000	$0.0000	$0.0540

August 2021	$0.0540	$0.0000	$0.0000	$0.0540

September 2021	$0.0540	$0.0000	$0.0000	$0.0540

October 2021	$0.0540	$0.0000	$0.0000	$0.0540

November 2021	$0.0540	$0.0000	$0.0000	$0.0540

December 2021	$0.0540	$0.0000	$0.0000	$0.0540

PIMCO Municipal Income Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0590	$0.0000	$0.0000	$0.0590

August 2021	$0.0590	$0.0000	$0.0000	$0.0590

September 2021	$0.0590	$0.0000	$0.0000	$0.0590

October 2021	$0.0590	$0.0000	$0.0000	$0.0590

November 2021	$0.0590	$0.0000	$0.0000	$0.0590

December 2021	$0.0539	$0.0000	$0.0051	$0.0590

PIMCO Municipal Income Fund III	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0460	$0.0000	$0.0000	$0.0460

August 2021	$0.0460	$0.0000	$0.0000	$0.0460

September 2021	$0.0460	$0.0000	$0.0000	$0.0460

October 2021	$0.0460	$0.0000	$0.0000	$0.0460

November 2021	$0.0460	$0.0000	$0.0000	$0.0460

December 2021	$0.0460	$0.0000	$0.0000	$0.0460

PIMCO California Municipal Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0650	$0.0000	$0.0000	$0.0650

August 2021	$0.0621	$0.0000	$0.0029	$0.0650

September 2021	$0.0591	$0.0000	$0.0059	$0.0650

October 2021	$0.0585	$0.0000	$0.0065	$0.0650

November 2021	$0.0572	$0.0000	$0.0078	$0.0650

December 2021	$0.0573	$0.0000	$0.0077	$0.0650

PIMCO California Municipal Income Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0320	$0.0000	$0.0000	$0.0320

August 2021	$0.0320	$0.0000	$0.0000	$0.0320

September 2021	$0.0320	$0.0000	$0.0000	$0.0320

October 2021	$0.0320	$0.0000	$0.0000	$0.0320

November 2021	$0.0320	$0.0000	$0.0000	$0.0320

December 2021	$0.0320	$0.0000	$0.0000	$0.0320

88	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO California Municipal Income Fund III	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0380	$0.0000	$0.0000	$0.0380

August 2021	$0.0380	$0.0000	$0.0000	$0.0380

September 2021	$0.0380	$0.0000	$0.0000	$0.0380

October 2021	$0.0380	$0.0000	$0.0000	$0.0380

November 2021	$0.0380	$0.0000	$0.0000	$0.0380

December 2021	$0.0380	$0.0000	$0.0000	$0.0380

PIMCO New York Municipal Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0420	$0.0000	$0.0000	$0.0420

August 2021	$0.0420	$0.0000	$0.0000	$0.0420

September 2021	$0.0420	$0.0000	$0.0000	$0.0420

October 2021	$0.0420	$0.0000	$0.0000	$0.0420

November 2021	$0.0420	$0.0000	$0.0000	$0.0420

December 2021	$0.0420	$0.0000	$0.0000	$0.0420

PIMCO New York Municipal Income Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0400	$0.0000	$0.0000	$0.0400

August 2021	$0.0400	$0.0000	$0.0000	$0.0400

September 2021	$0.0400	$0.0000	$0.0000	$0.0400

October 2021	$0.0400	$0.0000	$0.0000	$0.0400

November 2021	$0.0400	$0.0000	$0.0000	$0.0400

December 2021	$0.0400	$0.0000	$0.0000	$0.0400

PIMCO New York Municipal Income Fund III	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0355	$0.0000	$0.0000	$0.0355

August 2021	$0.0331	$0.0000	$0.0024	$0.0355

September 2021	$0.0355	$0.0000	$0.0000	$0.0355

October 2021	$0.0355	$0.0000	$0.0000	$0.0355

November 2021	$0.0327	$0.0000	$0.0028	$0.0355

December 2021	$0.0355	$0.0000	$0.0000	$0.0355

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	DECEMBER 31, 2021	89

Shareholder Meeting Results

Annual Shareholder Meeting Results

The Funds held their annual meetings of shareholders on December 17, 2021.

PIMCO Municipal Income Fund — PMF

Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re-election of John C. Maney and Alan Rappaport. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the election of E. Grace Vandecruze.

	Affirmative	Withheld Authority

Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2024 fiscal year	18,411,413	525,678

Re-election of Alan Rappaport — Class I to serve until the annual meeting held during the 2024 fiscal year	18,322,872	614,219

Election of E. Grace Vandecruze — Class I to serve until the annual meeting held during the 2024 fiscal year	178	5,764

Due to Hans W. Kertess’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2021, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders (the “Meeting”), and he was no longer a Trustee of the Fund following the Meeting. In addition, due to Matthew Buffington’s term as a Class I Trustee of the Fund expiring at the Meeting, he did not stand for re-election at the Meeting, and he was no longer a Trustee of the Fund following the Meeting. Further, Derrick A. Clark was no longer a Trustee of the Fund at the time of the Meeting. The other members of the Board of Trustees at the time of the Meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Kittredge, Ogden and Fisher continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Municipal Income Fund II — PML

Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re-election of John C. Maney and Alan Rappaport. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the election of E. Grace Vandecruze.

	Affirmative	Withheld Authority

Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2024 fiscal year	47,996,941	1,169,067

Re-election of Alan Rappaport — Class I to serve until the annual meeting held during the 2024 fiscal year	47,752,544	1,413,464

Election of E. Grace Vandecruze — Class I to serve until the annual meeting held during the 2024 fiscal year	384	10,139

Due to Hans W. Kertess’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2021, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders (the “Meeting”), and he was no longer a Trustee of the Fund following the Meeting. In addition, due to Matthew Buffington’s term as a Class I Trustee of the Fund expiring at the Meeting, he did not stand for re-election at the Meeting, and he was no longer a Trustee of the Fund following the Meeting. Further, Derrick A. Clark was no longer a Trustee of the Fund at the time of the Meeting. The other members of the Board of Trustees at the time of the Meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Kittredge, Ogden and Fisher continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Municipal Income Fund III — PMX

Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the election of Sarah Cogan and the re-election of John C. Many. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the election of E. Grace Vandecruze.

	Affirmative	Withheld Authority

Election of Sarah E. Cogan — Class I to serve until the annual meeting held during the 2024 fiscal year	24,351,483	749,018

Election of E. Grace Vandecruze — Class I to serve until the annual meeting held during the 2024 fiscal year	129	5,700

Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2024 fiscal year	24,349,483	751,018

Due to Hans W. Kertess’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2021, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders (the “Meeting”), and he was no longer a Trustee of the Fund following the Meeting. In addition, due to Matthew Buffington’s term as a Class I Trustee of the Fund expiring at the Meeting, he did not stand for

90	PIMCO CLOSED-END FUNDS

(Unaudited)

re-election at the Meeting, and he was no longer a Trustee of the Fund following the Meeting. Further, Derrick A. Clark was no longer a Trustee of the Fund at the time of the Meeting. The other members of the Board of Trustees at the time of the Meeting, namely, Mses. Deborah A. DeCotis and Messrs. Kittredge, Ogden, Rappaport and Fisher continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO California Municipal Income Fund — PCQ

Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re-election of John C. Maney and Alan Rappaport. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the election of E. Grace Vandecruze.

	Affirmative	Withheld Authority

Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2024 fiscal year	12,331,812	365,482

Re-election of Alan Rappaport — Class I to serve until the annual meeting held during the 2024 fiscal year	12,327,968	369,326

Election of E. Grace Vandecruze — Class I to serve until the annual meeting held during the 2024 fiscal year	31	4,576

Due to Hans W. Kertess’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2021, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders (the “Meeting”), and he was no longer a Trustee of the Fund following the Meeting. In addition, due to Matthew Buffington’s term as a Class I Trustee of the Fund expiring at the Meeting, he did not stand for re-election at the Meeting, and he was no longer a Trustee of the Fund following the Meeting. Further, Derrick A. Clark was no longer a Trustee of the Fund at the time of the Meeting. The other members of the Board of Trustees at the time of the Meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Kittredge, Ogden and Fisher continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO California Municipal Income Fund II — PCK

Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re-election of John C. Maney and Alan Rappaport. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the election of E. Grace Vandecruze.

	Affirmative	Withheld Authority

Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2024 fiscal year	22,831,280	776,761

Re-election of Alan Rappaport — Class I to serve until the annual meeting held during the 2024 fiscal year	22,909,564	698,477

Election of E. Grace Vandecruze — Class I to serve until the annual meeting held during the 2024 fiscal year	55	4,590

Due to Hans W. Kertess’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2021, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders (the “Meeting”), and he was no longer a Trustee of the Fund following the Meeting. In addition, due to Matthew Buffington’s term as a Class I Trustee of the Fund expiring at the Meeting, he did not stand for re-election at the Meeting, and he was no longer a Trustee of the Fund following the Meeting. Further, Derrick A. Clark was no longer a Trustee of the Fund at the time of the Meeting. The other members of the Board of Trustees at the time of the Meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Kittredge, Ogden and Fisher continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO California Municipal Income Fund III — PZC

Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the election of Sarah Cogan and the re-election of John C. Many. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the election of E. Grace Vandecruze.

	Affirmative	Withheld Authority

Election of Sarah E. Cogan — Class I to serve until the annual meeting held during the 2024 fiscal year	15,690,025	352,939

Election of E. Grace Vandecruze — Class I to serve until the annual meeting held during the 2024 fiscal year	10	3,676

Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2024 fiscal year	15,712,571	330393

ANNUAL REPORT	|	DECEMBER 31, 2021	91

Shareholder Meeting Results	(Cont.)

Due to Hans W. Kertess’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2021, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders (the “Meeting”), and he was no longer a Trustee of the Fund following the Meeting. In addition, due to Matthew Buffington’s term as a Class I Trustee of the Fund expiring at the Meeting, he did not stand for re-election at the Meeting, and he was no longer a Trustee of the Fund following the Meeting. Further, Derrick A. Clark was no longer a Trustee of the Fund at the time of the Meeting. The other members of the Board of Trustees at the time of the Meeting, namely, Mses. Deborah A. DeCotis and Messrs. Kittredge, Ogden, Rappaport and Fisher continued to serve as Trustees of the Fund

†	Interested Trustee

PIMCO New York Municipal Income Fund — PNF

Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re-election of John C. Maney and Alan Rappaport. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the election of E. Grace Vandecruze.

	Affirmative	Withheld Authority

Re-election of John C. Maney† – Class I to serve until the annual meeting held during the 2024 fiscal year	6,211,432	163,825

Re-election of Alan Rappaport – Class I to serve until the annual meeting held during the 2024 fiscal year	6,211,432	163,825

Election of E. Grace Vandecruze – Class I to serve until the annual meeting held during the 2024 fiscal year	16	1,368

Due to Hans W. Kertess’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2021, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders (the “Meeting”), and he was no longer a Trustee of the Fund following the Meeting. In addition, due to Matthew Buffington’s term as a Class I Trustee of the Fund expiring at the Meeting, he did not stand for re-election at the Meeting, and he was no longer a Trustee of the Fund following the Meeting. Further, Derrick A. Clark was no longer a Trustee of the Fund at the time of the Meeting. The other members of the Board of Trustees at the time of the Meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Kittredge, Ogden and Fisher continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO New York Municipal Income Fund II — PNI

Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re-election of John C. Maney and Alan Rappaport. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the election of E. Grace Vandecruze.

	Affirmative	Withheld Authority

Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2024 fiscal year	8,120,232	319,779

Re-election of Alan Rappaport — Class I to serve until the annual meeting held during the 2024 fiscal year	8,139,761	300,250

Election of E. Grace Vandecruze — Class I to serve until the annual meeting held during the 2024 fiscal year	24	2,038

Due to Hans W. Kertess’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2021, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders (the “Meeting”), and he was no longer a Trustee of the Fund following the Meeting. In addition, due to Matthew Buffington’s term as a Class I Trustee of the Fund expiring at the Meeting, he did not stand for re-election at the Meeting, and he was no longer a Trustee of the Fund following the Meeting. Further, Derrick A. Clark was no longer a Trustee of the Fund at the time of the Meeting. The other members of the Board of Trustees at the time of the Meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Kittredge, Ogden and Fisher continued to serve as Trustees of the Fund.

†	Interested Trustee

92	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO New York Municipal Income Fund III — PYN

Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the election of Alan Rappaport and the re-election of John C. Maney. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the election of E. Grace Vandecruze.

	Affirmative	Withheld Authority

Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2024 fiscal year	4,040,370	204,017

Election of Alan Rappaport — Class I to serve until the annual meeting held during the 2024 fiscal year	4,047,484	196,903

Election of E. Grace Vandecruze — Class I to serve until the annual meeting held during the 2024 fiscal year	3	1,063

Due to Hans W. Kertess’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed-End Funds at the end of 2021, he did not stand for re-election as a Trustee of the Fund at the annual meeting of shareholders (the “Meeting”), and he was no longer a Trustee of the Fund following the Meeting. The other members of the Board of Trustees at the time of the Meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Kittredge, Ogden and Fisher continued to serve as Trustees of the Fund.

†	Interested Trustee

ANNUAL REPORT	|	DECEMBER 31, 2021	93

Changes to Boards of Trustees	(Unaudited)

Effective December 3, 2021, Derrick A. Clark is no longer Trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III and PIMCO California Municipal Income Fund III.

Effective December 17, 2021 Hans W. Kertess is no longer Trustee of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III.

Effective December 17, 2021, Matthew Buffington is no longer Trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III and PIMCO California Municipal Income Fund III.

Effective December 31, 2021 Hans W. Kertess retired from his position as Trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II.

94	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan	(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the NAV per common share of each Fund is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

ANNUAL REPORT	|	DECEMBER 31, 2021	95

Dividend Reinvestment Plan	(Cont.)	(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO; website: www.amstock.com.

96	PIMCO CLOSED-END FUNDS

Additional Information Regarding the Funds	(Unaudited)

CHANGES OCCURRING DURING PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

The following principal risk disclosures have been added with respect to each Fund:

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust or Articles of Incorporation (collectively, the “Organizational Documents”), as applicable, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions in the Organizational Documents could have the effect of depriving the holders of the Fund’s common shares of beneficial interest (“Common Shares”) of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

Confidential Information Access Risk

In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

CSDR Related Risk

The European Union has adopted a settlement discipline regime under Regulation (EU) No 909/2014 and the Settlement Discipline RTS as they may be modified from time to time (“CSDR”), which will have phased compliance dates. It aims to reduce the number of settlement fails that occur in EEA central securities depositories (“CSDs”) and address settlement fails where they occur. The key elements of the regime are: (i) mandatory buy-ins — if a settlement fail continues for a specified period of time after the intended settlement date, a buy-in process must be initiated to effect the settlement; (ii) cash penalties — EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants; and (iii) allocations and confirmations — EEA investment firms are required to take measures to prevent settlement fails, including putting in place arrangements with their professional clients to communicate securities allocations and transaction confirmations. These requirements apply to transactions in transferable securities (e.g., shares and bonds), money market instruments, units in funds and emission allowances that are to be settled via an EEA CSD and, in the case of cash penalties and buy-in requirements only, are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty.

The implementation of the CSDR settlement discipline regime for funds that enter into in-scope transactions may result in increased operational and compliance costs being borne directly or indirectly by the Funds. CSDR may also affect liquidity and increase trading costs associated with relevant securities. If in-scope transactions are subject to additional expenses and penalties as a consequence of the CSDR settlement discipline regime, such expenses and penalties may be charged to the relevant Fund depending upon their characterization under the Fund’s Investment Management Agreetment.

Mortgage-Related Derivative Instruments Risk

The Fund may engage in derivative transactions related to mortgage-backed securities, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and mortgage-backed securities. The Fund may also invest in mortgage-backed securities credit default swaps, which include swaps the reference obligation for which is a mortgage-backed security or related index, such as the CMBX Index (a tradeable index referencing a basket of commercial mortgage-backed securities), the TRX Index (a tradeable index referencing total return swaps based on commercial mortgage-backed securities) or the ABX (a tradeable index referencing a basket of sub-prime mortgage-backed securities). The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

ANNUAL REPORT	|	DECEMBER 31, 2021	97

Additional Information Regarding the Funds	(Cont.)	(Unaudited)

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Mortgage-related derivative instruments involve risks associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps.

Privacy and Data Security Risk

The Fund generally does not intend to obtain or hold borrowers’ non-public personal information, and the Fund intends to implement procedures designed to prevent the disclosure of borrowers’ non-public personal information to the Fund. However, service providers to the Fund or its direct or indirect fully owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect fully-owned subsidiaries, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with the Gramm-Leach-Bliley Act (“GLBA”), other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

U.S. Government Securities Risk

Certain U.S. Government Securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. The values of U.S. Government Securities change as interest rates fluctuate.

98	PIMCO CLOSED-END FUNDS

Principal Investment Strategies	(Unaudited)

The information in this section is as of December 31, 2021.

The investment objective of each of PCQ, PCK and PZC is to provide current income exempt from federal and California income tax. The investment objective of each of PMF, PML and PMX is to provide current income exempt from federal income tax. The investment objective of PNF, PNI and PYN is to provide current income exempt from federal, New York State and New York City income tax. In pursuing each Fund’s investment objective, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO or the “Investment Manager”), also seeks to preserve and enhance the value of the Fund’s holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships. A Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Under normal market conditions, each Fund other than PMF, PML and PMX will invest substantially all (at least 90%) of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable) is exempt from federal and California (i.e., excluded from gross income for federal and California income tax purposes but not necessarily exempt from the federal alternative minimum tax) (in the case of PCQ, PCK and PZC) or New York State and New York City (i.e., excluded from gross income for federal, New York State and New York City income tax purposes but not necessarily exempt from the federal alternative minimum tax) (in the case of PNF, PNI and PYN) income taxes (“California Municipal Bonds” or “New York Municipal Bonds”, as applicable). Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.

Under normal circumstances, each of PMF, PML and PMX expects to invest at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), is exempt from regular federal income taxes (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax). Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.

Each Fund invests at least 80% of its net assets in municipal bonds that are, at the time of purchase, rated “investment grade” by at least one of Moody’s Investors Service, Inc (“Moody’s”), S&P Global Ratings

(“S&P”) or Fitch, Inc. (“Fitch”), or unrated but determined by PIMCO to be of comparable quality. “Investment grade” means a rating, in the case of Moody’s, of Baa3 or higher, or in the case of S&P and Fitch, of BBB- or higher. Each Fund may invest up to 20% of its net assets in municipal bonds that are, at the time of investment, rated Ba or B or lower by Moody’s, BB or B or lower by S&P or Fitch or that are unrated but judged to be of comparable quality by PIMCO. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “junk bonds.” Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics.

The Funds’ investment in municipal bonds may be based on PIMCO’s belief that their yield and/or total return potential is higher than that available on bonds bearing similar levels of interest rate risk, credit risk and other forms of risk, or that their value relative to the municipal bond market is less sensitive to these risks. Each Fund attempts to produce returns relative to the municipal bond market generally by prudent selection of municipal bonds. The Funds may invest in bonds associated with a particular municipal market sector (for example, electric utilities), issued by a particular municipal issuer, or having particular structural characteristics, that PIMCO believes may be undervalued. PIMCO may purchase such a bond for a Fund’s portfolio because it represents a market sector or issuer that PIMCO considers undervalued. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued.

Portfolio Contents

For each of PML, PMF and PMX, the municipal bonds in which the Fund invests are generally issued by a U.S. state or territory, a city in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city.

For each of PCQ, PCK and PZC, the California Municipal Bonds in which the Fund invests are generally issued by the State of California, a city in California, or a political subdivision, agency, authority, or instrumentality of such state or city, but may be issued by other U.S. states and/or U.S. territories, the interest from which is exempt from California and federal income taxes.

For each of PNF, PNI and PYN, the New York Municipal Bonds in which the Fund invests are generally issued by the State of New York,

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Principal Investment Strategies	(Cont.)

a city in New York (including New York City) or a political subdivision, agency, authority or instrumentality of such state or city, but may be issued by other U.S. states and/or U.S. territories, the interest from which is exempt from New York, New York City and federal income taxes.

Each of PCQ, PCK, PZC, PNF, PNI and PYN may also invest up to 10% of its net assets in municipal bonds issued by a U.S. state or territory, a city in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city, the interest from which is not exempt from California or New York and New York City income taxes, as applicable.

Also included within the general category of municipal bonds in which each Fund may invest are participations in lease obligations.

Each Fund may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Each such Fund may do so for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio (and thereby decreasing the Fund’s exposure to interest rate risk).

Each Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value and overall credit risk posed by investments in such securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income.

Each Fund may buy and sell municipal bonds on a when-issued, delayed delivery or forward commitment basis, making payment or taking delivery at a later date. Each Fund may invest in floating rate debt instruments (“floaters”), including inverse floaters, and engage in credit spread trades.

Each Fund may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and seeks to use the proceeds to purchase municipal securities having longer maturities and bearing interest at a higher fixed interest rate than prevailing short-term tax-exempt rates. Service providers of such trusts may have recourse against a Fund in certain cases.

Each Fund may also invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. Each Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when PIMCO believes share prices of other investment companies offer attractive values. Each Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder of an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Each Fund generally intends to invest primarily in municipal bonds with longer-term maturities (for example, 15-30 years), but may invest in bonds of any maturity and otherwise seek a shorter average weighted maturity of its portfolio.

Each Fund may purchase and sell (write) a variety of derivatives, such as put options and call options on securities, short sales, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments.

Each of PCK, PZC, PML, PMX, PNI and PYN may invest up to 20% (and each of PCQ, PMF and PNF may invest up to 15%) of its net assets in securities which are illiquid at the time of investment (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

Each Fund has outstanding auction rate preferred shares of beneficial interest (“ARPS”) and, except for PNF and PYN, remarketable variable rate munifund term preferred shares of beneficial interest (“RVMTP” and together with the ARPS and any other preferred shares a Fund may have outstanding, “Preferred Shares”).1 In connection with rating each Fund’s Preferred Shares, Moody’s and Fitch, as applicable, impose specific asset coverage tests and other limitations and restrictions that may limit a Fund’s ability to engage in certain of the transactions described above. In addition, failure to comply with these limitations and restrictions could, among other things, preclude a Fund from declaring or paying dividend or distributions.

[1]

On September 18, 2018, each of PCQ, PCK, PZC, PMF, PML, PMX and PNI (each, a “RVMTP Fund” and collectively, the “RVMTP Funds”) issued a single series of Variable Rate MuniFund Term Preferred Shares, Series 2022 (the “VMTP Shares”). On June 30, 2021, pursuant to the authority expressly vested in the Boards of Trustees of the RVMTP Funds, the Boards of Trustees of the RVMTP Funds authorized the redesignation (the “Redesignation”) of each Fund’s VMTP Shares as Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2051, the (“RVMTP Shares”). The Redesignation occurred on July 14, 2021.

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Temporary Defensive Investments.  Upon PIMCO’s recommendation, temporarily or for defensive purposes and in order to keep a Fund’s cash fully invested, each Fund may invest up to 100% of its net assets in high quality, short-term investments, including mortgage-backed and corporate debt securities that may be either tax-exempt or taxable. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt (including securities that generate income subject to the federal alternative minimum tax) short-term investments are not available at reasonable prices and yields. To the extent a Fund invests in taxable short-term investments, such Fund will not at such times be in a position to achieve its investment objective.

Use of Leverage

Each Fund currently utilizes leverage principally through its outstanding Preferred Shares and floating rate notes issued in tender option bond transactions. Each Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments. Each Fund may also determine to issue other types of preferred shares or determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

The amount of leverage that a Fund uses may change, but total leverage is not normally expected to exceed 50% of the Fund’s total assets. To the extent a Fund covers its commitments under tender option bonds or other derivatives instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations, they will not be considered “senior securities” under the Investment Company Act of 1940 (“1940 Act”) and will not be subject to the 50% policy described in the foregoing sentence.

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Principal Risks of the Funds

The information in this section is as of December 31, 2021.

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investments, investment company investments or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

AMT Bonds Risk

Investments by the Funds in AMT Bonds may expose the Funds to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of a Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

Anti-Takeover Provisions

See “Additional Information Regarding the Funds — Changes Occurring During the Reporting Period” for a description of this principal risk.

California State-Specific Risk

A Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Funds and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Concentration Risk

Substantial exposure to municipal bonds of particular issuers, geographies and/or jurisdictions will result in susceptibility to political, economic, regulatory and other factors affecting issuers of such bonds, their ability to meet their obligations and the economic condition of the facility or specific revenue source from whose revenues payments of obligations may be made. The ability of state, county, or local governments or other issuers to meet their obligations will depend primarily on the availability of tax and other revenues to those entities. The amounts of tax and other revenues available to issuers may be affected from time to time by economic, political and demographic conditions that specifically impact such issuers. In addition, there are constitutional and statutory restrictions that limit the power of certain issuers to raise revenues or increase taxes. The availability of federal, state and local aid to issuers may also affect their ability to meet their obligations. The creditworthiness of obligations issued by local issuers within a given state may be unrelated to the creditworthiness of obligations issued by the state and there is no obligation on the part of the state to make payment on such local obligations in the event of default. Any reduction in the actual or perceived ability of an issuer to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could adversely affect the values of other bonds as well. Moreover, in such circumstances, the

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value of the Fund’s shares may fluctuate more widely than the value of shares of a more diversified fund.

Many factors, including national economic, social and environmental policies and conditions, which are not within the control of issuers, could affect or could have an adverse impact on the financial condition of the issuers. A Fund is unable to predict whether or to what extent such factors or other factors may affect issuers, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds.

Confidential Information Access Risk

See “Additional Information Regarding the Funds — Changes Occurring During the Reporting Period” for a description of this principal risk.

Counterparty Risk

A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that a Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and a Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. While a Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. This risk is greater to the extent a Fund uses leverage or derivatives. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

CSDR Related Risk  See “Additional Information Regarding the Funds — Changes Occurring During the Reporting Period” for a description of this principal risk.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance

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and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, a Fund could lose more than the amount invested and derivatives may increase the volatility of a Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivatives might not be available for OTC derivatives transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse itself. Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of a Fund and its counterparty.

It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund’s hedging transactions will be effective. In such case, a Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund’s hedging transactions will be effective.

The Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains).

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Consequently, Common Shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund, at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, impede the employment of a Fund’s derivatives strategies, or adversely affect a Fund’s performance and cause a Fund to lose value.

For instance, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in a Fund’s asset segregation and cover practices discussed herein. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, limit a Fund’s ability to employ certain strategies that use these instruments and/or adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective and may increase the cost of a Fund’s investments and costs of doing business, which could adversely affect investors. Compliance with Rule 18f-4 will not be required until August 19, 2022.

Distribution Risk

Although the Funds may seek to maintain level distributions, a Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, a Fund’s distributable income and dividend levels may decline for many reasons. For example, a Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by a Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

High Yield Securities Risk

To the extent that a Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV and market price of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. A Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in a Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund should be considered speculative.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on a Fund. Securities of below investment grade quality are regarded as having predominantly

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speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default, and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. A Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on a Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in a Fund’s portfolio may become illiquid or less liquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent a Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard.

A Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities. Due to the risks involved in investing in high yield securities, an investment in a Fund should be considered speculative.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and Common Shares.

Insurance Risk

A Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. If the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will decline in value because of a change in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by

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one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of 15 years would generally be expected to decline by approximately 15% if interest rates rose by one percentage point.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the United States and many parts of the world are at or near historically low levels. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if a Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent a Fund uses leverage or derivatives.

Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Further, while U.S.

bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by a Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

A Fund’s use of leverage creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that a Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. A Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objective and policies. Interest expense payable by a Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to any preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as a Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to a Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if a Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there

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Principal Risks of the Funds	(Cont.)

can be no assurance that a Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by a Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎	the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

∎	the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if a Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to a Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to a Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, a Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom a Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

A Fund’s use, if any, of total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect a Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it is leveraged through use of these derivative strategies.

Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by a Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.

On October 28, 2020, the SEC adopted Rule 18f-4 under the Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 19, 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted. In addition, Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or the Fund’s distribution rate.

Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by a Fund, the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.2

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

[2]	The types of leverage on which fees are received by the Investment Manager with respect to the Fund are discussed in Note 8 in the Notes to Financial Statements.

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(Unaudited)

Illiquid investments may become harder to value, especially in changing markets. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, a Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund invests in securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk.

Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which a Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Management Risk

The Funds are subject to management risk because they are actively managed investment portfolios. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for a Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Funds. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing a Fund and may also adversely affect the ability of the Fund to achieve its investment objective. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on a Fund’s ability to realize its investment objectives.

In addition, each Fund may rely on various third-party sources to calculate its NAV. As a result, each Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs

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Principal Risks of the Funds	(Cont.)

and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. Any market disruptions could also prevent the Funds from executing advantageous investment decisions in a timely manner. To the extent that the Funds focus their investments in a region enduring geopolitical market disruption, they will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Funds meet their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Funds’ investments in fixed income securities. As discussed more under “Interest Rate Risk,” interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Market Discount Risk

The price of a Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV.

Market Disruptions Risk

Each Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to a Fund’s investments or the Investment Manager’s operations and the value of an investment in the Fund, its distributions and its returns. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as each Fund’s investment adviser, rely, and could otherwise disrupt each Fund’s service providers’ ability to fulfill their obligations to the Funds.

The U.S. Federal Reserve has made emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress has approved stimulus to offset the severity and duration of the adverse economic effects of COVID-19 and related disruptions in economic and business activity. Dozens of central banks across Europe, Asia, and elsewhere have announced and/or adopted similar economic relief packages. The introduction and adoption of these packages could cause market disruptions and volatility. In addition, the end of any such program

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(Unaudited)

could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature.

Mortgage-Related and Other Asset-Backed Instruments Risk

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause a Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid.

There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. A Fund expects that investments in the lowest tranche of or subordinate mortgage-backed and other asset-backed instruments will be subject to the greatest risks of losing part or all of their values, which could arise from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Mortgage-Related Derivative Instruments Risk  See “Additional Information Regarding the Funds — Changes Occurring During the Reporting Period” for a description of this principal risk.

Municipal Bond Risk

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest,

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Principal Risks of the Funds	(Cont.)

or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

A Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case a Fund’s performance may be adversely affected.

A Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. A Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to holders of the Fund’s common shares (“Common Shares”) the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds, including credit and market risk.

Municipal securities are also subject to interest rate, credit, and liquidity risk, which are discussed generally elsewhere in this section, and elaborated upon below with respect to municipal bonds.

Interest Rate Risk.  The value of municipal securities, similar to other fixed income securities, will likely drop as interest rates rise in the general market. Conversely, when rates decline, bond prices generally rise.

Credit Risk.  The risk that a borrower may be unable to make interest or principal payments when they are due. A fund that invests in municipal securities relies on the ability of the issuer to service its debt.

This subjects a Fund to credit risk in that the municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. Municipal issuers with significant debt service requirements, in the near-to mid-term; unrated issuers and those with less capital and liquidity to absorb additional expenses may be most at risk. To the extent a Fund invests in lower quality or high yield municipal securities, it may be more sensitive to the adverse credit events in the municipal market. The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.

Liquidity Risk.  The risk that investors may have difficulty finding a buyer when they seek to sell, and therefore, may be forced to sell at a discount to the market value. Liquidity may sometimes be impaired in the municipal market and because a Fund primarily invests in municipal securities, it may find it difficult to purchase or sell such securities at opportune times. Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances. Depending on the particular issuer and current economic conditions, municipal securities could be deemed more volatile investments.

In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality’s ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan (OPEB) liabilities.

Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.

Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond.

Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a “moral obligation” instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.

In addition, a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal

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bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities.

Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.

Municipal Project-Specific Risk

A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality or municipal sector events. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.

New York State-Specific Risk

A Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. Provisions of the New York Constitution and State statutes which limit the taxing and spending authority of New York governmental entities may impair the ability of New York issuers to pay principal and/or interest on their obligations. While New York’s economy is broad, it does have major concentrations in certain industries, such as financial services, and may be sensitive to economic problems affecting those industries. Future New York political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of New York issuers.

Non-Diversification Risk

Each of PNF and PYN is a “non-diversified” fund, which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. By investing in a relatively smaller number of issuers, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S.

Operational Risk

An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While each Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk

When investing in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to same leverage risks.

Portfolio Turnover Risk

The Investment Manager manages the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to each Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely impact a Fund’s after-tax returns.

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Principal Risks of the Funds	(Cont.)

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities

The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading.

Additional Risks Associated with the Funds’ Preferred Shares

Although the Funds’ ARPS ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the ARPS (and auctions for similar preferred shares issued by closed-end funds in the U.S.) have failed since 2008. The dividend rates on the ARPS since that time have been paid, and the Funds expect that they will continue to be paid for the foreseeable future, at the “maximum applicable rate.”

The maximum applicable rate for the ARPS and the RVMTP Share Dividend Rate is based in part on a multiple of or a spread plus a reference rate). An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Funds to the holders of Preferred Shares, which would increase the costs associated with the Funds’ leverage and reduce the Funds’ net income available for distribution to holders of Common Shares. In addition, the multiple or spread used to calculate the maximum applicable rate for the ARPS and the RVMTP Share Dividend Rate is based in part on the credit rating assigned to the ARPS or RVMTP Shares by the applicable rating agency(ies), with the multiple or spread generally increasing as the rating declines. Accordingly, future ratings downgrades may result in increases to the maximum applicable rate for the ARPS or to the RVMTP Share Dividend Rate.

Therefore, it is possible that a substantial rise in market interest rates and/or further ratings downgrades of the Preferred Shares could, by reducing income available for distribution to the holders of Common Shares and otherwise detracting from the Funds’ investment performance, make the Funds’ continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, a Fund may elect to redeem some or all of the

Preferred Shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the Fund’s investment returns.

The Funds are also subject to certain asset coverage tests associated with the rating agencies that rate the Preferred Shares. Failure by a Fund to maintain the asset coverages (or to cure such failure in a timely manner) may require the Fund to redeem Preferred Shares and could preclude the Funds from declaring or paying any dividends or distributions to holders of Common Shares. Failure to satisfy ratings agency asset coverage tests or other guidelines could also result in the applicable ratings agency downgrading its then-current ratings on the Preferred Shares, as described above. Moreover, the rating agency guidelines impose restrictions or limitations on the Funds’ use of certain financial instruments or investment techniques that the Funds might otherwise utilize in order to achieve its investment objective, which may adversely affect the Funds’ investment performance. Rating agency guidelines may be modified by the rating agencies in the future and such modifications may make such guidelines substantially more restrictive or otherwise result in downgrades, which could further negatively affect the Fund’s investment performance.

The ratings agencies that have assigned ratings to the Funds’ Preferred Shares may change their rating methodologies, perhaps substantially. Such a change could adversely affect the ratings assigned to the Funds’ Preferred Shares, the dividend rates paid thereon, and the expenses borne by holders of Common Shares. For instance, Fitch Ratings published ratings criteria relating to closed-end funds on December 4, 2020, which effectively result in a rating cap of “AA” for debt and preferred stock issued by all closed-end funds and a rating cap of “A” for debt and preferred shares issued by (i) closed-end funds exposed to emerging market debt, below-investment-grade and unrated debt, structured securities and equity, and (ii) closed-end funds with material exposure to “BBB” category rated assets. Accordingly, on April 30, 2021, Fitch Ratings announced that it had downgraded to “AA” from AAA” the long-term ratings assigned to each of the RVMTP Funds’ VMTP Shares. The long-term rating actions were driven by changes in the updated ratings criteria for closed-end funds rather than by any fundamental changes to the Funds’ credit profiles. In connection with the Redesignation, on December 6, 2021, Fitch affirmed “AA” long-term ratings of each RVMTP Fund’s RVMTP Shares. Fitch does not currently rate the Fund’s ARPS. In addition, future ratings downgrades by Moody’s or Fitch, as applicable, may result in an increase to the Funds’ Preferred Shares dividend rates.

114	PIMCO CLOSED-END FUNDS

(Unaudited)

Privacy and Data Security Risk

See “Additional Information Regarding the Funds — Changes Occurring During the Reporting Period” for a description of this principal risk.

Private Placements Risk

A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Funds. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Funds may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Puerto Rico-Specific Risk

A Fund may be affected significantly by economic, regulatory, restructuring or political developments affecting the ability of Puerto Rico issuers to pay interest or repay principal. Certain issuers of Puerto Rico municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain Puerto Rico issuers to pay principal or interest on their obligations. Provisions of the Puerto Rico Constitution and Commonwealth laws, including a federally-appointed oversight board to oversee the Commonwealth’s financial operations, which limit the taxing and spending authority of Puerto Rico governmental entities may impair the ability of Puerto Rico issuers to pay principal and/or interest on their obligations. While Puerto Rico’s economy is broad, it does have major concentrations in certain industries, such as manufacturing and service, and may be sensitive to economic problems affecting those industries. Future Puerto Rico political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation, debt restructuring, and voter initiatives could have an adverse effect on the debt obligations of Puerto Rico issuers.

Regulatory Changes Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Funds and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Funds and the Investment

Manager will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which a Fund invests.

Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair a Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Current rules related to credit risk retention requirements for asset-backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which a Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for a Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets, which in turn could negatively affect the returns on the Fund’s investment.

Regulatory Risk — LIBOR

The Fund’s investments (including, but not limited to, repurchase agreements, collateralized loan obligations and mortgage-backed securities), payment obligations and financing terms may rely in some fashion on LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. On July 27, 2017, the Chief Executive of the FCA announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly used tenors of U.S. dollar LIBOR after June 30, 2023. While the FCA may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the

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Principal Risks of the Funds	(Cont.)

Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts, or in contracts or other arrangements entered into by a Fund, may need to be renegotiated. The transition may also result in a reduction in the value of certain instruments held by a Fund, a change in the cost of borrowing or the dividend rate for any preferred shares that may be issued by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Reinvestment Risk

Income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by a Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.

Repurchase Agreements Risk

A Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, a Fund would seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for a Fund.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into reverse repurchase agreement transactions, swap agreements, futures contracts or other derivative transactions, purchasing securities on a when-issued or delayed delivery basis or engaging in short sales may be considered senior securities unless steps are taken to segregate a Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, a Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. At times, all or a substantial portion of a Fund’s liquid assets may be segregated for purposes of various portfolio transactions. A Fund may be unable to use such segregated assets for certain other purposes, which could result in a Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Short Exposure Risk

A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund’s exposure to

116	PIMCO CLOSED-END FUNDS

(Unaudited)

long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Special Purpose Acquisition Companies (“SPACs”) Risk  See “Additional Information Regarding the Funds — Changes Occurring During the Reporting Period” for a description of this principal risk.

Structured Investments Risk

Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by a Fund. Structured products generally entail risks associated with derivative instruments.

Tax Risk

Each Fund has elected to be treated as a “regulated investment company” (a “RIC”) under the Internal Revenue Code (the “Code”) and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, a Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

A Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC and can limit a Fund’s ability to continue qualifying as such. The tax treatment of certain of a Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect a Fund’s ability to qualify or be eligible for treatment as a RIC.

If, in any year, a Fund were to fail to qualify for treatment as a RIC under the Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of a Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by a Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, no Fund is a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

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Principal Risks of the Funds	(Cont.)	(Unaudited)

U.S. Government Securities Risk

See “Additional Information Regarding the Funds — Changes Occurring During the Reporting Period” for a description of this principal risk.

Valuation Risk

Certain securities in which a Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, a Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Fund’s Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

118	PIMCO CLOSED-END FUNDS

How Each Fund Manages Risk	(Unaudited)

A Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. Derivatives strategies and instruments that a Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by a Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to holders of the Fund’s Common Shares. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on a Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for a Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, a Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.

A Fund may take certain actions if short-term interest rates increase, or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect holders of its Common Shares. In order to attempt to offset such a negative impact of leverage on holders of Common Shares, a Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should a Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, a Fund may not be successful in managing its interest rate exposure in the manner described above.

In addition, each Fund has adopted certain investment limitations designed to limit investment risk. See “Fundamental Investment Restrictions” below for a description of these limitations.

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Effects of Leverage	(Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s continued use of Preferred Shares and TOBs, as applicable, as of December 31, 2021 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective Preferred Share dividend rate and interest expense rate payable by the Fund on such instruments (based on market conditions as of December 31, 2021), and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses may vary frequently and may be significantly higher or lower than the rate used for the example below.

The information below does not reflect a Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as total return swaps or other derivative instruments.

	Municipal Income Fund (PMF)	Municipal Income Fund II (PML)	Municipal Income Fund III (PMX)	California Municipal Income Fund (PCQ)	California Municipal Income Fund II (PCK)	California Municipal Income Fund III (PZC)	New York Municipal Income Fund (PNF)	New York Municipal Income Fund II (PNI)	New York Municipal Income Fund III (PYN)

Preferred Shares as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and TOBs)	42.29%	42.86%	42.36%	43.88%	40.95%	42.72%	41.36%	41.90%	43.99%

Estimated Annual Effective Preferred Share Dividend Rate	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.16%

TOBs as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and TOBs)	10.70%	16.09%	13.66%	12.29%	8.12%	11.43%	16.09%	6.75%	12.73%

Estimated Annual Effective Interest Expense Rate Payable by Fund on TOBs	0.58%	0.44%	0.55%	0.55%	0.54%	0.55%	0.17%	0.65%	0.57%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Preferred Share Dividend Rate and Interest Expense Rate on TOBs	0.15%	0.16%	0.17%	0.17%	0.16%	0.17%	0.07%	0.18%	0.12%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(17.59)%	(17.78)%	(17.64)%	(18.13)%	(17.20)%	(17.76)%	(17.17)%	(17.53)%	(18.07)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(8.92)%	(9.03)%	(8.97)%	(9.22)%	(8.74)%	(9.03)%	(8.65)%	(8.92)%	(9.14)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(0.26)%	(0.28)%	(0.29)%	(0.31)%	(0.27)%	(0.30)%	(0.12)%	(0.32)%	(0.22)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	8.41%	8.47%	8.38%	8.60%	8.20%	8.43%	8.41%	8.29%	8.71%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	17.07%	17.22%	17.06%	17.51%	16.67%	17.15%	16.93%	16.90%	17.64%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.

Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

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Fundamental Investment Restrictions[3]	(Unaudited)

PIMCO Municipal Income Fund (PMF)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Municipal Income Fund (PML)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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Fundamental Investment Restrictions[3]	(Cont.)

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)

Make an investment if, at the time of such investment, the Fund has invested less than 80% of its “assets” (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended) in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believes by the Fund’s portfolio manager to be reliable), exempt from federal income tax (not including, for these purposes, the federal alternative minimum tax).

PIMCO Municipal Income Fund III (PMX)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal income tax. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement. Rule 35d-1 currently defines “Assets” to mean “net assets, plus the amount of any borrowings for investment purposes.”

PIMCO California Municipal Income Fund (PCQ)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

122	PIMCO CLOSED-END FUNDS

(Unaudited)

(2)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, with respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

PIMCO California Municipal Income Fund II (PCK)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

As a fundamental policy, with respect to 75% of the Fund’s total assets, the Fund may also not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio

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Fundamental Investment Restrictions[3]	(Cont.)

manager to be reliable), exempt from federal and California state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement.

PIMCO California Municipal Income Fund III (PZC)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

As a fundamental policy, with respect to 75% of the Fund’s total assets, the Fund may also not purchase the securities of any issuer,

except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and California state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement. Rule 35d-1 currently defines “Assets” to mean “net assets, plus the amount of any borrowings for investment purposes.”

PIMCO New York Municipal Income Fund (PNF)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to

124	PIMCO CLOSED-END FUNDS

(Unaudited)

compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO New York Municipal Income Fund II (PNI)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

As a fundamental policy, with respect to 75% of the Fund’s total assets, the Fund may also not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and New York state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement.

PIMCO New York Municipal Income Fund III (PYN)

Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)	Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests

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Fundamental Investment Restrictions[3]	(Cont.)	(Unaudited)

therein, or securities issued by companies which invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and New York state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement.

3 For purposes of this section, “majority of the outstanding,” when used with respect to particular shares of a Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

126	PIMCO CLOSED-END FUNDS

Management of the Funds	(Unaudited)

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 312-2113.

Trustees

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Trustee of the Funds since 2011, expected to stand for re-election at the annual meeting of shareholders during the 2022 fiscal year for PMF, PCQ, PNF, PML, PCK, and PNI and during the 2023 fiscal year for PMX, PZC and PYN.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	29	Trustee, Allianz Funds (2011- 2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Trustee of the Funds since 2019, expected to stand for election at the annual meeting of the shareholders during the 2022 fiscal year for PMF, PCQ, PNF, PML, PCK, PNI and PYN and during the 2024 fiscal year for PMX and PZC.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	29	Trustee, Allianz Funds (2019- 2021); Trustee, Virtus Funds (2021-Present).

Joseph B. Kittredge, Jr. 1954	Trustee	Trustee of the Funds since 2020, expected to stand for re-election at the annual meeting of shareholders during the 2022 fiscal year for PMX and PZC and during the 2023 fiscal year for PMF, PCQ, PNF, PML, PCK, PNI and PYN.	Trustee, Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015); Formerly, Director (2013- 2020) and Chair (2018- 2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	29	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

William B. Ogden, IV 1945	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders during the 2023 fiscal year for each Fund.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	29	Trustee, Allianz Funds (2006- 2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Alan Rappaport 1953	Trustee	Trustee of the Funds since 2010, expected to stand for re-election at the annual meeting of shareholders during the 2024 fiscal year for PMF, PCQ, PNF, PML, PCK, PNI and PYN and during the 2022 fiscal year for PMX and PZC.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	29	Trustee, Allianz Funds (2010- 2021); Trustee, Virtus AllianzGI Closed-End Funds (2021- Present).

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Management of the Funds	(Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

E. Grace Vandecruze 1963	Trustee	Trustee of the Funds since 2021, expected to stand for re-election at the annual meeting of shareholders during the 2024 fiscal year for each Fund.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (since 2015); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director, SBLI USA, a life insurance company (2015-2018).	29	None

Interested Trustees*

David N. Fisher** 1968	Trustee	Trustee of the Funds since 2019, expected to stand for election at the annual meeting of the shareholders during the 2023 fiscal year for each Fund.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	31	None

John C. Maney*** 1959	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders during the 2024 fiscal year for each Fund.	Senior Advisor to PIMCO (since June 2021); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Consultant to PIMCO (January 2020-June 2021); Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	29	None

*

Under the Fund’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement. With respect to all Funds other than PIMCO New York Municipal Income Fund III, effective prior to or on December 31, 2021, each of Messrs. Hans W. Kertess, Matthew Buffington and Derrick A. Clark retired or resigned, as applicable, as Trustees of the Funds. With respect to PIMCO New York Municipal Income Fund III, effective December 17, 2021, Mr. Kertess is no longer a Trustee of the Fund.

**

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, California 92660.

***

Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, California 92660.

128	PIMCO CLOSED-END FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer[1] 1976	Vice President	Since 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Elizabeth A. Duggan[1] 1964	Vice President	Since March 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Mark A. Jelic[1] 1981	Vice President	Since September 2021	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Treasurer	Since January 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Deputy Treasurer	Since 2020	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since 2019	Senior President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler[2] 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	DECEMBER 31, 2021	129

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

130	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive,

Newport Beach, CA, 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares

Deutsche Bank Trust Company Americas

60 Wall Street, 16th Floor

New York, NY 10005.

Transfer Agent, Dividend Paying Agent and Registrar for Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3012AR_123121

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2021	$ 56,108
	December 31, 2020	$ 47,055

(b)	Fiscal Year Ended	Audit-Related Fees
	December 31, 2021	$ 10,500
	December 31, 2020	$ 10,500

(c)	Fiscal Year Ended	Tax Fees (1)
	December 31, 2021	$ —
	December 31, 2020	$ —

(d)	Fiscal Year Ended	All Other Fees (2)
	December 31, 2021	$ —
	December 31, 2020	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Tax Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2021	December 31, 2020

PIMCO California Municipal Income Fund III	$10,500	$10,500
Pacific Investment Management Company LLC (“PIMCO”)	14,035,102	16,178,737

Totals	$14,045,602	$16,189,237

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

Joseph B. Kittredge, Jr.

William B. Ogden, IV

Alan Rappaport

E. Grace Vandecruze

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N- CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of March 4, 2022, the following individual has primary responsibility for the day-to-day management of the California Municipal Income Fund III (the “Fund”):

David Hammer

Mr. Hammer has been the portfolio manager of the Fund since August 2015. Mr. Hammer is an executive vice president and municipal bond portfolio manager in the New York office. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of December 31, 2021, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
David Hammer	23	$13,628.93	9*	$45,111.29	147	$12,671.14

* Of these Other Pooled Investment Vehicles, 5 account(s) totaling $44,556.23 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where a Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with the Fund or other account managed by PIMCO and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz, their affiliates and/or their respective employees, consultants and other personnel.

PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of the Fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client).

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases, PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest.

(a)(3)

As of December 31, 2021, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

●	PIMCO’s pay practices are designed to attract and retain high performers;

●	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

●	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

●	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

●

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

●	Contributions to mentoring, coaching and/or supervising members of team;

●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – The Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Manager beneficially owned as of December 31, 2021:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2021
David Hammer	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO California Municipal Income Fund III

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 4, 2022

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 4, 2022